UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

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☒ Preliminary Information Statement	☐ Confidential, For Use of the Commission only (as permitted by Rule 14c-5(d)(2))

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CHINA TRANSINFO TECHNOLOGY CORP.
(Name of Registrant as Specified in Its Charter)

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CHINA TRANSINFO TECHNOLOGY CORP.
07 Floor E-Wing Center
No. 113 Zhichunlu, Haidian District
Beijing, China 100086
(86 10) 82671299

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about ___________, to the holders of record (the “Stockholders”) of the outstanding common stock, $.001 par value per share (the “Common Stock”) of China TransInfo Technology Corp., a Nevada corporation (the “Company”), as of the close of business on December 30, 2008 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This Information Statement relates to a written consent in lieu of a meeting, dated as of the Record Date, (the “Written Consent”) of Stockholders of the Company owning at least a majority of the outstanding shares of Common Stock as of the Record Date (the “Majority Stockholders”).  Except as otherwise indicated by the context, references in this information statement to “Company,” “we,” “us,” or “our” are references to China TransInfo Technology Corp.

The Written Consent approved:

(1) the completion of the Restructuring (as defined below) as contemplated by, and the terms and provisions of the Restructuring Documents (as defined below); and

(2) the transfer of all of the Company’s assets to the Company’s affiliate, China TransInfo Technology Group Co., Ltd. (the “Group Company”), as contemplated by the Restructuring Documents.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under Chapter 78 of the Nevada Revised Statutes (“NRS”) and the Company’s Bylaws to approve the Restructuring.  Accordingly, the actions to be taken pursuant to the Written Consent are not presently being submitted to the Company’s other Stockholders for a vote and they will become effective on or about ____________, 20 days after the mailing of this Information Statement (the “Effective Date”).

           This is not a notice of a meeting of Stockholders and no Stockholders meeting will be held to consider the matters described herein.  This Information Statement is being furnished to you solely for the purpose of informing Stockholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

By Order of the Board of Directors,

/s/ Shudong Xia
Shudong Xia
Chief Executive Officer and President

GENERAL INFORMATION

This Information Statement is being first mailed on or about ______________, to Stockholders of the Company by its Board of Directors (the “Board of Directors”) to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Stockholders.

Only one Information Statement is being delivered to two or more Stockholders who share an address unless we have received contrary instruction from one or more of such Stockholders.  We will promptly deliver, upon written or verbal request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT THAT THE COMPANY INTENDS TO TAKE.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

SUMMARY

The following summary highlights selected information from this Information Statement relating to the Restructuring and the Restructuring Documents and may not contain all of the information that is important to you.  The description of the material terms of the Restructuring is qualified in its entirety by reference to the full text of the Restructuring Documents, which are attached hereto as Appendix A through Appendix N and incorporated herein by reference.  In addition, a more detailed discussion of the Restructuring and the Restructuring Documents follows this summary in this Information Statement.  We urge you to read this Information Statement and the appendixes attached hereto in their entirety.

Current Chinese laws restrict companies with foreign ownership to operate in three new business segments that the Company desires to operate in.  Specifically, those segments are online services, taxi advertising, and security and surveillance related business.  Management and the Board of Directors have determined that it is advisable and in the best interests of the Company and its Stockholders to restructure the Company’s subsidiaries and enter into a series of commercial arrangements to allow the Company to operate in these restricted business segments (the “Restructuring”).  Specifically, through its indirectly wholly-owned Chinese subsidiary, Oriental Intra-Asia Entertainment (China) Limited (“Oriental”), the Company will enter into the following two sets of contractual arrangements with various parties to effectuate the Restructuring:

Equity Transfer

•
Pursuant to an equity transfer agreement (the “PKU Equity Transfer Agreement”), to be entered into by and between Oriental and the Group Company, a newly formed PRC company that is 100% owned by Shudong Xia, the Company’s Chairman, CEO and President and the beneficial owner of approximately 43% of the Company’s outstanding capital stock, Zhiping Zhang, the Company’s Vice President of Research and Development, Zhibin Lai, the Company’s Vice President and Wei Gao, a designee of SAIF Partners III L.P., the 11% shareholder of the Company (collectively, the “Group Shareholders”), Oriental will transfer all of its equity interests in Beijing PKU Chinafront High Technology Co., Ltd. (“PKU”) to the Group Company;

•
Pursuant to an equity transfer agreement (the “Beijing Tian Hao Equity Transfer Agreement”), to be entered into by and between PKU and the Group Company, PKU will transfer all of its equity interests in Beijing Tian Hao Ding Xin Science and Technology Co., Ltd. (“Beijing Tian Hao”) to the Group Company;

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•
Pursuant to an equity transfer agreement (the “China TranWiseway Equity Transfer Agreement”), to be entered into by and between PKU and the Group Company, PKU will transfer all of its equity interests in China TranWiseway Information Technology Co., Ltd. (“China TranWiseway”) to the Group Company;

•
Pursuant to an equity transfer agreement (the “Zhangcheng Culture Equity Transfer Agreement”), to be entered into by and between PKU and the Group Company, PKU will transfer all of its equity interests in Zhangcheng Culture and Media Co., Ltd. (“Zhangcheng Culture”) to the Group Company;

•
Pursuant to an equity transfer agreement (the “Zhangcheng Science Equity Transfer Agreement”), to be entered into by and between PKU and the Group Company, PKU will transfer all of the equity interests in Beijing Zhangcheng Science and Technology Co., Ltd. (“Zhangcheng Science”) to the Group Company; and

•
Pursuant to an equity transfer agreement (the “Shanghai Yootu Equity Transfer Agreement”), to be entered into by and between PKU and the Group Company, PKU will transfer all of its equity interests in Shanghai Yootu Information Technology Co., Ltd. (“Shanghai Yootu”) to the Group Company.

The transfer of the above equity interests in PKU and PKU’s subsidiaries from Oriental and PKU to the affiliated Group Company (the “Equity Transfer”) will constitute the transfer of the Company’s all indirect equity interests in its Chinese subsidiaries.  As a result, PKU and PKU’s subsidiaries will become the Group Company’s direct or indirect subsidiaries.  Nevertheless, Oriental will continue to control the Group Company and the Group Company’s subsidiaries (i.e., PKU’s current subsidiaries) through the contractual arrangements described below.

Contractual Arrangements between Oriental and the VIE Entities

In connection with the Equity Transfer, the following contractual arrangements will also be made by the parties, which will give the Company contractual rights to control and manage the business of the Group Company and its subsidiaries:

•
Pursuant to an exclusive technical consulting and services agreement, to be entered into by and among Oriental, the Group Company and the Group Company’s subsidiaries, Oriental will provide certain technical and consulting services to the Group Company and the Group Company’s subsidiaries (each a “VIE Entity” and collectively, the “VIE Entities”) in exchange for the payment by each VIE Entity of an annual development and consulting services fee (the “Service Agreement”);

•
Pursuant to an equity pledge agreement, to be entered into by and among Oriental and each of the Group Shareholders, the Group Shareholders will pledge all of their equity interests in the Group Company (the “Equity Interests”) to Oriental as collateral security for Oriental’s collection of the fees under the Service Agreement (the “Pledge Agreement”);

•
Pursuant to an option agreement, to be entered into by and among Oriental and each of the Group Shareholders, the Group Shareholders will grant to Oriental an option to purchase at any time all of the Equity Interests, at the exercise price equal to the lowest possible price permitted by Chinese laws (the “Option Agreement”);

•
Pursuant to separate powers of attorney, each Group Shareholder will grant to Oriental a power to excise on his or her behalf all voting rights as a shareholder at the shareholders’ meetings of the Group Company that have been given to him or her by law and by the Articles of Association of the Group Company (the “Powers of Attorney”); and

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•
Pursuant to an operating agreement, (a) Oriental will agree to act as the guarantor for the VIE Entities in the contracts, agreements or transactions in connection with the VIE Entities’ operation between the VIE Entities and any other third parties and to provide full guarantee for the VIE Entities in performing such contracts, agreements or transactions, subject to applicable laws, in exchange for which the VIE Entities will agree to mortgage the receivables of their operation and all of their assets which have not been mortgaged to any third parties to Oriental and (b) the VIE Entities and the Group Shareholders will agree to accept the provision of the corporate policies and guidance by Oriental at any time in respect of the appointment and dismissal of the VIE Entities’ employees, the VIE Entities’ daily operation and administration as well as financial administrative systems, including the appointment of senior managers recommended by Oriental (the “Operating Agreement” and together with the Service Agreement, Pledge Agreement, Option Agreement, Powers of Attorney, the PKU Equity Transfer Agreement, the Beijing Tian Hao Equity Transfer Agreement, the China TranWiseway Equity Transfer Agreement, the Zhangcheng Culture Equity Transfer Agreement, the Zhangcheng Science Equity Transfer Agreement, and the Shanghai Yootu Equity Transfer Agreement, the “Restructuring Documents”).

BACKGROUND OF AND REASONS FOR THE VIE RESTRUCTURING

The Company is a holding company that currently operates through its various indirect PRC operating subsidiaries.  The Company was incorporated under the laws of the State of Nevada on August 3, 1998 and its principal executive office is located at 07 Floor E-Wing Center, No.113 Zhichunlu, Haidian District, Beijing, China 100086.  Its telephone number is (86) 10- 82671299.  The following chart reflects the Company’s current corporate structure.

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As illustrated by the Company’s organizational chart, the Company is the 100% owner of each of Intra-Asia Entertainment (China) Limited, a Hong Kong company, and Intra-Asia Entertainment (Asia-Pacific) Limited, a Samoan company, which in turn own 60% and 40%, respectively, of Oriental.  Oriental was incorporated in China on June 13, 2005 and its executive office is located at Room 1009, Tower C2, Oriental Plaza, No. 1 Dongchangan Avenue, Dongcheng District, Beijing, China 100738.  Oriental’s telephone number is (86)10-82671299.  As a wholly foreign owned enterprise, Oriental owns 97% of the Company’s primary operating subsidiary, PKU.  PKU was incorporated in China on October 30, 2000 and its executive office is located at 07 Floor E-Wing Center, No. 113 Zhichunlu, Haidian District, Beijing, China 100086.  PKU’s telephone number is (86)10-82671299.

Through PKU and PKU’s directly and indirectly owned operating subsidiaries in China, the Company is a total solutions provider of Geography Information Systems (“GIS”) application software and services to various segments of the Chinese government, including the Transportation, Digital City and Land & Resources departments.  The Company offers a full range of GIS application solutions that cover GIS system planning, deployment, system construction, data testing, system audit & optimization, user’s manuals and customer training through self-developed GIS platform software products for 2-dimensional and 3-dimnesional GIS system models.  With a main focus on transportation solutions, the Company also provides products and services of intelligent traffic systems including electronic toll collection, traffic flow surveying systems, traffic information processing systems, vehicle GPS monitoring system, taxi media systems, and transportation facility management systems.

To maintain the Company’s competitiveness and increase its revenue stream, the Company has decided to engage in certain new businesses in China, including online services, advertising in taxies, and security and surveillance related businesses.  In order for the Company to operate in these business segments, management and the Board of Directors have determined that it is advisable and in the best interests of the Company and its Stockholders to first complete the Restructuring based on the following reasons:

First, under the current Chinese laws, a foreign investor is prohibited from owning a majority interest in a company that provides online service; nor can it own an advertisement business if it does not meet the required overseas advertisement business experience requirements.  With respect to the security and surveillance related business, due to the sensitivity of national security and government information, it is practically impossible for the Company to obtain government licenses to enter into this business with current foreign investment in its operating subsidiaries.  Many other foreign invested Chinese companies like the Company that operate in restricted business areas have successfully used similar contractual arrangements as those proposed by the Company that put legal ownership of the equity interests in the affiliated companies operating in the restricted business areas in the hands of Chinese nationals while giving the foreign invested company itself effective operational control.

This web of contracts structure is used commonly in the internet sector by U.S. public companies such as Sina Corporation, Baidu.com, Inc., and Netease.Com, Inc.  It is also used in other restricted business sectors, such as hospitals, education, security & surveillance and energy.  These companies operate their restricted businesses in China through affiliated Chinese companies wholly-owned by Chinese citizens, which companies hold the licenses and approvals necessary to operate these restricted businesses in China.  The U.S. public companies have contractual arrangements with these companies and their shareholders pursuant to which the U.S. public companies provide technology consulting services and license certain software products and registered trademarks to them.  Through these contractual arrangements, the U.S. public companies also have the ability to substantially influence the affiliated Chinese companies daily operations and financial affairs, appoint their senior executives and approve all matters requiring shareholder approval.  As a result of these contractual arrangements, which enable the U.S. companies to control these affiliated Chinese companies, the U.S. companies are considered the primary beneficiary of these companies.  Accordingly, from an accounting perspective, this structure allows the U.S. companies to consolidate the financial results of these affiliated Chinese companies in their own consolidated financial statements under FASB Interpretation No. 46R, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (“FIN 46R”).  We discuss the Chinese regulations applicable to each of the restricted business areas that the Company plans to participate in below.

Online Service

On December 11, 2001, the State Council of China promulgated the Regulations on the Administration of Foreign Invested Telecommunication Enterprises (“the “FITE Regulations”), which became effective on January 1, 2002.  Under the FITE Regulations, a foreign entity is prohibited from owning more than 50% of equity of a provider of value-added telecommunications services in China, which include internet content provision services.  In addition, the current Catalogue of Industries for Guiding Foreign Investment (Revised 2007) prohibits a foreign investor from investing in businesses such as news websites and web streaming audio-visual services.  The Company and its Chinese subsidiaries are considered foreign persons or foreign funded enterprises under relevant Chinese laws because of their direct or indirect foreign ownership.  Accordingly, if the Company or its Chinese subsidiaries invest directly in the value-added telecommunications services in China, it can only have at most 50% of the ownership of the business and thus can only consolidate no more than 50% of the revenues generated from such business.

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Taxi Advertising

For an advertising business involving foreign investment, there have been rigid overseas operation requirements on the foreign investors under the current Chinese laws.  Pursuant to the Provisions on Administration of Foreign Invested Advertising Enterprises promulgated by the State Administration for Industry & Commerce and the Ministry of Commerce of China on March 2, 2004, for a wholly foreign owned advertising enterprise, the foreign investors must have at least three years of direct operations in the advertising business outside of China.  In case of a joint venture, foreign investors must have at least two years of direct operations in the advertising business outside of China.  Because neither the Company nor its Chinese subsidiaries currently meet such overseas operation requirements, the Company would violate relevant Chinese laws and regulations if it engages in the taxi advertising business under its current corporate structure.  However, a domestic company without direct foreign investment is not subject to any of these restrictions.

Security and Surveillance Related Business

While there is no Chinese law or regulation specifically prohibiting foreign investment in the security and surveillance related business in China, the nature of this business implies that a vast majority of the customers of this business are governmental entities.  Maintaining the confidentiality of sensitive information about national security and other various governmental affairs is one of the most important concerns of these government customers.  Therefore, as a practicable matter, governmental entities are more willing to have business relations with purely domestic companies than a company involving foreign investment where confidential governmental information is concerned.

Second, management and the Board of Directors believe that having a group company, owned by Chinese citizens, will promote the business development efforts of the Company because in their opinion, Chinese people prefer to have business relations with a group company than a regular company.  Although not always factually true, the impression is that group companies are larger and more financially stable than regular companies.  The Company hopes to exploit this perception by having a group company to engage in these restricted businesses after the Restructuring.  In addition, compared with a regular company, a group company is more suitable to operate and manage increasingly diversified businesses and products.  Under a common strategic umbrella, each subsidiary in the group company operates in its own niche market without losing the advantages inherent in small business units, such as flexibility, entrepreneurial spirit and management focus.

Finally, under current Chinese laws, a group company is required to have at least five direct subsidiaries with an aggregate registered capital of at least RMB 100 million.  The Company believes that it will be in the best interests of the Company and its Stockholders to transfer the Company’s equity interests in both PKU and all PKU’s subsidiaries to the Group Company to ensure the seamless operations of these entities in the process of Restructuring.

On May 26, 2008, the Group Company was incorporated in China for the sole purpose of the Restructuring.  It has registered capital of RMB 0.1 million.  The Group Company is currently 100% owned by four Chinese citizens, Shudong Xia, Zhiping Zhang, Zhibin Lai and Wei Gao.  The Group Company’s principal executive office is located at Room 1601, E-Wing Center, No. 113 Zhichunlu, Haidian District, Beijing, China 100086.  Its telephone number is (86) 10- 82628925.

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AUTHORIZATION BY THE BOARD OF DIRECTORS
AND THE MAJORITY STOCKHOLDERS

On December 22, 2008, the Board of Directors unanimously adopted resolutions approving the Restructuring and the Restructuring Documents and recommended that the Stockholders approve the Restructuring and the Restructuring Documents set forth in Appendix A through Appendix N.

Pursuant to the Restructuring Documents, the Group Company will acquire 97% equity interests in PKU from Oriental and respective equity interests in PKU’s current subsidiaries from PKU.  Although PKU and PKU’s current subsidiaries are the only operating companies of the Company, management does not believe that the Equity Transfer constitutes a sale of all of the Company’s assets within the meaning of Section 78.565 of the NRS, which requires prior stockholder approval by a majority of the shares entitled to vote before a Nevada corporation may sell all of its assets.  As described further below, the Company is transferring the equity interests in its indirectly owned Chinese subsidiaries to a company that it controls and is therefore its affiliate.  The transferee company is owned by affiliates of the Company and pursuant to the Restructuring Documents, the Company will have substantial control over the affiliated VIE Entities’ daily operations and financial affairs, election of their senior executives and all matters requiring shareholder approval.  Furthermore, as the primary beneficiary of the VIE Entities, the Company is entitled to consolidate the financial results of these affiliated Chinese companies in its own consolidated financial statements under FIN 46R (as defined below).

However, management and the Board of Directors felt that it was in the best interests of the Company and the Stockholders to obtain the approval of the Restructuring from the Majority Stockholders.  Under Section 78.320 of the NRS and the Company’s Bylaws, any action required or permitted to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.  In order to reduce associated costs and implement the proposals in a timely manner, in connection with the approval of the Restructuring and the Restructuring Documents, the Board of Directors elected to seek the written consent of the holders of a majority of the Company’s outstanding shares.

On December 30, 2008, the following Stockholders of the Company owning the majority of the issued and outstanding shares of Common Stock, constituting the sole class of voting securities of the Company, executed and delivered to the Company their written consent approving the Restructuring Documents and the Restructuring contemplated thereby, which would have been the requisite vote under Nevada law if shareholder approval were required under Nevada law to approve the Equity Transfer.  On the Record Date, the Company had 22,187,314 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share.

Name of Consenting Shareholder	Number of Shares Owned	Percentage
Karmen Investment Holdings Ltd.	9,566,532	43.12%
Leguna Verde Investments, Ltd.	1,274,960	5.75%
The Pinnacle Fund, L.P.	1,111,111	5.01%
Pinnacle China Fund, L.P.	2,722,222	12.27%
SAIF Partners III L.P.	2,586,207	11.66%
TOTAL	17,261,032	77.80%

The Company is not seeking written consent from any other Stockholders, and the other Stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. This Information Statement is furnished solely for the purposes of advising Stockholders of the actions the Company intends to take and giving Stockholders notice of such actions to be taken as required by the Exchange Act.  However, the Restructuring will not close until 20 days after the mailing of this Information Statement to the Stockholders.

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TERMS OF TRANSACTION

The following description does not purport to be a complete statement of the parties’ rights and obligations under each of the Restructuring Documents, and the Restructuring contemplated thereby.  The following description of the Restructuring Documents is qualified in its entirety by reference to each of the Restructuring Documents, attached hereto as Appendix A through Appendix N.

Pursuant to the Restructuring Documents, the Group Company will first acquire 97% equity interests in PKU from Oriental and equity interests in PKU’s current subsidiaries from PKU as follows:

•	Pursuant to the PKU Equity Transfer Agreement, Oriental will transfer its 97% equity interests in PKU to the Group Company;

•	Pursuant to the Beijing Tian Hao Equity Transfer Agreement, PKU will transfer its 100% equity interests in Beijing Tian Hao to the Group Company;

•	Pursuant to the China TranWiseway Equity Transfer Agreement, PKU will transfer its 70% equity interests in China TranWiseway to the Group Company;

•	Pursuant to the Zhangcheng Culture Equity Transfer Agreement, PKU will transfer its 100% equity interests in Zhangcheng Culture to the Group Company;

•	Pursuant to the Zhangcheng Science Equity Transfer Agreement, PKU will transfer its 100% equity interests in Zhangcheng Science to the Group Company; and

•	Pursuant to the Shanghai Yootu Equity Transfer Agreement, PKU will transfer its 100% equity interests in Shanghai Yootu to the Group Company.

In connection with the Equity Transfer, Oriental and the VIE Entities will also enter into a series commercial arrangements to give the Company contractual rights to control and operate the businesses of the VIE Entities:

•
Pursuant to the Service Agreement, Oriental will act as the exclusive technical development and consulting service provider of the VIE Entities to provide certain technical and consulting services to each VIE Entity in exchange for the payment by each VIE Entity of an annual development and consulting service fee that is to be determined by Oriental solely.  Each VIE Entity agrees that, during the term of the Service Agreement, it will not permit any third parties to provide such technical development and consulting services without the prior written consent of Oriental.  In addition, during the term of the Service Agreement, Oriental will be the sole and exclusive owner of all right, title and interests to any and all intellectual property rights arising out of the performance of the Service Agreement, including but not limited to, copyrights, patent, know-how, trade secrets, no matter whether it is developed by Oriental or by any of the VIE Entities based on Oriental’s intellectual property right.

The term of the Service Agreement is ten years and during the term, the VIE Entities may not terminate this agreement except in the case of gross negligence, fraud or other illegal acts or bankruptcy of Oriental.  On the other hand, Oriental may terminate the Service Agreement at any time by giving a written notice to the VIE Entities thirty (30) days before such termination.

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•
Pursuant to the Pledge Agreement, the Group Shareholders will pledge all of their Equity Interests to Oriental as collateral security for Oriental’s collection of the consulting and service fees under the Service Agreement.  During the Pledge Agreement, the Group Shareholders will not transfer or assign the Equities Interest without prior written approval from Oriental.  In addition, under the Pledge Agreement, Oriental is entitled to have priority in receiving payment or proceeds from the auction or sale of whole or part of the Equity Interests pledged in according with Chinese laws until the outstanding consulting and service fees and all other payables under the Service Agreement are repaid.  The Pledge Agreement has the same term as the Service Agreement.  Oriental will terminate the Pledge Agreement once the Service Agreement expires and the payment obligations thereunder are fulfilled.

•
Pursuant to the Option Agreement, the Group Shareholders will grant to Oriental or its assignees an option to purchase, from time to time, all or a part of the Equity Interests, at the exercise price equal to the lowest possible price permitted by Chinese laws.  After the execution of the Option Agreement, Oriental will have the right to nominate persons to the Group Company to be appointed as directors and senior managers, including but not limited to the general manager, deputy general manager, financial controller, marketing director, technology director.  Each of the Group Shareholders shall, to the extent applicable Chinese laws, vote his shares of the Group Company to appoint the persons nominated by Oriental to hold the positions as directors, and instruct the board of directors of the Group Company to appoint the persons nominated by Oriental to hold the positions as senior management of the Group Company.

Under the terms of the Option Agreement, the Group Shareholders will at Oriental’s request sign and deliver an equity transfer agreement and other necessary documents set forth as appendixes of the Option Agreement.  The executed equity transfer agreement and other necessary documents will be held in the custody of Oriental.  When Oriental exercises the option and pays the price for the Equity Interests, Oriental will promptly deliver the equity transfer agreement and the other necessary documents to its designated person who will be entitled to insert the name of the transferee, date the signed equity transfer agreement and the other necessary documents and submit the same to the relevant government authorities to effectuate the transfer of the Equity Interests.

The Option Agreement contains certain representations, warranties and covenants, including the representations and warranties of the Group Shareholders that (a) the signing and fulfilling the Option Agreement does not violate any laws, regulations or contracts binding upon them, (b) the option granted by the Group Shareholders to Oriental is an exclusive right, and the option or any similar right will not be granted to any third party in any way and no rights or obligations exist that would in any way impair Oriental’s rights under the Option Agreement, (c) the Group Shareholders will not seek to influence the management of the Group Company in any manner, and will not request the Group Company to distribute profits, funds, assets or properties to the Group Shareholders or any of their affiliates, (d) the Group Shareholders will pay to Oriental within seven days an amount equal to the dividends that they may receive from the Group Company with respect to the Equity Interests, and (e) the Group Shareholders will not engage in certain activities nor approve, in their capacities as shareholders, the engagement of the Group Company in certain activities without prior written consent of Oriental.

The Option Agreement has a term of 20 years but may be terminated earlier if Oriental obtains all the Equity Interests.  In addition, the Option Agreement will be automatically extended to equal the term of the Service Agreement, if the Service Agreement is still in place and such extension does not violate any applicable law.

•
Pursuant to separate Powers of Attorney, each Group Shareholder will grant to Oriental a power to excise on his or her behalf all voting rights as a shareholder at the shareholders’ meetings of the Group Company that have been given to him or her by law and by the Articles of Association of the Group Company.

•
Pursuant to the Operating Agreement, Oriental will act as the guarantor for the VIE Entities in the contracts, agreements or transactions in connection with the VIE Entities’ operation between the VIE Entities and any other third parties and to provide full guarantee for the VIE Entities in performing such contracts, agreements or transactions, subject to the applicable laws, in exchange for which the VIE Entities will agree to mortgage the receivables of their operation and all of their assets which have not been mortgaged to any third parties to Oriental.  The Operating Agreement contains certain covenants that, without a prior written consent from Oriental or Oriental’s affiliates, the VIE Entities and the Group Shareholders will not conduct any transaction which may have material adverse effects on their assets, obligations, rights or their business operation.  In order to ensure the performance of the various agreements between Oriental and the VIE Entities and the payment of development and consulting service fees by the VIE Entities to Oriental, the VIE Entities and the Group Shareholders will accept the provision of the corporate policies and guidance by Oriental at any time in respect of the appointment and dismissal of the VIE Entities’ employees, the VIE Entities’ daily operation and administration as well as financial administrative systems, including the appointment of directors and senior managers nominated and recommended by Oriental.

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Under the Operating Agreement, in the event that any of the agreements between Oriental and the VIE Entities terminates or expires, Oriental will have the right but not the obligation to terminate all agreements between Oriental and the VIE Entities.  In addition, without Oriental’s prior written consent, the VIE Entities may not assign or otherwise transfer their rights and obligations under the Operating Agreement.  Subject to the laws of China, Oriental may assign the Operating Agreement to any affiliate or any other designated entity without the prior consent of the VIE Entities.

After the Equity Transfer, the Company will have no equity ownership interests in the VIE Entities and must rely on contractual arrangements pursuant to the Restructuring Documents to control and operate the businesses of the VIE Entities.  These contractual arrangements may not be as effective in providing control over these entities as direct ownership.  For example, the VIE Entities may fail to take actions required for the business of the Company despite their contractual obligations to do so. As are result, the Company would not be able to conduct its operations in the manner currently planned.  If these companies fail to perform under their agreements with the Company, the Company may have to rely on legal remedies under Chinese law, which may not be adequate.

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The following chart reflects the Company’s organizational structure after the closing of the Restructuring:

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The Consideration Offered to Security Holders

The security holders of the Company will receive no consideration as a result of the Equity Transfer.

Regulatory Approvals

Other than the need to obtain the Board of Directors and Majority Stockholders approval of the Restructuring, to file this Information Statements and certain other documents or reports with the Securities and Exchange Commission (the “SEC”), no U.S. federal or state regulatory approvals are required as a condition of the proposed Restructuring.

Upon a successful closing of the Restructuring, it is the intention of Oriental and the Group Company to register certain Restructuring Documents with relevant Chinese government authorities.

Reports, Opinions, Appraisals

No reports, opinions or appraisals materially relating to the Restructuring have been received from an outside party or are referred to in the Information Statement.

Explanation of Any Material Differences in the Rights of Security Holders as a Result of the Transaction, if Material.

There would be no differences in the rights of security holders as a result of the transaction.  The securities holders of the Company will continue to own their stock in the Company with no changes following the Restructuring.

Brief Statement as to the Accounting Treatment of the Restructuring, if Material

Upon the closing of Restructuring, the Company intends to adopt FASB Interpretation No.46R “Consolidation of Variable Interest Entities” (“FIN 46R”), an Interpretation of Accounting Research Bulletin No.51.  FIN 46R requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss for the variable interest entity or is entitled to receive a majority of the variable interst entity’s residual returns.  As a result of the Restructuring, the Group Company and its subsidiaries will become the VIE Entities of the Company and their financial results will be consolidated in the Company’s financial statements.  The Restructuring Documents will give the Company contractual rights to control over the business and operations of the Group Company as well as the Group Company’s subsidiaries, and the Company will accordingly become the primary beneficiary of the VIE Entities.

U.S. Federal Income Tax Consequences of the Restructuring

The federal income tax consequences of the transaction are not material.

Financial Statements

•	The audited financial statements of the Company for the fiscal years ended December 31, 2007 and 2006 were attached hereto as Exhibit A;

•	The unaudited financial statements of the Company for the period ended September 30, 2008 were attached hereto as Exhibit B;

•
The unaudited financial statements of PKU and PKU’s subsidiaries were not attached because PKU and PKU’s subsidiaries are the only operating companies of the Company and there is no material difference between the consolidated financial statements of PKU and its subsidiaries and the consolidated financial statements of the Company.

13

•
Because FIN 46R requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss for the variable interest entity or is entitled to receive a majority of the variable interest entity’s residual returns, the Group Company and its subsidiaries will become the VIE Entities of the Company and their financial results will be consolidated in the Company’s financial statements.  As a result, there is no need to file the pro forma financial information as it will not be able to provide the shareholders with information about the continuing impact of the Restructuring by showing how it might have affected historical financial statements if the Restructuring had been consummated at an earlier time.

INTEREST OF CERTAIN PERSONS IN THE RESTRUCTURING

In connection with the Restructuring, certain of the Company’s directors, officers and 10% shareholders will have interests in the Restructuring.  These interests were known by the members of the Company’s Board of Directors and were considered when they approved the Restructuring and the Restructuring Documents.

•
Mr. Shudong Xia is the Company’s Chairman, Chief Executive Officer and President.  Mr. Xia is a 68% shareholder of East Action Investment Holdings Ltd., which in turn wholly owns Karmen Investment Holdings Ltd. (“Karmen”).  Karmen owns 9,566,532 shares of the Company’s Common Stock, which constitutes 43.12% of the Company’s outstanding capital stock.  In addition, Mr. Xia is a 70.68% owner and Director of the Group Company.

•	Mr. Zhiping Zhang is the Company’s Vice President of Research and Development and he is a 8.83% owner of the Group Company.

•	Mr. Zhibin Lai is the Company’s Vice President and he is a 8.83% owner of the Group Company.

•	Ms. Wei Gao is a designee of SAIF Partners III L.P., which owns 11.66% of the Company’s outstanding capital stock. Ms. Gao is a 11.66% owner of the Group Company.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

The Company is authorized to issue up to 150,000,000 shares of Common Stock, $0.001 par value per share.  Each share of Common Stock entitles its record holder to one (1) vote per share.  Holders of the Company’s Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares.

The Company is also authorized to issue up to 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).  The Board of Directors is authorized, subject to limits imposed by relevant Nevada laws, to issue shares of Preferred Stock in one or more classes or series within a class upon authority of the Board of Directors without further stockholder approval.  Any Preferred Stock issued in the future may rank senior to the Common Stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of the Company, or both.  In addition, any such shares of Preferred Stock may have class or series voting rights.

At the close of business on the Record Date, the Company had 22,187,314 shares of Common Stock issued and outstanding and no shares of preferred stock issued and outstanding.

14

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of the Company’s Common Stock as of December 30, 2008 (i) by each person who is known by us to beneficially own more than 5% of the Common Stock; (ii) by each of the Company’s officers and directors; and (iii) by all of the Company’s officers and directors as a group.

Unless otherwise specified, the address of each of the persons set forth below is in care of China TransInfo Technology Corp., 07 Floor E-Wing Center, No. 113 Zhichunlu, Haidian District, Beijing, China 100086.

Name & Address of Beneficial Owner	Office, if Any	Title of Class	Amount & Nature of Beneficial Ownership(1)		Percent of Class(2)
Officers and Directors
Shudong Xia	Chief Executive Officer, President, Secretary and Chairman	Common Stock $0.001 par value	9,566,532	(3)	43.12%
Zhibin Lai	Vice President	Common Stock $0.001 par value	0		*
Zhiping Zhang	Vice President of Research and Development	Common Stock $0.001 par value	0		*
Danxia Huang	Vice President of Finance, Treasurer, Director	Common Stock $0.001 par value	0		*
Zhihai Mao	Chief Financial Officer	Common Stock $0.001 par value	66,666		*
Jay Trien	Director	Common Stock $0.001 par value	9,375		*
Zhongsu Chen	Director	Common Stock $0.001 par value	7,500		*
Dan Liu	Director	Common Stock $0.001 par value	0		*
Brandon Ho-Ping Lin	Director	Common Stock $0.001 par value	2,500
Dongyuan Yang	Director	Common Stock $0.001 par value	0		*
All officers and directors as a group (10 persons named above)		Common Stock $0.001 par value	9,652,573	(3)	43.12%
5% Securities Holder
Leguna Verde Investments, Ltd. P.O. Box 3444 Road Town, Tortola British Virgin Islands		Common Stock $0.001 par value	1,274,960	(4)	5.75%
Karmen Investment Holdings, Ltd P.O. Box 3444 Road Town, Tortola British Virgin Islands		Common Stock $0.001 par value	9,566,532	(3)	43.12%

15

The Pinnacle Fund, L.P. 4965 Preston Park Blvd. Suite 240 Plano, Texas 75093	Common Stock $0.001 par value	1,111,111	(5)	5.01%
Pinnacle China Fund, L.P. 4965 Preston Park Blvd. Suite 240 Plano, Texas 75093	Common Stock $0.001 par value	2,722,222	(6)	12.27%
Barry M. Kitt c/o Pinnacle Fund, L.P. 4965 Preston Park Blvd. Suite 240, Plano, Texas 75093	Common Stock $0.001 par value	3,833,333	(5) (6)	17.28%
SAIF Partners III L.P. #2115, Two Pacific Place, 88 Queensway, Admiralty, Hong Kong	Common Stock $0.001 par value	2,586,207	(7)	11.66%
Andrew Y. Yan #2115, Two Pacific Place, 88 Queensway, Admiralty, Hong Kong	Common Stock $0.001 par value	2,586,207	(7)	11.66%
Total Shares Owned by Persons Named above:	Common Stock $0.001 par value	17,347,073		77.89%

* Less than 1%.

1Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the ordinary shares.

2A total of 22,187,314 shares of Common Stock as of December 30, 2008 are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1).  For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

3Includes 9,566,532 shares of Common Stock owned by Karmen Investment Holdings Ltd., which is wholly-owned by East Action Investment Holdings Ltd. of which Shudong Xia is a 68% shareholder. Mr. Xia may be deemed to be a beneficial owner of the shares held by Karmen Investment Holdings Ltd.

4Chuang Yang is the owner of Leguna Verde Investments, Ltd. and exercises voting and investment power over the shares owned by Leguna Verde Investments, Ltd.  Mr. Yang may be deemed to be a beneficial owner of the shares held by Leguna Verde Investments, Ltd.

5 Mr. Barry Kitt has dispositive and voting power over the shares and may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by The Pinnacle Fund, L.P.  Mr. Kitt disclaims beneficial ownership of the shares to the extent of his direct or indirect pecuniary interest.

6 Mr. Barry Kitt has dispositive and voting power over the shares and may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by Pinnacle China Fund, L.P.  Mr. Kitt disclaims beneficial ownership of the shares to the extent of his direct or indirect pecuniary interest.

7 Andrew Y. Yan is the sole shareholder and sole director of SAIF III GP Capital Ltd., a limited liability entity formed under the laws of the Cayman Islands, the sole general partner of SAIF III GP, L.P., a limited partnership formed under the laws of the Cayman Islands, which in turn is the sole general partner of SAIF Partners III L.P., a limited partnership formed under the laws of the Cayman Islands. Mr. Yan is deemed to have sole voting and dispositive powers with respect to the securities held by SAIF Partners III L.P.

16

CHANGES TO OUR BUSINESS AND CHANGE OF CONTROL

The Company was originally incorporated in Nevada on August 3, 1998 under the name R & R Ranching, Inc. to breed bison.  On or about March 2003, R & R Ranching Inc. sold its bison to Blue Sky Bison Ranch, Ltd.

On December 10, 2003, the Company executed an Agreement and Plan of Reorganization (the “Intra-Asia Agreement”) with Intra-Asia Entertainment Corporation, a Delaware corporation (“Intra-Asia Delaware”), whereby Intra-Asia Delaware became the Company’s wholly-owned subsidiary and the Company amended its Articles of Incorporation to change its name to “Intra-Asia Entertainment Corporation.”  At the time of the acquisition, Intra-Asia Delaware held an 85% equity interest in Weifang Fuhua Amusement Park Co., Ltd. (“Fuhua”), a Chinese joint venture established in 1991 which held an equity interest in the Weifang Fuhua Amusement Park.

On January 31, 2006, Intra-Asia Delaware, entered into a Share Purchase Agreement (the “Beijing Purchase Agreement”) with Beijing Maidashi Investment Co., Ltd. (“Beijing Maidashi”), a Chinese corporation, pursuant to which the Company sold all of its shares of Fuhua.  Under the Beijing Purchase Agreement, Beijing Maidashi took over all of Intra-Asia Delaware’s rights and liabilities in Fuhua Amusement Park.  Thereafter in the first half of 2006, Intra-Asia Delaware completed the sale of its eighty-five percent (85%) interest in Fuhua by entering into a supplementary agreement with Beijing Maidashi.

Since the closing of the Beijing Purchase Agreement until May 14, 2007, when the Company completed a reverse acquisition transaction with Cabowise International Ltd., a British Virgin Islands company (“Cabowise”), the Company was a blank check company and did not engage in active business operations other than its search for, and evaluation of, potential business opportunities for acquisition or participation.

Cabowise does not have any subsidiaries nor is it engaged in any business.  Cabowise’s sole asset was its option to purchase an eighty-five percent (85%) interest in PKU (“PKU Option”).  In connection with the reverse acquisition, Cabowise agreed to assign the PKU Option to Oriental.  On May 14, 2007, Cabowise, PKU and Oriental entered into an assignment and assumption agreement whereby Cabowise assigned the PKU Option to Oriental.  On May 14, 2007, Oriental exercised the PKU Option and Oriental became the owner of an eighty-five percent (85%) equity interest in PKU.  Currently Oriental has 97% ownership of PKU and Peking University owns the remaining 3%.

The reverse acquisition transaction resulted in a change of control of the Company.  In connection with the reverse acquisition transaction, the Company issued to the shareholders of Cabowise 10,841,492 shares of the Common Stock in exchange for all of the issued and outstanding capital stock of Cabowise.  Cabowise thereby became the Company’s wholly-owned subsidiary and the former shareholders of Cabowise became the Company’s controlling stockholders.

Upon the closing of the reverse acquisition on May 14, 2007, James Reskin, a director of the Company, submitted his resignation letter pursuant to which he resigned from his position as director effective immediately, and Stanley Wu and Leliang Zhang submitted their resignation letters pursuant to which they resigned from their positions as the Company’s directors that became effective on May 27, 2007.  Shudong Xia was appointed as the Company’s director at the effective time of the resignation of James Reskin and Danxia Huang was appointed as the Company’s director at the effective time of the resignations of Stanley Wu and Leliang Zhang.  In addition, Stanley Wu, Leliang Zhang and Xingming Zhang resigned as officers of the Company and were replaced by PKU’s executive officers effective upon the closing of the reverse acquisition on May 14, 2007.

As a result of the reverse acquisition transaction with Cabowise, the Company entered into a new business. Through PKU and PKU’s directly and indirectly owned operating subsidiaries in China, the Company is now a total solutions provider of GIS application software and services to various segments of the Chinese government, including the Transportation, Digital City and Land & Resources departments.  The Company also changed its name to “China TransInfo Technology Corp.” to reflect its new business and to be similar to the names of its subsidiary companies.

17

DISSENTER’S RIGHTS

There is no provision in the NRS providing stockholders of the Company with dissenter’s rights of appraisal with respect to the actions described in this Information Statement.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC.  You may obtain such SEC filings from the SEC’s website at http://www.sec.gov.  You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

18

APPENDIX A

EQUITY TRANSFER AGREEMENT

This Equity Transfer Agreement (the “Agreement”) is made on __________, 2009 by and between the following parties:

Transferor:

Oriental Intra-Asia Entertainment (China) Limited
Address:	Room C2-1009 Oriental Plaza, 1 East Chang’an Street, Beijing, China
Legal Representative:	Shudong Xia

Transferee:

China TransInfo Technology Group Co., Ltd.
Address:	Floor 16, E-Wing Center, No. 113 Zhichun Road, Haidian, Beijing, China
Legal Representative:	Shudong Xia

The above parties shall be referred to individually as a “party” and collectively as “both parties”.

WHEREAS, Beijing PKU Chinafront High Technology Co., Ltd. (“PKU”) is a company of limited liability incorporated and duly existing under the law of the People's Republic of China (“PRC”), in which the Transferor owns 97% equity interests and the Technology Development Department of Beijing University owns the remaining 3% equity interests.

WHEREAS, the Transferee is a newly formed PRC company that is 100% owned by Shudong Xia, Chairman, CEO and President of China TransInfo Technology Corp., a Nevada company (“CTFO”) and the beneficial owner of approximately 49% of CTFO’s outstanding capital stock, Zhiping Zhang, CTFO’s Vice President of Research and Development, Zhibin Lai, CTFO’s Vice President and Wei Gao, a designee of SAIF Partners III L.P., the 11% shareholder of CTFO.  CTFO indirectly wholly-owns the Transferor.

WHEREAS, CTFO has determined that it is advisable and in its best interest to restructure its subsidiaries and enter into a series of commercial agreements with the Transferee to allow CTFO to operate in these business segments (the “Restructuring Agreements”).

WHEREAS, the Transferor intends to transfer and the Transferee agrees to acquire the total 97% equity interests in PKU held by the Transferor(“Equity Transfer”).

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Restructuring Agreements and the Transferee would not consummate the transactions, but for the existence of this Agreement.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.
On the effectiveness date of this Agreement, the Transferor shall transfer the total 97% equity interests it holds in PKU to the Transferee.  Such equity shall be free and clear of all liens, security interest, pledge, equity and any kind of claims. Any right and obligation pertaining to such 97% equity interests shall be transferred together to the Transferee as the successor.

2.
The Transferee shall use its best efforts to cooperate fully with the Transferor and PKU and to cause its representatives to cooperate fully with the Transferor and PKU to obtain necessary approvals from and complete necessary registrations with relevant PRC governmental authorities in connection with the Equity Transfer and will not take any action which could frustrate or delay such transfer.

3.
Both Parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of PRC. Both Parties agree any disputes arising out of or relating to this Agreement shall be submitted to Beijing Arbitration Commission for settlement.

4.	The Agreement shall be made into four copies, each for one party, and the other two copies shall be kept by PKU for relevant approvals from and registration with the relevant government authorities.

5.	The Agreement shall come into force from the day when being signed by both parties.

[Signature Page Follows]

IN WITNESS WHERE OF, the parties hereto have executed this Agreement as of the date first indicated above.

Transferor:

Oriental Intra-Asia Entertainment (China) Limited
__________________________ Name:
Title:

Transferee:

China TransInfo Technology Group Co., Ltd.
__________________________ Name:
Title:

APPENDIX B

EQUITY TRANSFER AGREEMENT

This Equity Transfer Agreement (the “Agreement”) is made on _________, 2009 by and between the following parties:

Transferor:

Beijing PKU Chinafront High Technology Co., Ltd. (“PKU”)
Address:	Room B717,E-Wing Center, No.113 Zhichun Road, Haidian, Beijing, China
Legal Representative:	Shudong Xia

Transferee:

China TransInfo Technology Group Co., Ltd.
Address:	Floor 16, E-Wing Center, No.113 Zhichun Road, Haidian, Beijing, China
Legal Representative:	Shudong Xia

The above parties shall be referred to individually as a “party” and collectively as “both parties.”

WHEREAS, PKU is a company of limited liability incorporated and duly existing under the law of the People's Republic of China (“PRC”), in which Oriental Intra-Asia Entertainment (China) Limited (“Oriental”) owns 97% equity interests. The Technology Development Department of Beijing University owns the remaining 3% equity interests in PKU.

WHEREAS, the Transferee is a newly formed PRC company that is 100% owned by Shudong Xia, Chairman, CEO and President of China TransInfo Technology Corp., a Nevada company (“CTFO”) and the beneficial owner of approximately 49% of CTFO’s outstanding capital stock, Zhiping Zhang, CTFO’s Vice President of Research and Development, Zhibin Lai, CTFO’s Vice President and Wei Gao, a designee of SAIF Partners III L.P., the 11% shareholder of CTFO.  CTFO indirectly wholly-owns Oriental.

WHEREAS, CTFO has determined that it is advisable and in its best interest to restructure its subsidiaries and enter into a series of commercial agreements with the Transferee to allow CTFO to operate in these business segments (the “Restructuring Agreements”).

WHEREAS, the Transferor is the 100% owner of Beijing Tian Hao Ding Xin Science and Technology Co., Ltd., a PRC company (“Beijing Tian Hao”).  The Transferor intends to transfer and the Transferee agrees to acquire the 100% equity interest in Beijing Tian Hao held by the Transferor (“Equity Transfer”).

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Restructuring Agreements and the Transferee would not consummate the transactions, but for the existence of this Agreement.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.
On the effectiveness date of this Agreement, the Transferor shall transfer all the equity interest it owns in Beijing Tian Hao to the Transferee.  Such equity interest shall be free and clear of all liens, security interest, pledge, equity and any kind of claims.  Any right and obligation pertaining to such equity interest shall be transferred to the Transferee as the successor.

2.
The Transferee shall use its best efforts to cooperate fully with the Transferor and to cause its representatives to cooperate fully with the Transferor to obtain necessary approvals from and complete necessary registrations with relevant PRC governmental authorities in connection with the Equity Transfer and will not take any action which could frustrate or delay such transfer.

3.
Both Parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of PRC. Both Parties agree any disputes arising out of or relating to this Agreement shall be submitted to Beijing Arbitration Commission for settlement.

4.	The Agreement shall be made into four copies, each for one party, and the other two copies shall be kept by PKU for relevant approvals from and registration with the relevant government authorities.

5.	The Agreement shall come into force from the day when being signed by both parties.

[Signature Page Follows]

IN WITNESS WHERE OF,  the parties hereto have executed this Agreement as of the date first indicated above.

Transferor:

Beijing PKU Chinafront High Technology Co., Ltd.
__________________________ Name:
Title:

Transferee:

China TransInfo Technology Group Co., Ltd.
__________________________ Name:
Title:

APPENDIX C

EQUITY TRANSFER AGREEMENT

This Equity Transfer Agreement (the “Agreement”) is made on __________, 2009 by and between the following parties:

Transferor:

Beijing PKU Chinafront High Technology Co., Ltd. (“PKU”)
Address:	Room B717,E-Wing Center, No.113 Zhichun Road, Haidian, Beijing, China
Legal Representative:	Shudong Xia

Transferee:

China TransInfo Technology Group Co., Ltd.
Address:	Floor 16, E-Wing Center, No.113 Zhichun Road, Haidian, Beijing, China
Legal Representative:	Shudong Xia

The above parties shall be referred to individually as a “party” and collectively as “both parties.”

WHEREAS, PKU is a company of limited liability incorporated and duly existing under the law of the People's Republic of China (“PRC”), in which Oriental Intra-Asia Entertainment (China) Limited (“Oriental”) owns 97% equity interests. The Technology Development Department of Beijing University owns the remaining 3% equity interests in PKU.

WHEREAS, the Transferee is a newly formed PRC company that is 100% owned by Shudong Xia, Chairman, CEO and President of China TransInfo Technology Corp., a Nevada company (“CTFO”) and the beneficial owner of approximately 49% of CTFO’s outstanding capital stock, Zhiping Zhang, CTFO’s Vice President of Research and Development, Zhibin Lai, CTFO’s Vice President and Wei Gao, a designee of SAIF Partners III L.P., the 11% shareholder of CTFO.  CTFO indirectly wholly-owns Oriental.

WHEREAS, CTFO has determined that it is advisable and in its best interest to restructure its subsidiaries and enter into a series of commercial agreements with the Transferee to allow CTFO to operate in these business segments (the “Restructuring Agreements”).

WHEREAS, the Transferor is the 70% owner of China TranWiseway Information Technology Co., Ltd., a PRC company (“China TranWiseway”).  The Transferor intends to transfer and the Transferee agrees to acquire the 70% equity interest in China TranWiseway held by the Transferor (“Equity Transfer”).

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Restructuring Agreements and the Transferee would not consummate the transactions, but for the existence of this Agreement.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.
On the effectiveness date of this Agreement, the Transferor shall transfer all the equity interest it owns in China TranWiseway to the Transferee.  Such equity interest shall be free and clear of all liens, security interest, pledge, equity and any kind of claims.  Any right and obligation pertaining to such equity interest shall be transferred to the Transferee as the successor.

2.
The Transferee shall use its best efforts to cooperate fully with the Transferor and to cause its representatives to cooperate fully with the Transferor to obtain necessary approvals from and complete necessary registrations with relevant PRC governmental authorities in connection with the Equity Transfer and will not take any action which could frustrate or delay such transfer.

3.
Both Parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of PRC. Both Parties agree any disputes arising out of or relating to this Agreement shall be submitted to Beijing Arbitration Commission for settlement.

4.	The Agreement shall be made into four copies, each for one party, and the other two copies shall be kept by PKU for relevant approvals from and registration with the relevant government authorities.

5.	The Agreement shall come into force from the day when being signed by both parties.

[Signature Page Follows]

IN WITNESS WHERE OF,  the parties hereto have executed this Agreement as of the date first indicated above.

Transferor:

Beijing PKU Chinafront High Technology Co., Ltd.

Name:
Title:

Transferee:

China TransInfo Technology Group Co., Ltd.

Name:
Title:

APPENDIX D

EQUITY TRANSFER AGREEMENT

This Equity Transfer Agreement (the “Agreement”) is made on __________, 2009 by and between the following parties:

Transferor:

Beijing PKU Chinafront High Technology Co., Ltd. (“PKU”)
Address:	Room B717,E-Wing Center, No.113 Zhichun Road, Haidian, Beijing, China
Legal Representative:	Shudong Xia

Transferee:

China TransInfo Technology Group Co., Ltd.
Address:	Floor 16, E-Wing Center, No.113 Zhichun Road, Haidian, Beijing, China
Legal Representative:	Shudong Xia

The above parties shall be referred to individually as a “party” and collectively as “both parties.”

WHEREAS, PKU is a company of limited liability incorporated and duly existing under the law of the People's Republic of China (“PRC”), in which Oriental Intra-Asia Entertainment (China) Limited (“Oriental”) owns 97% equity interests. The Technology Development Department of Beijing University owns the remaining 3% equity interests in PKU.

WHEREAS, the Transferee is a newly formed PRC company that is 100% owned by Shudong Xia, Chairman, CEO and President of China TransInfo Technology Corp., a Nevada company (“CTFO”) and the beneficial owner of approximately 49% of CTFO’s outstanding capital stock, Zhiping Zhang, CTFO’s Vice President of Research and Development, Zhibin Lai, CTFO’s Vice President and Wei Gao, a designee of SAIF Partners III L.P., the 11% shareholder of CTFO.  CTFO indirectly wholly-owns Oriental.

WHEREAS, CTFO has determined that it is advisable and in its best interest to restructure its subsidiaries and enter into a series of commercial agreements with the Transferee to allow CTFO to operate in these business segments (the “Restructuring Agreements”).

WHEREAS, the Transferor is the 100% owner of Beijing Zhangcheng Culture and Media Co., Ltd., a PRC company (“Zhangcheng Culture”).  The Transferor intends to transfer and the Transferee agrees to acquire the 100% equity interest in Zhangcheng Culture held by the Transferor (“Equity Transfer”).

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Restructuring Agreements and the Transferee would not consummate the transactions, but for the existence of this Agreement.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.
On the effectiveness date of this Agreement, the Transferor shall transfer all the equity interest it owns in Zhangcheng Culture to the Transferee.  Such equity interest shall be free and clear of all liens, security interest, pledge, equity and any kind of claims.  Any right and obligation pertaining to such equity interest shall be transferred to the Transferee as the successor.

2.
The Transferee shall use its best efforts to cooperate fully with the Transferor and to cause its representatives to cooperate fully with the Transferor to obtain necessary approvals from and complete necessary registrations with relevant PRC governmental authorities in connection with the Equity Transfer and will not take any action which could frustrate or delay such transfer.

3.
Both Parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of PRC. Both Parties agree any disputes arising out of or relating to this Agreement shall be submitted to Beijing Arbitration Commission for settlement.

4.	The Agreement shall be made into four copies, each for one party, and the other two copies shall be kept by PKU for relevant approvals from and registration with the relevant government authorities.

5.	The Agreement shall come into force from the day when being signed by both parties.

[Signature Page Follows]

IN WITNESS WHERE OF,  the parties hereto have executed this Agreement as of the date first indicated above.

Transferor:

Beijing PKU Chinafront High Technology Co., Ltd.

Name:
Title:

Transferee:

China TransInfo Technology Group Co., Ltd.

Name:
Title:

APPENDIX E

EQUITY TRANSFER AGREEMENT

This Equity Transfer Agreement (the “Agreement”) is made on _________, 2009 by and between the following parties:

Transferor:

Beijing PKU Chinafront High Technology Co., Ltd. (“PKU”)
Address:	Room B717,E-Wing Center, No.113 Zhichun Road, Haidian, Beijing, China
Legal Representative:	Shudong Xia

Transferee:

China TransInfo Technology Group Co., Ltd.
Address:	Floor 16, E-Wing Center, No.113 Zhichun Road, Haidian, Beijing, China
Legal Representative:	Shudong Xia

The above parties shall be referred to individually as a “party” and collectively as “both parties.”

WHEREAS, PKU is a company of limited liability incorporated and duly existing under the law of the People's Republic of China (“PRC”), in which Oriental Intra-Asia Entertainment (China) Limited (“Oriental”) owns 97% equity interests. The Technology Development Department of Beijing University owns the remaining 3% equity interests in PKU.

WHEREAS, the Transferee is a newly formed PRC company that is 100% owned by Shudong Xia, Chairman, CEO and President of China TransInfo Technology Corp., a Nevada company (“CTFO”) and the beneficial owner of approximately 49% of CTFO’s outstanding capital stock, Zhiping Zhang, CTFO’s Vice President of Research and Development, Zhibin Lai, CTFO’s Vice President and Wei Gao, a designee of SAIF Partners III L.P., the 11% shareholder of CTFO.  CTFO indirectly wholly-owns Oriental.

WHEREAS, CTFO has determined that it is advisable and in its best interest to restructure its subsidiaries and enter into a series of commercial agreements with the Transferee to allow CTFO to operate in these business segments (the “Restructuring Agreements”).

WHEREAS, the Transferor is the 100% owner of Beijing Zhangcheng Science and Technology Co., Ltd., a PRC company (“Zhangcheng Science”).  The Transferor intends to transfer and the Transferee agrees to acquire the 100% equity interest in Zhangcheng Science held by the Transferor (“Equity Transfer”).

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Restructuring Agreements and the Transferee would not consummate the transactions, but for the existence of this Agreement.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.
On the effectiveness date of this Agreement, the Transferor shall transfer all the equity interest it owns in Zhangcheng Science to the Transferee.  Such equity interest shall be free and clear of all liens, security interest, pledge, equity and any kind of claims.  Any right and obligation pertaining to such equity interest shall be transferred to the Transferee as the successor.

2.
The Transferee shall use its best efforts to cooperate fully with the Transferor and to cause its representatives to cooperate fully with the Transferor to obtain necessary approvals from and complete necessary registrations with relevant PRC governmental authorities in connection with the Equity Transfer and will not take any action which could frustrate or delay such transfer.

3.
Both Parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of PRC. Both Parties agree any disputes arising out of or relating to this Agreement shall be submitted to Beijing Arbitration Commission for settlement.

4.	The Agreement shall be made into four copies, each for one party, and the other two copies shall be kept by PKU for relevant approvals from and registration with the relevant government authorities.

5.	The Agreement shall come into force from the day when being signed by both parties.

[Signature Page Follows]

IN WITNESS WHERE OF,  the parties hereto have executed this Agreement as of the date first indicated above.

Transferor:

Beijing PKU Chinafront High Technology Co., Ltd.

Name:
Title:

Transferee:

China TransInfo Technology Group Co., Ltd.

Name:
Title:

APPENDIX F

EQUITY TRANSFER AGREEMENT

This Equity Transfer Agreement (the “Agreement”) is made on __________, 2009 by and between the following parties:

Transferor:

Beijing PKU Chinafront High Technology Co., Ltd. (“PKU”)
Address:	Room B717,E-Wing Center, No.113 Zhichun Road, Haidian, Beijing, China
Legal Representative:	Shudong Xia

Transferee:

China TransInfo Technology Group Co., Ltd.
Address:	Floor 16, E-Wing Center, No.113 Zhichun Road, Haidian, Beijing, China
Legal Representative:	Shudong Xia

The above parties shall be referred to individually as a “party” and collectively as “both parties.”

WHEREAS, PKU is a company of limited liability incorporated and duly existing under the law of the People's Republic of China (“PRC”), in which Oriental Intra-Asia Entertainment (China) Limited (“Oriental”) owns 97% equity interests. The Technology Development Department of Beijing University owns the remaining 3% equity interests in PKU.

WHEREAS, the Transferee is a newly formed PRC company that is 100% owned by Shudong Xia, Chairman, CEO and President of China TransInfo Technology Corp., a Nevada company (“CTFO”) and the beneficial owner of approximately 49% of CTFO’s outstanding capital stock, Zhiping Zhang, CTFO’s Vice President of Research and Development, Zhibin Lai, CTFO’s Vice President and Wei Gao, a designee of SAIF Partners III L.P., the 11% shareholder of CTFO.  CTFO indirectly wholly-owns Oriental.

WHEREAS, CTFO has determined that it is advisable and in its best interest to restructure its subsidiaries and enter into a series of commercial agreements with the Transferee to allow CTFO to operate in these business segments (the “Restructuring Agreements”).

WHEREAS, the Transferor is the 100% owner of Shanghai Yootu Information Technology Co., Ltd., a PRC company (“Shanghai Yootu”).  The Transferor intends to transfer and the Transferee agrees to acquire the 100% equity interest in Shanghai Yootu held by the Transferor (“Equity Transfer”).

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Restructuring Agreements and the Transferee would not consummate the transactions, but for the existence of this Agreement.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.
On the effectiveness date of this Agreement, the Transferor shall transfer all the equity interest it owns in Shanghai Yootu to the Transferee.  Such equity interest shall be free and clear of all liens, security interest, pledge, equity and any kind of claims.  Any right and obligation pertaining to such equity interest shall be transferred to the Transferee as the successor.

2.
The Transferee shall use its best efforts to cooperate fully with the Transferor and to cause its representatives to cooperate fully with the Transferor to obtain necessary approvals from and complete necessary registrations with relevant PRC governmental authorities in connection with the Equity Transfer and will not take any action which could frustrate or delay such transfer.

3.
Both Parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of PRC. Both Parties agree any disputes arising out of or relating to this Agreement shall be submitted to Beijing Arbitration Commission for settlement.

4.	The Agreement shall be made into four copies, each for one party, and the other two copies shall be kept by PKU for relevant approvals from and registration with the relevant government authorities.

5.	The Agreement shall come into force from the day when being signed by both parties.

[Signature Page Follows]

IN WITNESS WHERE OF,  the parties hereto have executed this Agreement as of the date first indicated above.

Transferor:

Beijing PKU Chinafront High Technology Co., Ltd.

Name:
Title:

Transferee:

China TransInfo Technology Group Co., Ltd.

Name:
Title:

APPENDIX G

EXCLUSIVE TECHNICAL DEVELOPMENT AND CONSULTING AGREEMENT

by and among

Oriental Intra-Asia Entertainment (China) Limited,

China TransInfo Technology Group Co., Ltd.,

Beijing PKU Chinafront High Technology Co., Ltd.,

Beijing Tian Hao Ding Xin Science and Technology Co., Ltd.,

Beijing Zhangcheng Culture and Media Co., Ltd.

Bejing Zhangcheng Science and Technology Co., Ltd.,

China TranWiseway Information Technology Co., Ltd.,

Shanghai Yootu Information Technology Co., Ltd.,

Xinjiang Zhangcheng Science and Technology Co., Ltd.,

and

Dalian Dajian Zhitong Information Service Co., Ltd.

EXCLUSIVE TECHNICAL DEVELOPMENT AND CONSULTING
AGREEMENT

This Exclusive Technical Development and Consulting Agreement (the “Agreement”) is made and entered into on ___________, 2009, by and among Oriental Intra-Asia Entertainment (China) Limited (“Oriental”), China TransInfo Technology Group Co., Ltd. (“Group Company”), Beijing PKU Chinafront High Technology Co., Ltd. (“PKU”), Beijing Tian Hao Ding Xin Science and Technology Co., Ltd. (“Bejing Tian Hao”), Beijing Zhangcheng Culture and Media Co., Ltd. (“Zhangcheng Culture”), Bejing Zhangcheng Science and Technology Co., Ltd. (“Zhangcheng Science”), China TranWiseway Information Technology Co., Ltd. (“Chian TranWiseway”) Xinjiang Zhangcheng Science and Technology Co., Ltd. (“Xinjiang Zhangcheng”), Dalian Dajian Zhitong Information Service Co., Ltd. (“Dalian Dajian”) and Shanghai Yootu Information Technology Co., Ltd. (“Shanghai Yootu” and together with Group Company, PKU, Beijing Tian Hao, Zhangcheng Culture, Zhangcheng Science, China TranWiseway, Xinjiang Zhangcheng and Dalian Dajian, the “VIE Entities”).  Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively, as the “Parties.”

WHEREAS:

1.
Oriental, a wholly foreign-owned enterprise duly organized in People’s Republic of China (the “PRC”) under the laws of the PRC, owns resources to provide the technical development and consulting services.

2.
Each of the VIE Entities is a limited liability companies and duly organized and validly existing under the laws of PRC and is approved by the competent governmental authorities to carry on the business of traffic information services;

3.
Oriental agrees to provide each of the VIE Entities with technical development and consulting services, and the VIE Entities agree to accept such technical development and consulting services provided by Oriental;

NOW THEREFORE, the Parties through mutual negotiations agree as follows:

1.	Technical Development and Consulting Services; Mutual Exclusivity

1.1
During the term of this Agreement, Oriental agrees to, as the exclusive technical development and consulting services provider of the VIE Entities, provide the exclusive technical development and consulting services to the VIE Entities set forth on Appendix 1.

1.2
Each of the VIE Entities hereby agrees to accept such exclusive technical development and consulting services provided by Oriental.  Each of the VIE Entities further agrees that, during the term of this Agreement, it shall not accept any third parties to provide such technical development and consulting services for such above-mentioned business without the prior written consent of Oriental.

1.3
Oriental shall be the sole and exclusive owner of all right, title and interests to any and all intellectual property rights arising from the performance of this Agreement, including but not limited to, copyrights, patent, know-how, trade secrets and others no matter whether it is developed by Oriental or by any of the VIE Entities based on Oriental’s intellectual property right.

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2.	Calculation and Payment of the Fee for Technical Development and Consulting Services (the “Fee”)

The Parties agree that the Fee under this Agreement shall be determined according to the terms set forth in Appendix 2.  During the term of this Agreement, the Parties will periodically review the contents of Appendix 1 and Appendix 2 and make any necessary adjustment if necessary.

3.	Representations and Warranties

3.1	Oriental hereby represents and warrants as follows:

3.1.1	Oriental is a company duly registered and validly existing under the laws of the PRC;

3.1.2
Oriental has the company power, has been duly authorized by all necessary action, and has obtained all third party and governmental consents and approvals to execute and perform this Agreement.  The execution, delivery and performance of this Agreement and does not and will not result in any violation of enforceable or effective laws or contractual limitations;

3.1.3	the Agreement constitutes a legal, valid and binding obligation of Oriental, enforceable against it in accordance with its terms upon its execution.

3.2	The VIE Entities hereby represents and warrants as follows:

3.2.1	Each of the VIE Entities is a company duly registered and validly existing under the laws of the PRC.

3.2.2
Each of the VIE Entities has the company power, within the business scope, has been dully authorized by all necessary action, has been obtained all consents and approvals from any third parties and governments to execute and perform this Agreement, and do not and will not result in any violation of enforceable or effective laws or contractual limitations.

3.2.3	the Agreement constitutes its legal, valid and binding obligation of each of the VIE Entities, enforceable against it in accordance with its terms upon its execution.

4.	Confidentiality

4.1
Each of the VIE Entities agrees to use all reasonable means to protect and maintain the confidentiality of Oriental’s confidential data and information acknowledged or received by the VIE Entities by accepting the exclusive consulting and services from Oriental (collectively the “Confidential Information”).  Each of the VIE Entities shall not disclose or transfer any Confidential Information to any third party without Oriental’s prior written consent.  Upon termination of this Agreement, each of the VIE Entities shall, at Oriental’s request, return all and any documents, information or software contained any of such Confidential Information to Oriental or destroy it and delete all such Confidential Information from any memory devices.

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4.2	The Parties agree that this Article 4 shall survive no matter whether this Agreement is amended, cancelled or terminated.

5.	Indemnity

The VIE Entities shall indemnify and hold harmless Oriental from and against any loss, damage, obligation and expenses arising out of any litigation, claim or other legal procedure against Oriental arising out of the performance of this Agreement.

6.	Effectiveness and Term

6.1
This Agreement shall be executed and come into effect as of the date first set forth above.  The term of this Agreement is ten (10) years, unless earlier terminated by Oriental as set forth below (the “Term”).  The Term shall automatically renew for successive one year periods.

7.	Termination

During the Term, the VIE Entities may not terminate this Agreement except in the case of gross negligence, fraud or other illegal acts or bankruptcy of Oriental.  Notwithstanding the foregoing, Oriental may terminate this Agreement at any time by giving a written notice to the VIE Entities thirty (30) days before such termination.

All rights and obligations under Article 4 and Article 5 shall survive after the termination of this Agreement.

8.	Dispute Resolution

The Parties shall strive to settle any dispute arising from the interpretation or performance in connection with this Agreement through friendly consultation.  In case no settlement can be reached through consultation, each Party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) for arbitration in Beijing under the current effective rules of CIETAC.  The arbitration proceedings shall be conducted in Chinese.  The arbitration award shall be final and binding upon the Parties and shall be enforceable in accordance with its terms.

9.	Force Majeure

9.1
Force Majeure, which includes, but not limited to, acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning or war, means any event that is beyond the Parties’ reasonable control and cannot be prevented with reasonable care.  However, any shortage of credit, capital or finance shall not be regarded as an event of Force Majeure.  The affected Party who is claiming to be not liable to its failure of fulfilling this Agreement by Force Majeure shall inform the other Party, without delay, of the approaches of the performance of this Agreement by the affected Party.

9.2
In the event that the affected Party is delayed in or prevented from performing its obligations under this Agreement by Force Majeure, only within the scope of such delay or prevention, the affected Party will not be responsible for any damage by reason of such a failure or delay of performance.  The affected Party shall take appropriate means to minimize or remove the effects of Force Majeure and attempt to resume performance of the obligations delayed or prevented by the event of Force Majeure. After the event of Force Majeure is removed, the parties agree to resume performance of this Agreement with their best efforts.

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10.	Notices

All notices or other communications provided for hereunder shall be written in English and Chinese and shall be personal delivery or by registered or postage prepaid mail, recognized courier service or facsimile transmission to the address of the relevant party or parties set forth below.

If to Oriental:

Oriental Intra-Asia Entertainment (China) Limited

Room 1009, Tower C2, Oriental Plaza, No. 1 Dongchangan Avenue, Dongcheng District, Beijing, China

If to the VIE Entities:

China TransInfo Technology Group Co., Ltd.

Room 1601 E-wing Center, No. 113 Zhichun Road, Haidian District,
Beijing, China.
11.	Assigns

Any of the VIE Entities may not assign its rights and obligations under this Agreement to any third parties without the prior written consent of Oriental.

12.	Severability

If any provision contained in this Agreement is held invalid or unenforceable under applicable laws, such provision shall be invalid or unenforceable as to such jurisdiction and the remaining provisions hereof shall not be in any way impaired.

13.	Amendment and Supplement

Any amendment and supplement of this Agreement shall be effective only if it is made in writing and signed by the parties hereto.  The amendment and supplement duly executed by the Parties shall be part of this Agreement and shall have the same legal effect as this Agreement.

14.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the PRC.

15.	Miscellaneous

This Agreement is executed in both English and Chinese and each version has equal legal force.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their representatives hereunto duly authorized as of the date first set forth above written.

Oriental Intra-Asia Entertainment (China) Limited

By:___________________________
Representative: Shudong Xia

China TransInfo Technology Group Co., Ltd.

By:_____________________________
Representative: Shudong Xia

Beijing PKU Chinafront High Technology Co., Ltd.,

By:_____________________________
Representative: Shudong Xia

Beijing Tian Hao Ding Xin Science and Technology Co., Ltd.,

By:_____________________________
Representative: Shudong Xia

Beijing Zhangcheng Culture and Media Co., Ltd.

By:_____________________________
Representative: Shudong Xia

Bejing Zhangcheng Science and Technology Co., Ltd.,

By:_____________________________
Representative: Shudong Xia

Xinjiang Zhangcheng Science and Technology Co., Ltd.,

By:_____________________________
Representative: Shudong Xia

Dalian Dajian Zhitong Information Service Co., Ltd.

By:_____________________________
Representative: Shudong Xia

China TranWiseway Information Technology Co., Ltd.,

By:_____________________________
Representative: Shudong Xia

Shanghai Yootu Information Technology Co., Ltd.

By:_____________________________
Representative: Shudong Xia

Appendix 1: The list of Technical Development and Consulting  services

Oriental shall provide to the VIE Entities with the following technical development and consulting services:

Appendix 2: Calculation and Payment of the Fee for Development and Consulting Services

Each of the VIE Entities shall pay an annual development and consulting service fee based on the actual services provided by Oriental in each calendar year.  Such fee shall be determined solely by Oriental.

APPENDIX H

EQUITY PLEDGE AGREEMENT

BY AND AMONG

ORIENTAL INTRA-ASIA ENTERTAINMENT (CHINA) LIMITED

SHUDONG XIA

ZHIPING ZHANG

ZHIBIN LAI

AND

WEI GAO

EQUITY PLEDGE AGREEMENT

This Equity Pledge Agreement (the “Agreement”) is entered into on the day of  ______, 2009 by and among the following parties:

Pledgee:	Oritental Intra-Asia Entertainment (China) Limited
Address:	1701 Yingu Mansion, No. 9 Beisihuan Road, Haidian District, Beijing, China.

Pledgors:	Shudong Xia, Zhiping Zhang, Zhibin Lai, and Wei Gao having the addresses below:

Shudong Xia
Identification Card No: 422125721020561
Address:	Room 7-3-802 Xingbiaojiayuan,Wanliu,
Haidian District, Beijing,China

Zhiping Zhang
Identification Card No: 11010819690428187X
Address:	Room 14-8-602, Anheyuan, Tianxiuhuayuan, Haidian District, Beijing, China

Zhibin Lai
Identification Card No: 35262719731111001X
Address:	Room 2010, No.1 Building, Bixingyuanxiaoqu, Luozhuangxili, Zhichun Road, Haidian District, Beijing, China

Wei Gao
Identification Card No: 110108197910135427
Address:	Room 307, Unit 3, Building A7, Courtyard #11, Fucheng Road, Haidian District, Beijing, China

WHEREAS,

1.
All of the Pledgors are the citizen of the People’s Republic of China ("PRC”).  The Pledgors, collectively, own 100% of the Equity Interest in China TransInfo Technology Group Co., Ltd. (“Group”).  Group is a company registered in Beijing carrying on traffic information service business.

2.
The Pledgee, a wholly foreign-owned company registered in Beijing, PRC, has been licensed by the PRC relevant government authority to carry on the business of computer and information technology development. The Pledgee and Group entered into Exclusive Technical Development and Consulting Agreement (the “Service Agreement”) on __________, 2009.

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3.
In order to ensure that the Pledgee collects development and consulting service fees from Group, the Pledgors are willing to pledge all of their equity interest in Group to the Pledgee as a security for the Pledgee to collect technical consulting and service fees under the Service Agreement.

In order to define each Party’s rights and obligations, the Pledgee and the Pledgors through mutual negotiations hereby enter into this Agreement based upon the following terms:

1.           DEFINITIONS AND INTERPRETATIONS

Unless otherwise provided in this Agreement, the following terms shall have the following meanings:

1.1	Pledge means the full meaning assigned to that term in Article 2.

1.2	Equity Interest means all its 100% equity interests in Group legally held by the Pledgors.

1.3	Rate of Pledge means the ratio between the value of the pledge under this Agreement and the technical consulting and service fees under the Service Agreement.

1.4	Term of Pledge means the period provided for under Article 3.2 hereunder.

1.5	Service Agreement means the Exclusive Technical Consulting and Service Agreement entered into by and between Group and the Pledgee.

1.6	Event of Default means any event in accordance with Article 7 hereunder.

1.7	Notice of Default means the notice of default issued by the Pledgee in accordance with this Agreement.

2.           PLEDGE

2.1	The Pledgors agree to pledge all of their Equity Interest in Group to the Pledgee as a guarantee for the technical consulting and service fees payable to the Pledgee under the Service Agreement.

2.2
Pledge under this Agreement refers to the rights owned by the Pledgee who shall be entitled to have priority in receiving payment or proceeds from the auction or sale of the equity interests pledged by the Pledgors to the Pledgee.

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3.           RATE OF PLEDGE AND TERM OF PLEDGE

3.1	The Rate of Pledge

3.1.1	The Rate of Pledge shall be 100%.

3.2	The Term of Pledge

3.2.1
The Pledge of the Equity Interest under this Agreement shall take effect as of the date when the Equity Interest under this Agreement are recorded in the Register of Shareholder of Group and registered with the competent Administration for Industry and Commerce.  The Term of the Pledge is the same as the term of Service Agreement.

3.2.2	During the Term of Pledge, the Pledgors shall not be entitled to dispose of the Equity Interests.

4.           PHYSICAL POSSESSION OF DOCUMENTS

4.1	The Pledgors shall not be entitled to collect the dividends from the Equity Interest and any dividends paid upon the Equity Interest shall be immediately delivered to the Pledgee.

5.           WARRANTIES AND REPRESENTATIONS OF THE PLEDGORS

5.1	The Pledgors are the legal owners of the Equity Interest.

5.2	Except as otherwise provided hereunder, the Pledgee shall not be interfered with by any parties at any time when the Pledgee exercises its rights in accordance with this Agreement.

5.3	Except as otherwise provided hereunder, the Pledgee shall be entitled to dispose of or assign the Pledge in accordance with this Agreement.

5.4	The Pledgors will not pledge or encumber the Equity Interest to any other person except for the Pledgee.

6.           COVENANT OF THE PLEDGORS

6.1	During the effective term of this Agreement, the Pledgors covenant to the Pledgee that the Pledgors shall:

6.1.1
Comply with and implement laws and regulations with respect to the pledge of rights, present to the Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by the competent authority within five (5) days upon receiving such notices, orders or suggestions and comply with such notices, orders or suggestions, or object to the foregoing matters at the reasonable request of the Pledgee or with consent from the Pledgee.

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6.1.2
Timely notify the Pledgee of any events or any received notices which may affect the Pledgors’ Equity Interest or any part of its right, and any events or any received notices which may change the Pledgors’ any covenant and obligation under this Agreement or which may affect the Pledgors’ performance of its obligations under this Agreement.

6.2
The Pledgors agree that the Pledgee’s right to exercise the Pledge obtained from this Agreement shall not be suspended or hampered through legal procedure by the Pledgors or any successors of the Pledgors or any person authorized by the Pledgors.

6.3
The Pledgors warrant to the Pledgee that in order to protect or perfect the security over the payment of the technical consulting and service fees under the Service Agreement, the Pledgors shall execute in good faith and cause other parties who have interests in the Pledge to execute all the title certificates, contracts, and or perform and cause other parties who have interests to take action as required by the Pledgee and make access to exercise the rights and authorization vested in the Pledgee under this Agreement, and execute all the documents with respect to the changes of certificate of the Equity Interest with the Pledgee or the person (natural person or legal entity) designed by the Pledgee, and provides all the notices, orders and decisions regarded as necessary by the Pledgee with the Pledgee within the reasonable time.

6.4
The Pledgors warrant to the Pledgee that the Pledgors will comply with and perform all the guarantees, covenants, agreements, representations and conditions for the benefits of the Pledgee.  The Pledgors shall compensate all the losses suffered by the Pledgee for the reasons that the Pledgors do not perform or fully perform their guarantees, covenants, agreements, representations and conditions.

7.           EVENTS OF DEFAULT

7.1	The following events shall be regarded as the event of default:

7.1.1	Group fails to make full payments of the exclusive technical consulting and service fees as scheduled under the Service Agreement;

7.1.2	The Pledgors make any material misleading or fraudulent representations or warranties under Article 5 herein, and/or the Pledgors are in violation of any warranties under Article 5 herein;

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7.1.3	The Pledgors violate the covenants under Article 6 herein;

7.1.4	The Pledgors violate any terms and conditions herein;

7.1.5	The Pledgors waive the pledged Equity Interest or transfer or assign the pledged Equity Interest without prior written consent of the Pledgee;

7.1.6
The Pledgors’ external loan, security, compensation, covenants or any other compensation liabilities (1) are required to be repaid or performed prior to the scheduled date; or (2) are due but can not be repaid or performed as scheduled and thereby cause the Pledgee to deem that the Pledgors’ capacity to perform the obligations herein is affected;

7.1.7	The Pledgors are incapable of repaying the general debt or other debt;

7.1.8	This Agreement is illegal for the reason of the promulgation of the related laws or the Pledgors' incapability of continuing to perform the obligations herein;

7.1.9
Any approval, permits, licenses or authorization from the competent authority of the government needed to perform this Agreement or validate this Agreement are revoked, suspended, invalidated or materially amended;

7.1.10	The property of the Pledgors is adversely changed and causes the Pledgee to deem that the capability of the Pledgors to perform the obligations herein is affected;

7.1.11	The successors or assignees of the Pledgors are only entitled to perform a portion of or refuse to perform the payment liability under the Service Agreement;

7.1.12	Other circumstances whereby the Pledgee is incapable of exercising the right to dispose the Pledge in accordance with the related laws.

7.2
The Pledgors shall immediately give a written notice to the Pledgee if the Pledgors are aware of or find that any event under Article 7.1 herein or any events that may result in the foregoing events have happened or is going on.

7.3
Unless the event of default under Article 7.1 herein has been solved to the Pledgee's satisfaction, the Pledgee, at any time when the event of default happens or thereafter, may give a written notice of default to the Pledgors and require the Pledgors to immediately make full payments of the outstanding service fees under the Service Agreement and other payables or dispose the Pledge in accordance with Article 8 herein.

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8.           EXERCISE OF THE RIGHT OF THE PLEDGE

8.1
The Pledgors shall not transfer or assign the Equity Interest without prior written approval from the Pledgee prior to the full repayment of the consulting and service fees under the Service Agreement.

8.2	The Pledgee shall give the Notice of Default to the Pledgors when the Pledgee exercises the right of pledge.

8.3	Subject to Article 7.3, the Pledgee may exercise the right to dispose the Pledge at any time when the Pledgee gives the Notice of Default in accordance with Article 7.3 or thereafter.

8.4
The Pledgee is entitled to have priority in receiving payment or proceeds from the auction or sale of whole or part of the Equity Interest pledged herein in accordance with legal procedure until the outstanding technical consulting and service fees and all other payables under the Service Agreement are repaid.

8.5	The Pledgors shall not hinder the Pledgee from disposing the Pledge in accordance with this Agreement and shall give necessary assistance so that the Pledgee could realize his Pledge.

9.           TRANSFER OR ASSIGNMENT

9.1	The Pledgors shall not donate or transfer his rights and obligations herein without prior consent from the Pledgee.

9.2	This Agreement shall be binding upon and inure to the benefit of the successors of the Pledgors and be effective to the Pledgee and his each successor and assignee.

9.3
The Pledgee may transfer or assign his all or any rights and obligations under the Service Agreement to any individual (natural person or legal entity) at any time.  In this case, the assignee shall enjoy and undertake the same rights and obligations herein of the Pledgee as if the assignee is a party hereto.  When the Pledgee transfers or assigns the rights and obligations under the Service Agreement, at the request of the Pledgee, the Pledgors shall execute the relevant agreements and/or documents with respect to such transfer or assignment.

9.4	After the Pledgee’s change resulting from the transfer or assignment, the new parties to the pledge shall re-execute a pledge contract.

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10.         TERMINATION

This Agreement shall not be terminated until the term of the Services Agreement has expired and the obligations thereunder are paid off.  The Pledgee shall then cancel or terminate this Agreement within reasonable time as soon as practicable.

11.         FORMALITIES FEES AND OTHER EXPENSES

11.1
The Pledgors shall be responsible for all the fees and actual expenditures in relation to this Agreement, including but not limited to legal fees, cost of production, stamp tax and any other taxes and charges.  If the Pledgee pays the relevant taxes in accordance with the laws, the Pledgors shall fully indemnify such taxes paid by the Pledgee.

11.2
The Pledgors shall be responsible for all the fees (including but not limited to any taxes, formalities fees, management fees, litigation fees, attorney's fees, and various insurance premiums in connection with disposition of Pledge) incurred by the Pledgors for the reason that (1) the Pledgors fail to pay any payable taxes, fees or charges in accordance with this Agreement; or (2) the Pledgee has recourse to any foregoing taxes, charges or fees by any means for other reasons.

12.         FORCE MAJEURE

12.1
If this Agreement is delayed in or prevented from performing in the event of Force Majeure, only within the limitation of such delay or prevention, the affected party is absolved from any liability under this Agreement.  Force Majeure, which includes acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning, war, means any unforeseen events beyond the prevented party’s reasonable control and cannot be prevented with reasonable care.  However, any shortage of credit, capital or finance shall not be regarded as an event beyond a Party’s reasonable control.  The Pledge effected by Force Majeure who claims for exemption from performing any obligations under this Agreement or under any Article herein shall notify the other party of such exemption promptly and advice him of the steps to be taken for completion of the performance.

12.2
The party affected by Force Majeure shall not assume any liability under this Agreement.  However, subject to the party affected by Force Majeure having taken its reasonable and practicable efforts to perform this Agreement, the Party claiming for exemption of the liabilities may only be exempted from performing such liability as within limitation of the part performance delayed or prevented by Force Majeure.  Once causes for such exemption of liabilities are rectified and remedied, both parties agree to resume performance of this Agreement with their best efforts.

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13.         DISPUTE RESOLUTION

13.1	This Agreement shall be governed by and construed in accordance with the laws of the PRC.

13.2
The parties shall strive to settle any dispute arising from the interpretation or performance, or in connection with this Agreement through friendly consultation. In case no settlement can be reached through consultation, each party can submit such matter to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in Beijing under the current effective rules of CIETAC. The arbitration proceedings shall be conducted in Chinese.  The arbitration award shall be final and binding upon the parties.

14.         NOTICE

14.1
Any notice which is given by the parties hereto for the purpose of performing the rights, duties and obligations hereunder shall be in writing.  Where such notice is delivered personally, the time of notice is the time when such notice actually reaches the addressee; where such notice is transmitted by telex or facsimile, the notice time is the time when such notice is transmitted. If such notice does not reach the addressee on business date or reaches the addressee after the business time, the next business day following such day is the date of notice.  The delivery place is the address first written above of the parties hereto or the address advised in writing including facsimile and telex from time to time.

15.         EFFECTIVENESS

15.1	This Agreement and any amendments, modification, supplements, additions or changes hereto shall be in writing and come into effect upon being executed and sealed by the parties hereto.

15.2	This Agreement is executed in English.

[Signature Page Follows]

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The Pledgee: Oriental Intra-Asia Entertainment (China) Limited
_________________________________

Authorized Representative: Shudong Xia

The Pledgors:

Signature:________________________

Name:  Shudong Xia

Signature: _________________________

Name:  Zhiping Zhang

Signature: _________________________

Name:  Zhibin Lai

Signature: _________________________

Name:  Wei Gao

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APPENDIX I

OPTION AGREEMENT

BY AND AMONG

ORIENTAL INTRA-ASIA ENTERTAINMENT (CHINA) LIMITED

SHUDONG XIA

ZHIPING ZHANG

ZHIBIN LAI

AND

WEI GAO

CONTENTS

APPENDIX A FORM OF AGREEMENT ON TRANSFER OF EQUITY INTEREST	12

1. DEFINITIONS AND INTERPRETATIONS	13

2. REPRESENTATIONS AND WARRANTIES	14

3. ASSIGNMENT OF EQUITY INTEREST	14

4. SUPPLEMENTARY PROVISIONS	15

ANNEX 1 FORM OF RESOLUTION OF SHAREHOLDERS' MEETING	19

ANNEX 2 FORM OF POWER OF ATTORNEY	20

APPENDIX B FORM OF WAIVER OF RIGHT OF FIRST REFUSAL	21

Option Agreement

This Option Agreement (this "Agreement") is entered into by the following parties on __________, 2009 in Beijing, the People’s Republic of China ("China"):

(1)
Oriental Intra-Asia Entertainment (China) Limited, a company established in China and having its registered address at Room 1009, Tower C2, Oriental Plaza, No. 1 Dongchangan Avenue, Dongcheng District, Beijing China,  ("Oriental");

and

(2)	Shudong Xia, whose Chinese ID number is 422125721020561, with his principal domicile at Room 7-3-802 Xingbiaojiayuan,Wanliu, Haidian District, Beijing, China;

Zhiping Zhang, whose Chinese ID number is 11010819690428187X, with his principal domicile at Room 14-8-602, Anheyuan, Tianxiuhuayuan, Haidian District, Beijing, China; and

Zhibin Lai, whose Chinese ID number is 35262719731111001X, with his principal domicile at Room 2010, No.1 Building, Bixingyuanxiaoqu, Luozhuangxili, Zhichun Road, Haidian District, Beijing, China

Wei Gao, whose Chinese ID number is 110108197910135427, with her principal domicial at Room 307, Unit 3, Building A7, Courtyard #11, Fucheng Road, Haidian District, Beijing, China (collectively as “Shareholders” and individually as “Shareholder”)

(hereinafter the parties referred to individually as a "Party" and collectively as the "Parties".)

WHEREAS,

(A)	Shareholders collectively hold 100% of the equity interest of China TransInfo Technology Group Co., Ltd. (“Group”) (the “Equity Interest”); and

(B)	The Parties agree to enter into this Agreement.

NOW THEREFORE, the Parties hereby agree as follows:

1.	GRANT OF OPTION

1.1	Option

Shareholders grant to Oriental the option (the “Option”) to purchase the Equity Interest, at the exercise price equal to the lowest possible price permitted by the PRC laws.

2.	EXERCISE OF OPTION AND COMPLETION OF TRANSACTION

2.1	Time of Exercise

2.1.1
Shareholders agree that, subject to compliance with legal restrictions on foreign investment under applicable laws of China, Oriental may exercise the Option in whole or in part to acquire all or part of the Equity Interest, at any time after the signing of this Agreement.

1

2.1.2	For the avoidance of doubt, Shareholders hereby agree that Oriental may exercise the Option, without any limits on the frequency of its exercise, until Oriental acquires all of the Equity Interest.

2.1.3	Shareholders agree that Oriental may designate a third party to exercise the Option on its behalf, provided that Oriental shall give a 3-day prior written notice to Shareholders.

2.2	Assignment

Shareholders agree that Oriental may assign all or part of the Option to any third party.  In the event of any such assignment and upon written notice of such assignment from Oriental to Shareholders, the Option may be exercised by such third party pursuant to the terms and conditions of this Agreement. Such third party shall be deemed to be a party to this Agreement and shall assume Oriental's rights and obligations under this Agreement.

2.3	Notice Requirements

2.3.1	If Oriental intends to exercise the Option, it shall issue an irrevocable written notice to Shareholders no later than 3 days prior to each Completion Date (as defined below), specifying:

2.3.1.1	effectiveness date of the purchase ("Completion Date");

2.3.1.2	name of the party registering the Equity Interest;

2.3.1.3	percentage of the Equity Interest to be purchased from Shareholders;

2.3.1.4	method of payment; and

2.3.1.5	related authorization documents, such as the document authorizing the third party to exercise the Option.

2.3.2	For the avoidance of doubt, the Parties expressly agree that Oriental has the right to exercise the Option and to decide whether or not to register the Equity Interest in a third party's name.

2.4	Appointment of Director and Senior Management Personnel

After the execution of this Agreement, Oriental shall have the right to nominate persons to Group to be appointed as directors and senior management personnel (including but not limited to general manager, deputy general manager, financial controller, marketing director, technology director). Each Shareholder shall, to the extent applicable PRC law requires a shareholder vote, vote his shares of Group to appoint the persons nominated by Oriental to hold the positions as directors of Group, and vote its shares to instruct the executive director of Group to appoint the persons nominated by Oriental to hold the positions as senior management of Group.

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2.5	Completion of Transactions

On the Completion Date, Oriental shall pay to Shareholders the exercise price to purchase the Equity Interest pursuant to Section 1.1 and Shareholders shall acknowledge the receipt and sufficiency of the consideration.

3.	FULFILMENT OF OPTION

3.1	Agreement on Transfer of Equity Interest

When signing and delivering this Agreement, Shareholders shall at Oriental's request sign (or, in the case of the waiver letter, use commercially reasonable efforts to procure the execution of) and deliver one or more agreement(s) for the transfer of equity interest as set out in the Appendix A hereto ("Equity Transfer Agreement") and other necessary documents, including the waiver letter in the form of Appendix 3 ("Ancillary Documents") intended to cause all or part of Equity Interest to be effectively transferred to Oriental or its designated person.  The Equity Transfer Agreement and Ancillary Documents shall be held in the custody of Oriental.  On the Completion Date, when Oriental exercises the Option and pays the price for the Equity Interest, Oriental shall promptly deliver the Equity Transfer Agreement and Ancillary Documents relating to such Equity Interest to its designated person who shall be entitled to insert the name of the transferee (if not already done so), date the signed Equity Transfer Agreement and Ancillary Documents and submit the same to the relevant authorities in order to give full effect to the transfer of the Equity Interest.

3.2	Resolution of Shareholders' Meeting

Notwithstanding the provisions of the above Article 3.1, at the time of the signing and delivery of this Agreement, Shareholder shall at Oriental's request sign and deliver one or more resolution(s) of the shareholders' meeting of Group, substantially in the form of Annex 1 of Appendix A hereto (each referred to as a "Resolution"). The Resolution shall approve the following matters:

3.2.1	completion of the transfer of all or part of the Equity Interest to Oriental or its designated person; and

3.2.2	other reasonable matters that Oriental may require.

Each Resolution shall be held in the custody of Oriental.  On each Completion Date when Oriental exercises the Option and pays the price for the Equity Interest, Oriental or its designated person shall date the Resolution as of the date of exercise.

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4.            REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties

Shareholders represent and warrant to Oriental:

4.1.1	each Shareholder has full authority to sign this Agreement;

4.1.2	this Agreement constitutes a valid and binding obligation of Shareholders, enforceable in accordance with its terms;

4.1.3
the signing of this Agreement and the performance of any of his obligations hereunder neither breaches any laws, regulations or contracts binding upon him, nor requires any authorization or approval from the government;

4.1.4
to the best of his knowledge, no Shareholder is involved in any lawsuit, arbitration or other juridical or administrative proceedings which may have a material and adverse effect upon this Agreement and performance hereof;

4.1.5	they have disclosed to Oriental all documents issued by any governmental authority that may have a material adverse effect upon the performance of the obligations hereunder;

4.1.6
other than the pledge of Equity Interest in favor of Oriental (or its designated third party), the Equity Interest held by Shareholders in Group is free of any lien, mortgage, pledge or third party's rights;

4.1.7
except in favor of Oriental (or its designated third party), the Equity Interest held by Shareholders shall remain intact, and is free of any lien, mortgage, pledge or third party's right, and Shareholders will not transfer, grant, pledge or otherwise dispose of his Equity Interest;

4.1.8
the Option granted by Shareholders to Oriental is an exclusive right, and the Option or any similar right will not be granted to any third party in any way and no rights or obligations exist that would in any way impair Oriental's rights under this Agreement.

Shareholders further represent and warrant to Oriental that they collectively own 100% of the Equity Interests of Group.

The Parties hereby agree that as of each Completion Date, the representations and warranties set out from Article 4.1.1 to Article 4.1.8 shall be repeated, and shall be deemed to be given as of such Completion Date.

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4.2	Undertakings

Shareholders undertake to Oriental that:

4.2.1
they will complete the formalities necessary for registering Oriental and its designated person as the lawful shareholder of Group, including but not limited to, assisting Oriental in inserting the name of the transferee in the Equity Transfer Agreement, dating the signed Equity Transfer Agreement and submitting the Equity Transfer Agreement and Ancillary Documents to the relevant industry and commerce administration department for the purpose of amending the articles of association and updating the shareholders' register, and other alteration formalities.

4.2.2
they shall take all necessary actions to execute all necessary documents and carry out all necessary registrations within Shareholders' control (including registration with the Ministry of Information Industries or its local branches) to transfer the Equity Interest in accordance with applicable laws upon the exercise of the Option.

4.2.3	they will not seek to influence the management of Group in any manner, and without limiting the foregoing:

4.2.3.1	they will not request Group to distribute profits, funds, assets or property to Shareholders or any of their Affiliates.

4.2.3.2	if they receive any dividends from Group with respect to the Equity Interest or cash dividends, Shareholders shall pay to Oriental an amount equal to such dividends within 7 days thereafter.

4.2.3.3
they will not engage in the following activities and not approve in their capacities as shareholders (without the prior written consent of Oriental) the engagement of  Group in any of the following activities unless the prior written consent of Oriental is obtained:

(a)	to create or undertake debts that are not in the ordinary course of business of Group, or are in the ordinary course of the business of Group but are in excess of US$5,000;

(b)	to create or undertake any mortgage, pledge or any other type of encumbrance on any of Group's existing properties or properties acquired in the future;

(c)	to acquire assets of any third party on behalf of Group, or to execute any agreement, arrangement, commitment or memorandum for the same;

(d)	to sell, lease or otherwise dispose of any assets of Group, or to execute any agreement, arrangement, commitment or memorandum for the same;

5

(e)	to borrow or lend money to any third party on behalf of Group, or to execute any agreement, arrangement, commitment or memorandum for the same;

(f)
to assume any obligation, give a guarantee or endorsement for any third party on behalf of Group or assume responsibility in whatever form for any third party's obligation on behalf of  Group, or to execute any agreement, arrangement, commitment or memorandum for the same;

(g)	to approve the annual budget and annual business plan and any material deviations thereof;

(h)	to make any capital expenditure by Group other than in the ordinary course of its business or greater than an aggregate of US$25,000 in any 12 month period;

(i)	to commit any act that may endanger the legitimate existence or commercial interest of Group;

(j)	to take any action that, according to the effective articles of association of Group, requires a unanimous consent of all shareholders or the executive director of Group;

(k)	to cause Group to engage in any business which is not expressly specified in its business license;

(l)
when exercising his rights in the capacity as a shareholder of  Group (including but not limited to the exercise of his voting rights), to adopt any resolution or otherwise take any shareholder action that conflicts with or jeopardises the rights and interests of Oriental or its Affiliates or direct or indirect parent; and

4.2.4
They will provide Oriental with information on Group's business operations and financial condition which he is entitled to receive in their capacities as shareholders at Oriental's request (excluding information provided by  Group).

4.2.5
They will immediately notify Oriental of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Group's assets, business and revenue of which they may become aware.

4.2.6	At Oriental's written request, Shareholders will approve in their capacities as shareholders any action of Group that is not in violation of any applicable laws.

For purposes of this Clause 4.2, "Affiliate" means, in respect of an entity, any legal entity that directly or indirectly controls, is controlled by or is under the common control of the first mentioned entity. For the purposes of this Agreement, "control" means the power, directly or indirectly, to direct the management and policies of such entity.

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5.           TAX

5.1	Tax

Oriental shall reimburse Shareholders or directly pay to the appropriate tax authorities all of Shareholders' taxes that may arise from the execution and performance of this Agreement.  Oriental shall bear any of its taxes that may arise from the execution and performance of this Agreement.

6.	LIABILITIES FOR BREACH OF CONTRACT

6.1	Shareholders' liability for breach

The sole remedy available to Oriental for the breach by Shareholders of any of its representations, warranties, undertakings or obligations under this Agreement shall be the exercise of the Option.

7.	APPLICABLE LAW AND SETTLEMENT OF DISPUTES

7.1	Applicable Law

The execution, validity, interpretation, performance of this Agreement and resolution of disputes hereunder shall be governed by the laws of China.

7.2	Consultation

In case of disputes resulting from the interpretation or performance of this Agreement, the Parties shall attempt to solve such disputes through friendly consultation or via mediation by a neutral third party. If such dispute fails to be solved within 30 days after the commencement of consultation, either party may submit such disputes for arbitration.

7.3	Arbitration

7.3.1
Any dispute or difference of any kind whatsoever arising out of or in connection with this Agreement, including any question in connection with the existence, construction, interpretation, validity, termination or implementation of this Agreement, shall be submitted to China International Economic and Trade Arbitration Commission ("CIETAC"), for arbitration in Beijing which shall be conducted in accordance with CIETAC's rules.

7.3.2
The arbitration tribunal shall comprise of three (3) arbitrators. Each Party shall be entitled to appoint one (1) arbitrator and the arbitrators so appointed shall appoint a third (3rd) arbitrator who shall preside as Chairman. The Chairman shall not be a citizen or national of the same country as either of the Parties.

7.3.3	The language to be used in any arbitral proceedings shall be Chinese.

7.3.4	The costs of arbitration shall be borne by the losing Party, unless otherwise determined by the arbitration award.

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7.3.5
The Parties further acknowledge that monetary damages alone shall not adequately compensate Oriental for the breach of Shareholders' undertakings in this Agreement and therefore agree that if a breach or threatened breach of any such undertaking occurs, Oriental shall be entitled to apply or petition for, and Shareholders shall not resist, object or challenge, injunctive relief compelling specific performance of such undertakings or immediate cessation of such actions in order to be in compliance with the terms of this Agreement in any competent court of China.

8.	CONFIDENTIALITY

8.1	Confidential Information

This Agreement and its appendixes attached hereto shall be confidential. Neither party shall disclose this Agreement and its appendixes attached hereto to any third party (except for the disclosure only for the purpose of the above Article 2.2 and with the prior written consent of the Parties).

8.2	Exception

If certain disclosure is expressly required by law, court, arbitral tribunal or competent administration authority, such disclose made by either party shall not be deemed a breach of the above Article 8.1.

9.	SUPPLEMENTARY PROVISIONS

9.1	Term

This Agreement shall come into force from the date of the execution of this Agreement by the Parties or their authorized representative until the date when Oriental obtains all the Equity Interest, subject to a maximum term of 20 years, which term shall be automatically extended to equal the term (as extended thereunder) of the Exclusive Technical Consulting and Service Agreement (the “Service Agreement”), between Group and Oriental, dated ___________, 2009, if that Service Agreement is still in place and such extension does not violate any applicable law.

9.2	Entire Agreement

9.2.1
This Agreement and its appendixes constitute the entire agreement between the Parties with respect to the above subject matter, and shall supersede all previous discussions, consultations and agreements. This Agreement can be amended only by a written agreement jointly signed by the Parties.

9.2.2	The appendixes attached hereto constitute an inseparable part of this Agreement, and have the same legal force as this Agreement.

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9.3           Notice

9.3.1
Unless notified by the other party of address change, all notices or other correspondences required in performing this Agreement shall be delivered by hand, express delivery, fax or registered mail to the following addresses:

  Oriental:

  Address: Room 1601 E-wing Center, No. 113 Zhichun Road, Haidian District, Beijing, China.

  Tel: 010-82628925

  Fax: 010-62637657

  Shareholders:

  Address: Room 717 E-wing Center, No. 113 Zhichun Road, Haidian District, Beijing, China.

  Tel: 010-82671299

  Fax: 010-62637657

  Notices and correspondences shall be deemed to be served if:

9.3.1.1
sent by fax: the time displayed on the transmission record, however, if the displayed time is after 5:00 pm of the sending date, or the sending day is not a business day of the location where the recipient is located, the effective delivery date shall be the next business day;

9.3.1.2	sent by hand delivery (including courier): the day when the recipient signs and accepts the delivery;

9.3.1.3	sent by registered mail, the fifteenth day from the date when the post office issues a receipt thereof.

9.4	Binding Force

This Agreement is binding upon the Parties and their successors, representatives and assigns.

9.5	Language and Counterpart

This Agreement is written in English and Chinese.  In the event of any discrepancy between the two versions, the English version shall prevail.  This Agreement shall be executed in [two (2)] originals in English and [two (2)] originals in Chinese, with each Party holding one (1) original in each language.

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9.6	Calendar Day and Business Day

Any reference to a day in this Agreement means a calendar day. Business day means any day on which commercial banks in China are open for business.

9.7	Headings

The headings contained herein are for convenience only and do not affect the interpretation of this Agreement.

9.8	Singular and Plural Form

As required by the context, words importing the singular include the plural and vice versa.

9.9	Matters Not Covered

Matters not covered in this Agreement shall be settled by the Parties through consultation, in accordance with the provisions of the laws of China.

9.10	Representations, Warranties, Undertakings and Obligations to Survive

The representations, warranties, undertakings and obligations of the Parties provided in this Agreement, or made by or on behalf of a Party, shall be in full force and effect and shall remain valid after the delivery of the Equity Interest and payment of considerations, regardless of any investigation (or statement on any investigation result) made by or on behalf of a Party.

[Signature Page Follows]

10

IN WITNESS WHEREOF, this Agreement is signed by the duly authorized representatives of the Parties as of the date first written above.

Oriental Intra-Asia Entertainment (China) Limited

By:

Authorized representative: Shudong Xia

Name:

Title: Legal Representative

Company seal:

Shareholders:

Shudong Xia

Zhiping Zhang

Zhibin Lai

Wei Gao

11

Appendix A
Form of agreement on transfer of equity interest

Agreement on Transfer of Equity Interest

Shudong Xia

Zhiping Zhang

Zhibin Lai

Wei Gao

and

[*]

12

This Agreement on Transfer of Equity Interest ("Equity Transfer Agreement") is entered into by the following parties on ____________, in Beijing, the People's Republic of China ("China"):

(1)	Shudong Xia, Zhiping Zhang, Zhibin Lai, Wei Gao, (the "Assignors"); and

(2)	[*], [*] (the "Assignee").

The Assignor and the Assignee are hereinafter referred to individually as a "Party" and collectively as the "Parties".

WHEREAS,

A.	The Assignors are shareholders of China TransInfo Technology Group Co., Ltd. ("Group"), which is a limited liability company established on May 26, 2008 pursuant to the PRC Laws (as defined below).

B.	The Assignors collectively own 100% of the equity interest in Group.

C.
Subject to the terms and conditions of this Equity Transfer Agreement, the Assignors now intend to assign to the Assignee, and the Assignee is willing to accept from the Assignors, all the equity interest ("Equity Interest") of the Assignor in  Group.

NOW THEREFORE, the Parties hereby agree as follows:

1.	DEFINITIONS AND INTERPRETATIONS

1.1	Definitions

Unless otherwise agreed herein (as defined below), words or expressions contained in this Equity Transfer Agreement shall have the same meaning as those defined in the Option Agreement (the "Agreement"), dated as of ______, 2009 between Oriental, a company organized under the laws of China (the "Oriental") and the Assignor.

"Effective Date" means the date of this Agreement, or if government or regulatory approvals are necessary to effectuate the transfer, the date on which all such approvals are obtained.

"PRC Laws" means the PRC laws and regulations that have been promulgated and now remain in force.

"Resolution of Shareholders' Meeting" means the written resolution of the shareholders' meeting of Group, pursuant to which the shareholders agree that the Equity Interest shall be assigned in accordance with the Equity Transfer Agreement and, in the case of transfer of partial Equity Interest, waive their rights of first refusal regarding the Equity Interest.

1.2	Interpretation

In this Agreement, headings are for convenience only and do not affect the interpretation of this Agreement. A reference to an Article or Appendix herein is a reference to that Article or Appendix of the Equity Transfer Agreement. Words importing the singular include the plural and vice versa. Unless otherwise provided herein, a reference to day, month or year means a calendar day, month or year. Business day refers to the day on which commercial banks in China are open for business. Masculine words herein include the feminine meaning and vice versa.

13

2.	REPRESENTATIONS AND WARRANTIES

2.1	General representations

Each of the Parties hereby represents and warrants to the other party that it has full capacity and authorization to execute this Equity Transfer Agreement, and perform its obligations under this Equity Transfer Agreement, subject to compliance with legal restrictions on foreign investment under applicable PRC law.

2.2	Assignors

The Assignors further represent and warrant that:

2.2.1	they are the legitimate holders of the Equity Interest;

2.2.2	except for the pledge under the Equity Pledge Agreement dated as of ______, 2009 by and among the Assignors and Group, such Equity Interest is free of any security interest.

3.	ASSIGNMENT OF EQUITY INTEREST

3.1	Assignment of equity interest

The Assignors hereby assign all of the Equity Interest to the Assignee. The Assignee agrees to accept such Equity Interest from the Assignors.

3.2	Assignment of rights and obligations

As at the Effective Date, all rights and obligations in relation to the Equity Interest shall be assigned from the Assignors to the Assignee.

3.3	Necessary measures

The Assignors undertake to execute all necessary documents and take all necessary measures in a timely manner, so as to give effect to this Equity Transfer Agreement, including but not limited to the following:

3.3.1	execute the resolution of shareholders' meeting substantially in the form of Annex 1; and provide the Assignee with a copy of the resolution of shareholders' meeting; and

3.3.2
complete any procedures within its control necessary for the full effectiveness of the Equity Transfer Agreement pursuant to PRC Laws, including but not limited to, obtaining the approval from the competent bureau of commerce in the case that the Assignee is a foreign investor, completing the registration of the change in shareholder with the relevant industry and commerce administration department, updating the shareholders' list of Group and delivering the updated shareholders' list to the Assignee.

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3.4	Cooperation with the Assignee

The Assignors further undertake:

3.4.1	if the formalities provided in Article 3.3.2 are delayed, the Assignors shall promptly notify the Assignee of the reason for such delay and the revised Effective Date; and

3.4.2	fully assist the Assignee in performing the Equity Transfer Agreement, including but not limited to providing the Assignee with access to the related documents or information.

3.5	Power of attorney

Each of the Assignors further undertakes that, as of the date first written above, he has full authority to entrust an appropriate entity or individual to, on his behalf, handle all matters related to this Equity Transfer Agreement (including but not limited to the matters related to this Article 3.5), in the event of the Assignor's death, emigration, incapacity or other failure to perform his obligations under this Equity Transfer Agreement. The above power of attorney shall be substantially in the form of Annex 2, and a copy of such power of attorney shall be provided to the Assignee.

4.	SUPPLEMENTARY PROVISIONS

4.1	Notice and service

4.1.1
All notices and communications between the Parties shall be in writing, either in English or Chinese, and delivered by fax, hand (including express delivery) or registered mail to the following appropriate addresses:

Assignors:

Shudong Xia, Zhiping Zhang, Zhibin Lai and Wei Gao

Address: Room 1601 E-wing Center, No. 113 Zhichun Road, Haidian District, Beijing, China.

Telephone: 010-82525343

Fax: 010-82525345

Assignee:

[*]

Address: [*]

Tel: [*]

Fax: [*]

Recipient: [*]

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4.2	Time of service

Notices and communications shall be deemed to be served if:

4.2.1
sent by fax: the time displayed on the transmission record, however, if the displayed time is after 5:00 pm of the sending date, or the sending day is not a business day of the location where the recipient is located, the effective delivery date shall be the next business day;

4.2.2	sent by hand delivery (including courier): the day when the recipient or any staff at the recipient's location signs and accepts the delivery; or

4.2.3	Sent by registered mail, the third day after the date when the post office issues a receipt thereof.

4.3	Amendment

The provisions of this Equity Transfer Agreement can be waived, revised or amended only by a written instrument signed by the Parties.

4.4	Non-waiver

The failure by either party to exercise or its delay in exercising any right under this Equity Transfer Agreement shall not be deemed a waiver of such right.

4.5	Severability

The invalidity of any clause under this Agreement shall not affect the validity of any other clauses unrelated to such clause.

4.6	Tax and expenses

Each of the Parties shall bear its respective taxes arising from the execution and performance of this Agreement.

4.7	Successor

This Equity Transfer Agreement is binding upon the respective successors and assigns (if any) of the Parties, and upon any individual designated by the Assignors when it becomes necessary for the Assignors to use the power of attorney provided in the appendix in case of the occurrence of events set out in the above Article 3.5.

4.8	Applicable Law

The execution, validity, interpretation, performance of this Equity Transfer Agreement and resolution of disputes hereunder shall be governed by the PRC laws.

4.9	Arbitration

4.9.1
Any dispute or difference of any kind whatsoever arising out of or in connection with this Agreement, including any question in connection with the existence, construction, interpretation, validity, termination or implementation of this Agreement, shall be submitted to China International Economic and Trade Arbitration Commission ("CIETAC"), for arbitration in Beijing which shall be conducted in accordance with CIETAC's rules.

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4.9.2
The arbitration tribunal shall comprise of three (3) arbitrators. Each Party shall be entitled to appoint one (1) arbitrator and the arbitrators so appointed shall appoint a third (3rd) arbitrator who shall preside as Chairman. The Chairman shall not be a citizen or national of the same country as either of the Parties.

4.9.3	The language to be used in any arbitral proceedings shall be Chinese.

4.9.4	The costs of arbitration shall be borne by the losing Party, unless otherwise determined by the arbitration award.

4.10	Language

This Equity Transfer Agreement is written in English.

[Signature Page Follows]

17

IN WITNESS WHEREOF, this Equity Transfer Agreement is signed by the duly authorized representatives of the Parties as of the date first written above.

Assignor: Shudong Xia

Signed by:

Assignor: Zhiping Zhang

Signed by:

Assignor: Zhibin Lai

Signed by:

Assignor: Wei Gao

Signed by:

Assignee: [*]

Authorized representative: [*]

Name: [*]

Title: [*]

Common seal: [*]

18

Annex 1
Form of resolution of shareholders' meeting

China TransInfo Technology Group Co., Ltd. ("Group")

This written resolution of the shareholders' meeting of Group is formally adopted at [*] on [*]
___________________________________________________________________________

1.	Attending shareholders:	Mr. Shudong Xia Mr. Zhiping Zhang Mr. Zhibin Lai Ms. Wei Gao

2.
The matters related to transfer of equity interest provided in the Agreement on Transfer of Equity Interest ("Equity Transfer Agreement") entered into by and among Shudong Xia, Zhiping Zhang, Zhibin Lai, Wei Gao (collectively “Shareholders”) and [*] on [*] were discussed at the shareholders' meeting.

3.	The shareholders' meeting unanimously resolves to:

(a)	confirm and approve the Equity Transfer Agreement;

(b)	approve Shareholders to transfer their equity interest in Group to [*] pursuant to the provisions of the Equity Transfer Agreement;

(c)	approve the amendment to the articles of association of Group; and

(d)
[in the case of transfer of partial equity interest by [] and [], [ ] hereby waives his  right of first refusal (entitled in accordance with the PRC laws and the articles of association of the Company) regarding the equity interest to be assigned by the other shareholders of the Company under the Equity Transfer Agreement.]

Signed by:	Signed by:	Signed by:	Signed by:

Name: Shudong Xia Date:	Name: Zhiping Zhang Date:	Name: Zhibin Lai Date:	Name: Wei Gao Date:

19

Annex 2
Form of power of attorney

Power of Attorney

To Whom It May Concern,

We, the undersigned, founders and a shareholders of China TransInfo Technology Group Co. Ltd. ("Group"), hereby entrust [  ] with full authority on [  ], if any of us is unable to perform his obligations under the Equity Transfer Agreement entered into by and among Group (or its designated person) and us on __________, [   ] in the event of hisdeath, emigration, illness, incapacity or any other reason, to act on his behalf to perform the obligations under the above agreement and all matters related to transfer of equity interest.

The above actions shall include but not be limited to the execution of all necessary documents (including resolutions of shareholders' meetings) and completion of all necessary formalities (including filings with the government and alteration of the registration of shareholders of the Company) required for our performance of the obligations under the above Equity Transfer Agreement in accordance with laws of China.

Signed by:	Signed by:	Signed by:	Signed by:

Name: Shudong Xia Date:	Name: Zhiping Zhang Date:	Name: Zhibin Lai Date:	Name: Wei Gao Date:

20

Annex 3
Form of waiver of right of first refusal

Waiver of Right of First Refusal

To: [	]

Dear Sirs,

I refer to the proposed transfer of your entire interest in the registered capital of China TransInfo Technology Group Co., Ltd. to [    ] ("Transferee").

I hereby waive any pre-emptive right I may have under PRC laws or otherwise to acquire the equity interest you propose to transfer to the Transferee and consent to the proposed transfer of the equity interest to the Transferee.

Yours faithfully

21

APPENDIX J

Power of Attorney

I, Shudong Xia, a citizen of the People’s Republic of China (the “PRC”), ID card No. 422125721020561, hereby irrevocably grant a power of attorney in favor of Oriental Intra-Asia Entertainment (China) Limited to exercise powers and rights during the term of this Power of Attorney in connection with the followings:

 Oriental Intra-Asia Entertainment (China) Limited is authorized to have full power to excise on my behalf all voting rights as a shareholder at the shareholders’ meetings of China TransInfo Technology Group Co., Ltd. (the “Company”) that having been given to me by law and by the Articles of Association of the Company, including but not limited to, the voting rights regarding the sale or transfer of all or part of the equity of the Company held by myself and acting as my authorized representative at the shareholders’ meeting of the Company to designate and appoint the directors of the Company.

Unless otherwise the Operating Agreement jointly executed by the Company, Zhiping Zhang, Zhibin Lai, Wei Gao, myself and Oriental Intra-Asia Entertainment (China) Limited is earlier terminated for any reasons, the term of this Power of Attorney is ten (10) years commencing from the execution date of this Power of Attorney.  This Power of Attorney is executed in English.

Shudong Xia

, 2009

APPENDIX K

Power of Attorney

I, Zhiping Zhang, a citizen of the People’s Republic of China (the “PRC”), ID card No. 11010819690428187X, hereby irrevocably grant a power of attorney in favor of Oriental Intra-Asia Entertainment (China) Limited to exercise powers and rights during the term of this Power of Attorney in connection with the followings:

 Oriental Intra-Asia Entertainment (China) Limited is authorized to have full power to excise on my behalf all voting rights as a shareholder at the shareholders’ meetings of China TransInfo Technology Group Co., Ltd. (the “Company”) that having been given to me by law and by the Articles of Association of the Company, including but not limited to, the voting rights regarding the sale or transfer of all or part of the equity of the Company held by myself and acting as my authorized representative at the shareholders’ meeting of the Company to designate and appoint the directors of the Company.

Unless otherwise the Operating Agreement jointly executed by the Company, Shudong Xia, Zhibin Lai, Wei Gao, myself and Oriental Intra-Asia Entertainment (China) Limited is earlier terminated for any reasons, the term of this Power of Attorney is ten (10) years commencing from the execution date of this Power of Attorney.  This Power of Attorney is executed in English.

                                                         ____________________

                                        Zhiping Zhang

                                                        _______________, 2009

APPENDIX L

Power of Attorney

I, Zhibin Lai, a citizen of the People’s Republic of China (the “PRC”), ID card No. 35262719731111001X, hereby irrevocably grant a power of attorney in favor of Oriental Intra-Asia Entertainment (China) Limited to exercise powers and rights during the term of this Power of Attorney in connection with the followings:

Oriental Intra-Asia Entertainment (China) Limited is authorized to have full power to excise on my behalf all voting rights as a shareholder at the shareholders’ meetings of China TransInfo Technology Group Co., Ltd. (the “Company”) that having been given to me by law and by the Articles of Association of the Company, including but not limited to, the voting rights regarding the sale or transfer of all or part of the equity of the Company held by myself and acting as my authorized representative at the shareholders’ meeting of the Company to designate and appoint the directors of the Company.

Unless otherwise the Operating Agreement jointly executed by the Company, Shudong Xia, Zhiping Zhang, Wei Gao, myself and Oriental Intra-Asia Entertainment (China) Limited is earlier terminated for any reasons, the term of this Power of Attorney is ten (10) years commencing from the execution date of this Power of Attorney.  This Power of Attorney is executed in English.

Zhibin Lai

____________, 2009

APPENDIX M

Power of Attorney

I, Wei Gao, a citizen of the People’s Republic of China (the “PRC”), ID card No. 110108197910135427, hereby irrevocably grant a power of attorney in favor of Oriental Intra-Asia Entertainment (China) Limited to exercise powers and rights during the term of this Power of Attorney in connection with the followings:

 Oriental Intra-Asia Entertainment (China) Limited is authorized to have full power to excise on my behalf all voting rights as a shareholder at the shareholders’ meetings of China TransInfo Technology Group Co., Ltd. (the “Company”) that having been given to me by law and by the Articles of Association of the Company, including but not limited to, the voting rights regarding the sale or transfer of all or part of the equity of the Company held by myself and acting as my authorized representative at the shareholders’ meeting of the Company to designate and appoint the directors of the Company.

Unless otherwise the Operating Agreement jointly executed by the Company, Shudong Xia, Zhiping Zhang, Zhibin Lai, myself and Oriental Intra-Asia Entertainment (China) Limited is earlier terminated for any reasons, the term of this Power of Attorney is ten (10) years commencing from the execution date of this Power of Attorney.  This Power of Attorney is executed in English.

                                                         ____________________

                                      Wei Gao

                                                             _____________, 2009

APPENDIX N

OPERATING AGREEMENT

by and among

ORIENTAL INTRA-ASIA ENTERTAINMENT (CHINA) LIMITED,

CHINA TRANSINFO TECHNOLOGY GROUP CO., LTD.,

BEIJING PKU CHINAFRONT HIGH TECHNOLOGY CO., LTD.,

BEIJING TIAN HAO DING XIN SCIENCE AND TECHNOLOGY CO., LTD.,

BEIJING ZHANGCHENG CULTURE AND MEDIA CO., LTD.

BEJING ZHANGCHENG SCIENCE AND TECHNOLOGY CO., LTD.,

CHINA TRANWISEWAY INFORMATION TECHNOLOGY CO., LTD.,

SHANGHAI YOOTU INFORMATION TECHNOLOGY CO., LTD.,

XINJIANG ZHANGCHENG SCIENCE AND TECHNOLOGY CO., LTD.,

DALIAN DAJIAN ZHITONG INFORMATION SERVICE CO., LTD.

and

THE SHAREHOLDERS OF
CHINA TRANSINFO TECHNOLOGY GROUP CO., LTD.
NAMED HEREIN

OPERATING AGREEMENT

This Operating Agreement (the “Agreement”) is entered into on _____________, 2009 by and among Oriental Intra-Asia Entertainment (China) Limited (“Oriental”), China TransInfo Technology Group Co., Ltd. (“Group Company”), Beijing PKU Chinafront High Technology Co., Ltd. (“PKU”), Beijing Tian Hao Ding Xin Science and Technology Co., Ltd. (“Bejing Tian Hao”), Beijing Zhangcheng Culture and Media Co., Ltd. (“Zhangcheng Culture”), Bejing Zhangcheng Science and Technology Co., Ltd. (“Zhangcheng Science”), China TranWiseway Information Technology Co., Ltd. (“Chian TranWiseway”) Xinjiang Zhangcheng Science and Technology Co., Ltd. (“Xinjiang Zhangcheng”), Dalian Dajian Zhitong Information Service Co., Ltd. (“Dalian Dajian”) and Shanghai Yootu Information Technology Co., Ltd. (“Shanghai Yootu” and together with Group Company, PKU, Beijing Tian Hao, Zhangcheng Culture, Zhangcheng Science, China TranWiseway, Xinjiang Zhangcheng and Dalian Dajian, the “VIE Entities”) and the shareholders of Group Company identified blow (the “Shareholders”).  Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively, as the “Parties.”

WHEREAS:

1.	Oriental is a wholly foreign-owned enterprise organized in the People’s Republic of China (the “PRC”);

2.
Each of the VIE Entities is a limited liability company and duly organized and validly existing under the laws of PRC and is approved by the competent governmental authorities to carry on the business of traffic information services;

3.	Oriental has established a business relationship with the VIE Entities by entering into the Exclusive Technical Consulting and Services Agreement (the “TSA”);

4.
Pursuant to the TSA by and among Oriental and the VIE Entities, the VIE Entities shall make certain payments to Oriental in consideration of the services provided by Oriental thereunder.  However, the relevant payables have not been paid yet and the daily operation of the VIE Entities will have a material impact on their capacity to pay the payables to Oriental.

5.	Shudong Xia is a shareholder of the Group Company who owns 70.68% equity in the Group Company.

6.	Zhiping Zhang is a shareholder of the Group Company who owns 8.83% equity in the Group Company.

7.	Zhibin Lai is a shareholder of the Group Company who owns 8.83% equity in the Group Company.

8.	Wei Gao is a designee of SAIF Partners III L.P., which owns 11.66% equity in the Group Company.

9.	The Parties agree to further clarify matters relating to the operation of the VIE Entities pursuant to provisions herein.

NOW, THEREFORE, through mutual negotiations, the Parties hereto agree as follows:

1

1.           In order to ensure the VIE Entities’ normal operation, Oriental agrees, subject to the VIE Entities’ satisfaction of the relevant provisions herein, to act as the guarantor for the VIE Entities in the contracts, agreements or transactions in association with the VIE Entities’ operation between the VIE Entities and any other third parties and to provide full guarantee for the VIE Entities in performing such contracts, agreements or transactions subject to the applicable laws.  In consideration for such guaranty, each of the VIE Entities agrees to pledge the receivables of its operation and mortgage all of its assets which have not been mortgaged to any third parties at the execution date of this Agreement to Oriental.  Notwithstanding the foregoing, no guaranteed obligation of Oriental shall arise unless and until Oriental assumes such obligation in writing.  Pursuant to the above guarantee arrangement, Oriental, as the guarantor for the VIE Entities and upon request of the VIE Entities’ counter parties, shall enter into written guarantee contracts with such parties that are reasonably acceptable to Oriental and that do not violate any applicable laws or material contracts that Oriental is subject to.

2.           Subject to the requirement herein set forth in Article 1, in order to ensure the performance of the various operational agreements between Oriental and the VIE Entities and to ensure the payment of various payables by the VIE Entities to Oriental, the VIE Entities together with the Shareholders hereby jointly agree that the VIE Entities shall not conduct any transaction which may materially affect their assets, obligations, rights or their business operation without obtaining a prior written consent from Oriental or Oriental’s affiliates, including without limitation the following:

2.1	To borrow money from any third parties or assume any debt;

2.2	To assign to any third parties the rights and obligation under the Agreement;

2.3	To create or undertake any mortgage, pledge or any other type of encumbrance on any of the VIE Entities’ existing properties or properties acquired in the future;

2.4	To acquire assets of any third party on behalf of the VIE Entities, or to execute any agreement, arrangement, commitment or memorandum for the same;

2.5	To sell, lease or otherwise dispose of any assets of the VIE Entities, or to execute any agreement, arrangement, commitment or memorandum for the same;

2.6	To borrow or lend money to any third party on behalf of the VIE Entities, or to execute any agreement, arrangement, commitment or memorandum for the same;

2.7
To assume any obligation, give a guarantee or endorsement for any third party on behalf of the VIE Entities or assume responsibility in whatever form for any third party’s obligation on behalf of the VIE Entities, or to execute any agreement, arrangement, commitment or memorandum for the same;

2.8	To approve the annual budget and annual business plan of the VIE Entities and any material deviations thereof;

2.9	To make any capital expenditure by the VIE Entities other than in the ordinary course of its business;

2.10
To take any action (including but not limited to voting at shareholders’ meetings and signing resolutions at shareholders’ meetings) that, according to the effective articles of association of the Group Company, requires a unanimous consent of all shareholders or directors;

2

2.11
When exercising his right in his capacity as a shareholder (including but not limited to the exercise of his voting rights) of the Group Company, to adopt any resolution or otherwise take any shareholder action that contradicts or jeopardises the rights and interests of Oriental or its affiliates; and

2.12	To take any action which violates the terms of this Agreement and any of other agreements entered into by the VIE Entities.

3.           Each of the Shareholders hereby undertakes:

3.1
To approve in his/her capacity as a shareholder, upon receiving instruction from Oriental, the entering into by the Group Company of the TSA with Oriental, its affiliate or any other entity designed by Oriental;

3.2
To provide to Oriental the monthly consolidated financial statements of the Group Company within five (5) days after the end of each month as well as any other documentation and information on the VIE Entities’ business operations and financial condition, to the extent that he is entitled to receive the same in his capacity as a shareholder of the Group Company as requested by Oriental from time to time (excluding information provided by the Group Company);

3.3
That if, according to the law of China, his equity interest in the Group Company is deemed to be common property, he should obtain a written statement from his spouse indicating that it is not common property between himself and his spouse but his own personal property;

3.4
At any time to defend claims and assertion regarding his equity interest in the Group Company and the creditor’s rights of any third party who claims interest in the same, provided that the Group Company shall not be obligated to defend any such claim or assertion unless it is at Oriental’s cost;

3.5	To cooperate with Oriental at its request by consenting to or adopting in his capacity as a shareholder pursuant to Oriental’s instructions or requests relating to the operation of the Group Company;

3.6	To strictly keep confidential the existence of this Agreement and its provisions, any correspondence, resolutions, attached agreements and other documents in connection with this Agreement;

3.7
To immediately notify Oriental of the occurrence or possible occurrence of any litigation, arbitration or administrative proceeding relating to the Group Company’s assets, business and revenue of which he may become aware;

3.8	At Oriental’s written request, approve in his capacity as a shareholder any action of the Group Company that is not in violation of any applicable laws.

4.           In order to ensure the performance of the various agreements between Oriental and the VIE Entities and to ensure the payment of the various payables by the VIE Entities to Oriental, the VIE Entities together with the Shareholders hereby jointly agree to accept the provision of the corporate policies and guidance by Oriental at any time in respect of the appointment and dismissal of the VIE Entities’ employees, the VIE Entities’ daily operation and administration as well as financial administrative systems.

3

5.           The VIE Entities together with the Shareholders hereby jointly agree that the VIE Entities and the Shareholders shall appoint personnel recommended by Oriental as the directors of each of the VIE Entities.  Each of the Shareholders shall, to the extent applicable PRC law requires a shareholder to vote, vote his shares of the Group Company to cause the board of directors of the Group Company to appoint persons nominated by Oriental to hold the positions as directors and senior management of the Group Company.  Each of the VIE Entities shall engage Oriental’s senior managers recommended by Oriental as General Manager, Chief Financial Officer, and other senior managers of each of the VIE Entities.  If any of the above officers leaves or is fired by Oriental, he or she will lose the qualification to undertake any positions in any of the VIE Entities.  The VIE Entities and the Shareholders shall appoint other senior managers of Oriental recommended by Oriental to undertake such position.

To ensure performance of such arrangement, Oriental and the VIE Entities agree to cause such directors or senior managers to enter into director or senior manager employment agreements with the VIE Entities in compliance with the above arrangement.

The Shareholders hereby agree to sign a power of attorney upon execution of this Agreement, by which the Shareholders will authorize the individual employed by Oriental to exercise all of their respective voting rights as a shareholder at the Group Company’s shareholder meetings according to laws and the Articles of Association of the Group Company.

6.           The VIE Entities together with the Shareholders, hereby jointly agree and confirm that, except as set forth in Article 1 herein, the VIE Entities shall seek a guarantee from Oriental first if the VIE Entities need any guarantee for their performance of any contract or loan of working capital in the course of operation.  In this case, Oriental shall have the right but not the obligation to provide appropriate guarantee to the VIE Entities at its own discretion.  If Oriental decides not to provide such guarantee, Oriental shall issue a written notice to the VIE Entities immediately and the VIE Entities shall seek a guarantee from other third parties.

7.           In the event that any of the agreements between Oriental and the VIE Entities terminates or expires, Oriental shall have the right but not the obligation to terminate all agreements between Oriental and the VIE Entities, including without limitation to the TSA.

8.           All notices and communications between the Parties shall be written in Chinese and sent by fax (to be confirmed by transmission reports), delivery by hand (including courier services) or registered mail to the appropriate addresses set forth below:

If to Oriental, to:

Oriental Intra-Asia Entertainment (China) Limited
Address: Room 1009, Tower C2, Oriental Plaza, No. 1 Dongchangan Avenue, Dongcheng District, Beijing China
Tel: 010-82671299
Fax: 010-62637657

If to the VIE Entities, to:

China TransInfo Technology Group Co., Ltd.

4

Address: Room 1601 E-wing Center, No. 113 Zhichun Road, Haidian District, Beijing, China.
Telephone: 010-82628925
Fax: 010-62637657

If to Shudong Xia, to:

Shudong Xia
Address: Room 7-3-802 Xingbiaojiayuan , Wanliu,Haidian District, Beijing,China
Telephone: 010-82671299
Fax: 010-62637657

If to Zhiping Zhang, to:

Zhiping Zhang
Address: Haidian Rencaizhongxin, , Jia 17, Haidian Street,Haidian District, Beijing
Telephone: 010-82628925
Fax: 010-62637657

If to Zhibin Lai, to:

Zhibin Lai
Address: Huanxi, Peking University,No.5 Yiheyuan Road, Haidian District, Beijing
Telephone: 010-82671299
Fax: 010-62637657

If to Wei Gao, to:

Wei Gao
Address: Room 307, Unit 3, Building A7, Courtyard #11, Fucheng Road, Haidian District, Beijing, China
Telephone: 010-65630322
Fax： 010-65630251

A notice or a correspondence shall be deemed to be received in accordance with the following:

8.1
If sent by fax and confirmed by the transmission report, at the time of the date indicated on the transmission report, unless the fax is transmitted after 5pm of the day, or if the day is not a business day in the place where the recipient is domiciled, on the date immediately after such day;

8.2
If delivered by hand (including courier services), at the time of the date of which the recipient receives and accepts the notice or correspondence or another person at the address of the recipient receives and accepts the notice or correspondence; or

5

8.3	If delivered by registered mail, at the time of the third day after the date on the receipt issued by the relevant post office.

9.           The provisions of this Agreement may only be waived, amended or altered by a written instrument signed by all the Parties (such written instrument shall be an appendix of this Agreement).

10.           The failure or delay of exercise of any right under this Agreement by either Party shall not be deemed to be a waiver of such right.

11.           The invalidity of any provision in this Agreement shall not affect the validity of other provisions which are not related to such provision.

12.           If this Agreement is terminated for any reason, the confidentiality obligations of the Parties shall remain valid and binding.

13.           The Parties shall bear their own stamp taxes and other government charges, taxes and fees and reasonable additional expenditure (including reasonable legal fees) incurred due to the loan conversion, various equity transfers carried out according to this Agreement, and preparation of this Agreement.

14.           This Agreement shall be binding on the Parties, their successors and assigns (if any). In the event the VIE Entities adopt the power of attorney, the successors shall include the persons specified in Article 4 above.

15.           Without Oriental's prior written consent, the VIE Entities shall not assign or otherwise transfer their rights and obligations under this Agreement. Subject to compliance with the laws of China, Oriental may assign this Agreement to any affiliate or any other designated entity without the prior consent of the VIE Entities.

16.           The execution, validity, interpretation and performance of this Agreement and the resolution of disputes thereunder shall be governed by the laws of China.

17.           Arbitration

17.1
Any dispute or difference of any kind whatsoever arising out of or in connection with this Agreement, including any question in connection with the existence, construction, interpretation, validity, termination or implementation of this Agreement, shall be submitted to the China International Economic and Trade Arbitration Commission ("CIETAC"), for arbitration in Beijing, which shall be conducted in accordance with the then effective CIETAC's rules.

17.2
The arbitration tribunal shall comprise of three (3) arbitrators. Each of Oriental and the Group Company shall be entitled to appoint one (1) arbitrator and the arbitrators so appointed shall appoint a third (3rd) arbitrator who shall preside as Chairman.

17.3	The language to be used in any arbitral proceedings shall be English.

17.4	The costs of arbitration shall be borne by the losing Party, unless otherwise determined by the arbitration award.

6

17.5
The Parties further acknowledge that monetary damages alone shall not adequately compensate Oriental for the breach of the VIE Entities’ undertakings in this Agreement and, therefore, agree that if a breach or threatened breach of any such undertaking occurs, Oriental shall be entitled to apply or petition for, and the VIE Entities shall not resist, object or challenge, injunctive relief compelling specific performance of such undertakings or immediate cessation of such actions in order to be in compliance with the terms of this Agreement in any competent court of the PRC.

18.           This Agreement and its appendixes shall constitute the entire agreement among the Parties and supersede all previous discussions, consultations and agreements with respect to the subject herein.  The appendixes of this Agreement shall be an integral part of this Agreement and shall be equally valid and binding. In the event of inconsistency between this Agreement and its appendix, this Agreement shall prevail.

19.           This Agreement is written in both English and Chinese.

[Signature Page Follows]

7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their representatives hereunto duly authorized as of the date first set forth above written.

Oriental Intra-Asia Entertainment (China) Limited

By:
Authorized Representative: Shudong Xia
Name:
Position:

China TransInfo Technology Group Co., Ltd.

By:
Authorized Representative: Shudong Xia
Name:
Position:

Beijing PKU Chinafront High Technology Co., Ltd.,

By:
Authorized Representative: Shudong Xia
Name:
Position:

Beijing Tian Hao Ding Xin Science and Technology Co., Ltd.,

By:
Authorized Representative: Shudong Xia
Name:
Position:

Beijing Zhangcheng Culture and Media Co., Ltd.

By:
Authorized Representative: Shudong Xia
Name:
Position:

Bejing Zhangcheng Science and Technology Co., Ltd.,

By:
Authorized Representative: Shudong Xia
Name:
Position:

China TranWiseway Information Technology Co., Ltd.,

By:
Authorized Representative: Shudong Xia
Name:
Position:

Shanghai Yootu Information Technology Co., Ltd.

By:
Authorized Representative: Shudong Xia
Name:
Position:

Xinjiang Zhangcheng Science and Technology Co., Ltd.

By:
Authorized Representative: Shudong Xia
Name:
Position:

Dalian Dajian Zhitong Information Service Co., Ltd.

By:
Authorized Representative: Shudong Xia
Name:
Position:

Shareholders:

Shudong Xia

Zhiping Zhang

Zhibin Lai

Wei Gao

EXHIBIT A

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED
DECEMBER 31, 2007 AND 2006

CHINA TRANSINFO TECHNOLOGY CORP.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
China TransInfo Technology Corp.

Gentlemen:

We have audited the accompanying consolidated balance sheet of China TransInfo Technology Corp. and subsidiaries (the “Company”) as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2007 and December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of China TransInfo Technology Corp. and subsidiaries as of December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for the years ended December 31, 2007 and December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

Simon & Edward, LLP

City of Industry, California
February 10, 2008

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
CONSOLIDATED BALANCE SHEET

	December 31,
	2007	2006

ASSETS
Current Assets:
Cash and cash equivalents	$6,842,238	$1,321,164
Restricted cash	243,852	128,200
Accounts receivable	4,246,805	2,756,541
Cost and estimated earnings in excess of billings on uncompleted contracts	2,659,969	624,589
Prepayments	2,328,289	1,116,580
Other receivable	812,268	125,556
Deferred tax assets	250,668	461,982
Other current assets	226,061	85,019
Total current assets	17,610,150	6,619,631

Prepayment on investment	260,490	243,580

Property and equipment, net	3,574,722	238,545

Deferred tax assets	-	211,145

Deposits	-	11,701

Loans to others	-	269,989

Total assets	$21,445,362	$7,594,591

The accompanying notes are an integral part of the financial statements.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
CONSOLIDATED BALANCE SHEET

	December 31,
	2007	2006

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$446,143	$162,503
Notes payable	-	641,000
Billings in excess of costs and estimated earnings on uncompleted contracts	258,265	335,286
Accrued expenses	389,432	357,598
Total current liabilities	1,093,840	1,496,387

Minority Interest	655,876	4,768

Stockholders' equity :

Preferred stock, par value $0.001 per share, 10,000,000 shares authorized and 0 shares issued and outstanding	-	-
Common stock, par value $0.001 per share, 150,000,000 shares authorized , 19,601,107 shares issued and outstanding	19,601	-
Additional paid-in capital	10,905,114	2,416,000
Retained earnings	7,883,747	3,462,666
Accumulated other comprehensive gain - translation adjustments	887,184	214,770

Total stockholders' equity	19,695,646	6,093,436

Total liabilities and stockholders' equity	$21,445,362	$7,594,591

The accompanying notes are an integral part of the financial statements.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
CONSOLIDATED STATEMENTS OF
OPERATIONS AND COMPREHENSIVE INCOME

	2007	2006

Revenues	$11,864,629	$7,177,023

Cost of revenues	5,612,372	3,220,259

Gross profit	6,252,257	3,956,764

Expenses:
Selling, general, and administrative expenses	1,401,169	846,711

Income from operations	4,851,088	3,110,053

Other income (expense):
Interest income	60,289	1,728
Interest expense	(13,968)	(35,278)
Subsidy income	146,058	53,431
Decrease in fair value of warrant liability	64,359	-
Minority interest	(396,585)	(4,670)
Other income - net	160,446	(18,655)
Total other income (expense)	20,599	(3,444)

Net income before income taxes	4,871,687	3,106,609

Income tax expense	450,606	119,719

Net income	$4,421,081	$2,986,890

Weighted average shares of outstanding - basic	15,520,661	8,597,140
Weighted average shares of outstanding - diluted	15,698,439	8,597,140
Income per share -
basic	$0.28	$0.35
diluted	$0.28	$0.35

Comprehensive income
Net income	$4,421,081	$2,986,890
Translation adjustments	672,414	162,286
Comprehensive income	$5,093,495	$3,149,176

The accompanying notes are an integral part of the financial statements.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
CONSOLIDATED STATEMENTS OF CHANGES
IN STOCKHOLDERS’ EQUITY

					Accumulated
			Additional		Other	Total
	Common Stock		Paid-In	Retained	Comprehensive	Stockholders'
	Shares	Amount	Capital	Earnings	Gain	Equity

Balance, January 1, 2006	-	$-	$2,416,000	$475,776	$52,484	$2,944,260

Translation adjustments					162,286	162,286

Net income for the year				2,986,890		2,986,890

Balance, January 1, 2007	-	-	2,416,000	3,462,666	214,770	6,093,436

Conversion of convertible notes	12,769	13	26,802			26,815

Issuance of common shares for warrant converted cashlessly	239,023	239	(239)			-

Issuance of common shares to former directors	40,000	40	(40)			-

Cancelled 2,043,783 shares of common stock	(2,043,784)	(2,044)	2,044			-

Recapitalization on reverse acquisition	19,561,432	19,561	6,295,707			6,315,268

Issuance of common shares	1,777,778	1,778	3,198,222			3,200,000

Issuance of common shares for services in connection with reverse merger	13,889	14	(14)			-

Issuance of warrant for services in connection with reverse merger			(1,104,166)			(1,104,166)

Paid Transaction Cost debit to APIC			(1,492,361)			(1,492,361)

Effect of subsidiary equity transactions			323,247			323,247

Warrants issued for services valued at $5.0 per share			200,105			200,105

Reclassification of warrant liability			1,039,807			1,039,807

Net income for the year				4,421,081		4,421,081

Translation adjustments					672,414	672,414

Balance, December 31, 2007	19,601,107	$19,601	$10,905,114	$7,883,747	$887,184	$19,695,646

The accompanying notes are an integral part of the financial statements.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
CONSOLIDATED STATEMENTS OF CASH FLOWS

	2007	2006
Cash flows from operating activities:
Net income	$4,421,081	$2,986,890
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	41,915	33,055
Minority interest	396,585	4,670
Warrants issued for service	200,105
Change in fair value of warrant liability	(64,359)	-
Changes in operating assets:
Deferred income tax expense (benefit)	450,606	119,719
(Increase) Decrease in restricted cash	(102,524)	(125,570)
Increase in accounts receivable	(1,247,452)	(987,761)
Increase in prepayment	(1,089,273)	(658,985)
Increase in other receivable	(577,078)	10,974
Increase in cost and estimated earnings in excess of billings on uncompleted contracts	(1,913,123)	(151,233)
Increase in other current assets	(129,788)	(17,454)
Increase (Decrease) in accounts payable	261,572	(79,746)
Increase (Decrease) in billings in excess of costs and estimated earnings on uncompleted contracts	(96,324)	(31,507)
Decrease in accrued expenses	(466,400)	98,900
Net cash provided by (used in) operating activities	85,543	1,201,952

Cash flows from investing activities:
Cash acquired from reverse acquisition	9,199,660	-
(Increase) Decrease in loan to others	277,297	9,292
Payment of cash to the shareholders of the accounting acquirer	(2,000,000)	-
(Increase) Decreae in other assets - deposits	12,018	(2,472)
Purchases of property and equipment	(3,236,664)	(191,868)
Net cash provided by (used in) investing activities	4,252,311	(185,048)

Cash flows from financing activities:
Proceeds from (payments of) short-term borrowings	(658,350)	125,570
Merger costs to be charged directly to equity	(1,492,361)	-
Proceeds from issuing shares	3,200,000	-
Net cash provided by financing activities	1,049,289	125,570

Effect of foreign currency exchange translation	133,931	28,999

Net increase (decrease) in cash	5,521,074	1,171,473

Cash - beginning	1,321,164	149,691
Cash - ending	$6,842,238	$1,321,164

Supplemental disclosures:
Interest paid	$13,986	$35,278
Income taxes paid	$-	$-

The accompanying notes are an integral part of the financial statements.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

1.	GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Business—China TransInfo Technology Corp. (the “Company”) was originally incorporated in Nevada on August 3, 1998, under the name R & R Ranching, Inc. to breed bison. In about March 2003, R & R Ranching Inc. sold its bison to Blue Sky Bison Ranch, Ltd.

The Company has experienced several corporate name changes: GloTech Industries, Inc. in March 2003, Intra-Asia Entertainment Corporation in December 2003, China TransInfo Technology Corp. in August 2007.

On May 14, 2007, the Company entered into a share exchange agreement with Cabowise International Ltd. (“Cabowise”), a British Virgin Islands company, the stockholders of Cabowise, Weicheng International Inc. and Foster Growth Ltd. Pursuant to the share exchange agreement, the Company, among other things, agreed to issue to the stockholders of Cabowise an aggregate of 10,841,491 shares of its common stock in exchange for all of the issued and outstanding capital stock of Cabowise. In addition, Cabowise agreed to assign its option to purchase a majority equity interest in Beijing PKU Chinafront High Technology Co., Ltd (“PKU”) to the Company’s indirect Chinese subsidiary Oriental Intra-Asia Entertainment (China) Limited (“Oriental Intra-Asia”).

Cabowise does not have any subsidiaries nor is it engaged in any business. Cabowise’s sole asset was its option to purchase an eighty-five percent (85%) interest in PKU (the “PKU Option”). Pursuant to the share exchange agreement, Cabowise agreed to assign the PKU Option to Oriental Intra-Asia. On May 14, 2007, Cabowise, the Company and Oriental Intra-Asia entered into an assignment and assumption agreement whereby Cabowise assigned the PKU Option to Oriental Intra-Asia. On May 14, 2007, Oriental Intra-Asia exercised the PKU Option, and Oriental Intra-Asia became the owner of an eighty-five percent (85%) equity interest in PKU.

We had an obligation to increase the ownership interest in PKU held by our subsidiary, Oriental Intra-Asia, from 85% to 95% pursuant to a securities purchase agreement that we entered into with certain investors in the private placement transaction that was consummated on May 14, 2007. On July 6, 2007, to satisfy this contractual obligation, we authorized Beijing Tiandi Zuobiao Technology Co., Ltd., or Beijing Tiandi, to act as our administrative agent and nominee to effectuate the required registered capital increase on our behalf and to make necessary governmental filings for and obtain permits and licenses in connection with the increased capital contribution. Our subsidiary, Oriental Intra-Asia, entered into an entrust agreement, or the Entrust Agreement, with Beijing Tiandi and PKU to govern the agent/nominee relationship. Oriental Intra-Asia contributed RMB 40 million to the capital of PKU by making a RMB 40 million payment to Beijing Tiandi, as nominee under the Entrust Agreement, who in turn immediately contributed such capital to PKU. This payment (i) increased the contribution to PKU’s registered capital made by or on the behalf of Oriental Intra-Asia from RMB 17 million (approximately $2.3 million) to RMB 57 million (approximately $7.6 million), (ii) satisfied Oriental Intra-Asia’s contractual obligation to increase its beneficial ownership in PKU to 95% and (iii) resulted in Beijing Tiandi holding of record approximately 67% of the ownership interests of PKU.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

1.	GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Under the Entrust Agreement, Beijing Tiandi, as the trustee of Oriental Intra-Asia, holds the equity interests representing the increased registered capital contribution by Oriental Intra-Asia in its name for Oriental Intra-Asia’s benefit. Beijing Tiandi is obligated under the Entrust Agreement to follow the instructions of Oriental Intra-Asia and is prohibited from assigning or otherwise transferring its nominee interest in PKU without Oriental Intra-Asia’s written consent. Beijing Tiandi must also give notice to Oriental Intra-Asia of any stockholder vote of PKU and obtain voting instructions from Oriental Intra-Asia that govern the manner in which Beijing Tiandi must vote its nominee interest in PKU. As a result of the Entrust Agreement and related capital contribution, PKU’s registered capital was increased to RMB 60 million (approximately $8 million) and Oriental Intra-Asia became a beneficial owner of 95% equity interests in PKU. On August 20, 2007, Beijing Tiandi obtained the approval of the Beijing Administration of Industry and Commerce for PKU’s increase of registered capital and a new business license was issued to PKU.

The required approvals having been obtained and the capital contribution completed by Beijing Tiandi on Oriental Intra-Asia’s behalf, on November 8, 2007, Oriental Intra-Asia exercised its rights under the Entrust Agreement to cause Beijing Tiandi to transfer Beijing Tiandi’s 67% record ownership interests in PKU to Oriental Intra-Asia and both parties, together with PKU, verbally agreed to such transfer. Following such transfer, Oriental Intra-Asia will hold such interests directly instead of through Beijing Tiandi, as a nominee. Beijing Administration of Industry and Commerce has approved PKU’s transfer and granted a new business license to PKU on November 9, 2007.

PKU is in the business of providing Geography Information System (GIS) application services to the Chinese governments in the sectors of Transportation, Land and Resources, and Digital City. PKU offers GIS application services that cover GIS system planning, deployment, system construction, data testing, system audit and optimization, user’s manual and customer training, through self-developed GIS platform software products applicable for two-dimension and three-dimension system models. PKU was incorporated in Beijing, China on October 30, 2000.

The exchange of shares has been accounted for as a reverse acquisition under the purchase method of accounting since the shareholders of the PKU obtained control of the consolidated entity. Accordingly, the merger of the two companies has been recorded as a recapitalization of PKU, with PKU being treated as the continuing entity. The historical financial statements presented are those of PKU. The continuing company has retained December 31 as its fiscal year end.

During August 2007, the Company completed a 1-for-7.5 reverse split of all issued and outstanding shares of common stock. The capital stock accounts and all share data in this report give effect to the reverse split, applied retroactively, for all periods presented.

In August 2007, the Company acquired Qi Li’s 0.84% stock ownership in Beijing Tian Hao Ding Xin Science and Technology Co, Ltd., or Beijing Tian Hao. Consequently, Beijing Tian Hao became 100% owned by the Company.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

1.	GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Principles of Consolidation—The consolidated financial statements include the accounts of the Company, it's wholly owned subsidiaries Intra-Asia Entertainment (Asia Pacific) Limited, Intra-Asia Entertainment (China) Limited and Cabowise International Ltd., its indirectly wholly owned subsidiary Oriental Intra-Asia Entertainment (China) Limited, Beijing PKU Chinafront High Technology Co., Ltd. (“PKU”), Beijing Tian Hao Ding Xing Technology Co., Ltd.(“Beijing Tian Hao”) and Beijing Zhangcheng Science and Technology Co., Ltd. (“Beijing Zhangcheng”). All material intercompany accounts, transactions and profits have been eliminated in consolidation.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include accrued warranty costs, as well as revenue and costs recorded under the percentage-of-completion method. Actual results could differ from those estimates.

Cash Equivalents—The Company classifies all highly liquid investments purchased with a maturity of three months or less as cash equivalents.

Accounts Receivable—Accounts receivable are carried at original invoice amount less an estimate for doubtful receivables based on a review of all outstanding amounts at year end. Management determines the allowance for doubtful accounts by using historical experience applied to an aging of accounts. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.

Property and Equipment—Property and equipment are recorded at cost, less accumulated depreciation. Depreciation is provided for using straight-line methods over the estimated useful lives of the respective assets, usually five years.

Revenue Recognition—Substantially all of the Company’s revenues are on contracts recognized using the percentage-of-completion method, measured by the ratio of costs incurred to date to estimated total costs for each contract. Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as supplies and travels. General and administrative costs are charged to expense as incurred. Losses on contracts are recorded in full as they are identified.

Share-Based Payments—The Company adopted Statement of Financial Accounting Standards No 123(R), “Share-Based Payments” (“SFAS No. 123R”) effective January 1, 2006. SFAS No. 123R amends existing accounting pronouncements for share-based payment transactions in which an enterprise receives employee and certain non-employee services in exchange for (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. SFAS No.123R generally requires such transactions be accounted for using a fair-value-based method. The Company has never issued any stock options to any employees.

Income Taxes—Deferred income tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective income tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. A valuation allowance is established against deferred tax assets if it is more likely than not that all, or some portion, of such assets will not be realized.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

1.	GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Effective January 1, 2007, we adopted Financial Accounting Standard Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under FIN 48, tax positions are initially recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions are initially and subsequently measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and all relevant facts.

Impairment of Long-Lived Assets—The Company adopts SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". The Company periodically evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If the estimated future cash flows (undiscounted and without interest charges) from the use of an asset were less than the carrying value, a write-down would be recorded to reduce the related asset to its estimated fair value.

The assumptions used by management in determining the future cash flows are critical. In the event these expected cash flows are not realized, future impairment losses may be recorded. Management has determined that no impairments of long-lived assets currently exist.

Issuance of Shares by Subsidiaries—Sales of stock by a subsidiary is accounted for in accordance with Staff Accounting Bulletin Topic 5H, “Accounting for Sales of Stock by a Subsidiary.” The Company has adopted the capital transaction method to account for subsidiary stock sales. Accordingly, increases and decreases in the Company’s share of its subsidiary’s net equity resulting from subsidiary stock transactions are recorded on the Consolidated Balance Sheets and Consolidated Statements of Stockholders’ Equity as increases or decreases to Additional paid-in capital.

Concentrations of Credit Risk—Financial instruments that subject the Company to credit risk consist primarily of accounts receivable, which are concentrated in a small number of customers in the Chinese governments. The Company performs ongoing credit evaluations of its customers. To date, there has been no bad debt incurred.

Statement of Cash Flows—In accordance with SFAS No. 95, "Statement of Cash Flows", cash flows from the Company's operations are based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Translation Adjustment—The Renminbi ("RMB"), the national currency of the PRC, is the primary currency of the economic environment in which the operations of PKU are conducted. The Company uses the United States dollar ("U.S. dollars") for financial reporting purposes.

The Company translates PKU's assets and liabilities into U.S. dollars using the rate of exchange prevailing at the balance sheet date, and the statement of income is translated at average rates during the reporting period. Adjustments resulting from the translation of PKU's financial statements from RMB into U.S. dollars are recorded in stockholders' equity as part of accumulated comprehensive gain - translation adjustments. Gains or losses resulting from transactions in currencies other than RMB are reflected in income for the reporting period.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

1.	GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

As of December 31, 2007, the exchange rate between the RMB (¥) and the USD ($) was ¥1=$0.1371.The weighted-average rates of exchange between the RMB and the USD as of December 31, 2007 and 2006 were ¥1=$0.13167 and ¥1=$0.12557, respectively. Total translation adjustment recognized as of December 31, 2007 and 2006 is $887,184 and $214,770 , respectively.

Comprehensive Income—Comprehensive income includes accumulated foreign currency translation gains and losses. The Company has reported the components of comprehensive income on its statements of stockholders’ equity.

Fair Value of Financial Instruments— The carrying amounts of cash and cash equivalents, accounts receivable, deposits and accounts payable approximate their fair value because of the short maturity of those instruments.

The carrying amounts of the Company's long-term debt approximate their fair value because of the short maturity and/or interest rates which are comparable to those currently available to the Company on obligations with similar terms.

New Accounting Pronouncements

 In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements, (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. In February 2008, FASB issued Staff Position 157-2, Effective Date of FASB Statement No. 157, (FSP 157-2) which delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis. Management is still evaluating the impact, if any, that the adoption of SFAS 157 and FSP 157-2 will have on our financial position, results of operations, or cash flows.

In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115". This statement permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115 "Accounting for Certain Investments in Debt and Equity Securities" applies to all entities with available-for-sale and trading securities. SFAS No. 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007.Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, "Fair Value Measurements". The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In June 2007, the FASB ratified Emerging Issue Task Force (“EITF”) Issue No. EITF 06-11 Accounting for the Income Tax Benefits of Dividends on Share-Based Payment Awards (“EITF 06-11”). EITF 06-11 provides that tax benefits associated with dividends on share-based payment awards be recorded as a component of additional paid-in capital. EITF 06-11 is effective, on a prospective basis, for fiscal years beginning after December 15, 2007.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

1.	GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

New Accounting Pronouncements (Continued)

In June 2007, the FASB issued EITF Issue No. 07-03, Accounting for Non-Refundable Advance Payments for Goods or Services to Be Used in Future Research and Development Activities (“EITF 07-03”). EITF 07-03 provides guidance on whether non-refundable advance payments for goods that will be used or services that will be performed in future research and development activities should be accounted for as research and development costs or deferred and capitalized until the goods have been delivered or the related services have been rendered. EITF 07-03 is effective for fiscal years beginning after December 15, 2007. We do not expect our adoption of this new standard to have a material impact on our financial position and results of operations.

In December 2007, the FASB issued SFAS 141R, “Business Combinations - Revised 2007,” which replaces FASB Statement No. 141, “Business Combinations.” SFAS 141R establishes principles and requirements intending to improve the relevance, representational faithfulness, and comparability of information that a reporting entity provides in its financial reports about a business combination and its effects. This is accomplished through requiring the acquirer to recognize assets acquired and liabilities assumed arising from contractual contingencies as of the acquisition date, measured at their acquisition-date fair values. This includes contractual contingencies only if it is more likely than not that they meet the definition of an asset of a liability in FASB Concepts Statement No. 6, “Elements of Financial Statements - a replacement of FASB Concepts Statement No. 3.” This statement also requires the acquirer to recognized goodwill as of the acquisition date, measured as a residual. However, this statement improves the way in which an acquirer’s obligations to make payments conditioned on the outcome of future events are recognized and measured, which in turn improves the measure of goodwill. This statement also defines a bargain purchases as a business combination in which the total acquisition-date fair value of the consideration transferred plus any noncontrolling interest in the acquiree, and it requires the acquirer to recognize that excess in earnings as a gain attributable to the acquirer. This therefore improves the representational faithfulness and completeness of the information provided about both the acquirer’s earnings during the period in which it makes a bargain purchase and the measures of the assets acquired in the bargain purchase. The Company does not expect the adoption of this pronouncement to have a material impact on its financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Stateme0147nts - an amendment of ARB No. 51,” which establishes accounting and reporting standards to improve the relevance, comparability, and transparency of financial information in its consolidated financial statements. This is accomplished by requiring all entities, except not-for-profit organizations, that prepare consolidated financial statements to (a) clearly identify, label, and present ownership interests in subsidiaries held by parties other than the parent in the consolidated statement of financial position within equity, but separate from the parent’s equity, (b) clearly identify and present both the parent’s and the noncontrolling interest’s attributable consolidated net income on the face of the consolidated statement of income, (c) consistently account for changes in parent’s ownership interest while the parent retains it controlling financial interest in subsidiary and for all transactions that are economically similar to be accounted for similarly, (d) measure of any gain, loss or retained noncontrolling equity at fair value after a subsidiary is deconsolidated, and (e) provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. This Statement also clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 is effective for fiscal years, and interim periods on or after December 15, 2008. The management of the Company does not expect the adoption of this pronouncement to have a material impact on its financial statements.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007
2.	RESTRICTED CASH

During the fourth quarter of 2007, the Company deposited ¥1,778,640, or $243,852 in one of its banks to facilitate a fund verification letter issued by the bank to the Company’s customers. The verification letters are a contractual term requested by the customers and are valid for 3 months. This amount is recorded as Restricted Cash.

3.	COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

The costs and estimated earnings on uncompleted contracts were as follows:

December 31, 2007

Costs incurred on uncompleted contracts	$4,147,244
Estimated earnings on uncompleted contracts	7,500,636

11,647,880
Less: billings to date	9,246,176

Total	$2,401,704

The costs and estimated earnings on uncompleted contracts are included in the accompanying balance sheets under the following captions:

December 31, 2007

Costs and estimated earnings in excess of billings on uncompleted contracts	$2,659,969
Billings in excess of costs and estimated earnings on uncompleted contracts	(258,265)

Total	$2,401,704

4.	CREDIT AGREEMENT

On February 24, 2006, the Company entered into a loan agreement with a bank to borrow ¥2,000,000, or $248,000. The loan was guaranteed by a paid surety for the full amount. Interest was payable monthly at fixed rate of 5.580%. The loan expired on February 23, 2007 and was paid in full on that date in accordance with the terms of the loan agreement.

On September 15, 2006, the Company renewed a loan agreement with the same bank to borrow ¥3,000,000, or $372,000. The loan was guaranteed by a paid surety for the full amount. Interest was payable monthly at fixed rate of 6.120%. The loan was to expire on September 14, 2007, but was paid in full on July 17, 2007.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

5.	PROPERTY AND EQUIPMENT

The following is a summary of the Company’s property and equipment:

December 31,2007

Automobiles	$125,929
Machinery and equipments	422,056
Furniture and fixtures	40,939
Prepayment for building	864,285
Work-in-progress	2,279,616

3,732,825
Less: accumulated depreciation	(158,103)

Property and equipment, net	$3,574,722

On June 2, 2007, the Company entered into an agreement to purchase an office building for approximately $1,336,000. As of December 31, 2007, the Company has paid $864,285.

The Company entered an agreement with Rental Car Association of City of Urumqi for installation of a global positioning system ("GPS") control system. Per the agreement, the Company will install GPS Control Terminals on the 5,220 rental and taxi cars in the city of Urumqi in exchange for rights of interior or exterior advertisements on each taxi’s rear window, top light (LED display) and interior. According to the agreement, the Company should start to operate the system on October 1, 2007 for a period of 15 years; however, the deployment had not been completed as of December 31, 2007. As of December 31, 2007, the Company has incurred the total costs of $2,279,616 for the deployment, which were recorded as Work-in-progress.

6.	SHARE-BASED PAYMENTS

“Accounting for Derivative Financial Instruments Indexed to and Potentially Settled in, a Company’s Own Stock” (“EITF 00-19”), provides criteria for determining whether freestanding contracts that are settled in a company’s own stock, including common stock warrants, should be designated as either an equity instrument, an asset or as a liability under SFAS No. 133. Under the provisions of EITF 00-19, a contract designated as an asset or a liability must be carried at fair value on a company’s balance sheet, with any changes in fair value recorded in a company’s results of operations. It was determined that the Company's warrants qualify for accounting treatment under EITF 00-19, "Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, A Company's Own Stock". Under the terms of the warrant agreements, if the Company fails to deliver the required number of Warrant Shares, the Company will be obligated to pay cash to settle the warrant claims. As a result, the Company must assume that it could be required to settle the warrants on a net-cash basis, thereby necessitating the treatment of the potential settlement obligation as a liability. The fair values of the warrants are presented on the accompanying consolidated balance sheet as “Accrued Warrant Liability” and the changes in the values of these warrants are shown in the accompanying consolidated statement of operations as “Decrease in fair value of warrants liability.” Such gains and losses are non-operating and have no effect on cash flows from operating activities.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

6.	SHARE-BASED PAYMENTS (Continued)

Effective January 1, 2006, the Company adopted the fair value recognition provisions of SFAS No. 123R. The Company recognized the share-based compensation cost based on the grant-date fair value estimated in accordance with the new provisions of SFAS No. 123R. The Company issued warrants to Anteaus Capital, Inc., in aggregate, to purchase 277,778 shares of the Company’s common stock in connection with merger related services on May 14, 2007, with an exercise price of $1.80 per share. These warrants will expire on May 13, 2014 pursuant to the common stock purchase warrant agreement. The Company used the Black-Scholes option pricing model to determine the fair value of the stock warrants on May 14, 2007. On May 14, 2007, the fair value was as at $3.97 per share, resulting in a share-based compensation totaling $1,104,166. On November 29, 2007, the Company and Anteaus Capital, Inc. entered an amendment to the Company’s common stock purchase warrants. The amendment eliminated the clause subject to which if the Company fails to deliver the required number of Warrant Shares, the Company will be obligated to pay cash to settle the warrant claims. The 277,778 warrants issued to Antaeus Capital, Inc. have been re-valued at $1,039,807, and reclassified to Additioanl Paid-in Capital from Accrued Warrant Liability. Other income of $64,359 was recorded to account for the warrants at fair value.

The fair value for the share-based awards was estimated using the Black-Scholes option pricing model with the assumptions listed below:

	May 14, 2007	November 29, 2007

Expected volatility	203%	148%
Expected life (years)	7	6.46
Risk free interest rate	4.6%	3.72%

On November 30, 2007, the Company issued warrants to CCG Investor Relations Partners LLC, in aggregate, to purchase 50,000 shares of the Company’s common stock in connection with investor relations services, with an exercise price of $5.00 per share. These warrants will expire on November 29, 2010 pursuant to the common stock purchase warrant agreement. The fair market value of these stock warrants was $200,105 and was estimated on the date of grant using the Black-Scholes option-pricing model in accordance with SFAS No. 123R using the following weighted-average assumptions: expected dividend yield 0%; risk-free interest rate of 3.08%; volatility of 148% and an expected term of three years.

The expected volatilities are based on the historical volatility of the Company’s stock. The observations were made in a 52-week period. The expected terms of stock warrants are based on the remaining contractual life of stock warrants outstanding as these stock warrants vested immediately.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

6.	SHARE-BASED PAYMENTS (Continued)

A summary of stock warrants for the nine months ended December 31, 2007 is presented as follows:

Stock Warrants	Shares	Weighted- Average Exercise Price	Weighted-Average Remaining Contractual Term (Months)
Outstanding at January 1, 2007	436,187	$2.63	30.77
Granted	277,778	1.80	-
	50,000	5.00
Exercised or converted	(239,023)	2.63	-
Forfeited or expired	(197,164)	2.63	-
Outstanding at December 31, 2007	327,778	2.29	70.11

Exercisable at December 31, 2007	327,778	$2.29	70.11

7.	EQUITY TRANSACTIONS

In April 2007, per the request of the note holders, $21,000 of convertible promissory notes and $5,815 of accrued interest totaled $26,815 were converted into 12,769 shares of the Company’s common stock at $0.28 per share.

In April 2007, 239,023 common shares converted from warrants and issued to the warrant holders cashlessly.

Pursuant to the agreement entered into between the Company and the former directors in April 2007, the Company directly issued 40,000 common shares to the former directors as compensation. The related expense $166,230 was recorded based on the average stock price during the period from February to April 2007.

On May 14, 2007, the Company entered into a cancellation agreement with Weicheng International Inc. and Foster Growth Ltd. Pursuant to the agreement, Weicheng International Inc. agreed to the cancellation of 2,043,784 shares of the Company’s common stock owned by Weicheng International Inc.

On May 14, 2007, the Company completed the reverse acquisition transaction with Cabowise whereby the Company issued to the shareholders of Cabowise 10,841,492 shares of the Company’s common stock in exchange for all of the issued and outstanding capital stock of Cabowise. Cabowise thereby became the Company’s wholly-owned subsidiary and the former shareholders of Cabowise became the Company’s controlling stockholders. The exchange of shares was accounted for as a reverse acquisition under the purchase method of accounting since the former shareholders of PKU obtained control of the consolidated entity. Accordingly, the merger of the two companies has been recorded as a recapitalization of PKU, with PKU being treated as the continuing entity.

On May 14, 2007, the Company issued and sold 1,777,778 shares to certain accredited investors for a cash price of $1.80 per share and a total amount of $3,200,000 pursuant to a private placement completed by the Company.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

7.	EQUITY TRANSACTIONS (Continued)

On May 14, 2007, the Company issued 13,889 shares of its common stock (approximately $25,000) to Thelen Reid Brown Raysman & Steiner LLP for their legal services in connection with the share exchange and private placement transaction.

On May 14, 2007, the Company issued to the placement agent, Antaeus Capital, Inc., a seven-year warrant to purchase 277,778 shares of our common stock at an exercise price of $1.80. The Company used Black-Scholes option pricing model to determine the fair value of the stock warrants on the grant date. The fair value was at $3.98 per share resulting in a share-based compensation totaling $1,104,166.

Total transaction costs of $1,492,361, including legal, accounting and investment banking fees, etc., were charged directly to equity as a reduction from the cash consideration received for the newly-issued common stock.

Effect of subsidiary equity transactions was calculated under the provisions of the Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin Topic 5H (“SAB Topic 5H”) and relates to the issuance of securities of a non-wholly owned subsidiary. The amount of $ 323,247 represents the difference between the Company’s book value investment in PKU immediately prior to the transaction and its book value investment in PKU immediately following the transaction.

8.	INCOME TAXES

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007. As a result of the implementation of Interpretation 48, the Company recognized no increases or decreases in the total amounts of previously unrecognized tax benefits.  The Company had no unrecognized tax benefits as of January 1, 2007 or December 31, 2007. The Company did not incur any interest and penalties related to potential underpaid income tax expenses and also believed that the adoption of FIN 48 does not have a significant impact on the unrecognized tax benefits within 12 months from December 31, 2007.

The Company, through its subsidiaries, PKU, Beijing Tian Hao and Beijing Zhangcheng is governed by the Income Tax Laws of the PRC. Operations in the United States of America have incurred net accumulated operating losses of $3,300,000 as of December 31, 2007 for income tax purposes. However, a hundred percent allowance has been created on the deferred tax asset of $1,300,000 due to uncertainty of its realization.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

8.	INCOME TAXES (Continued)

The income tax expense was as follows:

	Year Ended December 31, 2007
	Domestic		Foreign
	Federal	State	China
Current	$-	$-	$-
Deferred	-	-	450,606
	$-	$-	$450,606

PKU qualifies as a “new or high-technology enterprise” located in a high-tech zone in Beijing, and is entitled to a preferential tax rate at 15% on the net income for PRC income tax purpose in 2007.

Beijing Tian Hao and Beijing Zhangcheng qualify as “new or high-technology enterprise” located in a high-tech zone in Beijing, and are entitled for tax exemptions on the net income for PRC income tax purpose in 2007.

The Company recognizes deferred tax assets and liabilities for temporary differences between the financial reporting and tax bases of its assets and liabilities. Deferred assets are reduced by a valuation allowance when deemed appropriate.

The tax effects of existing temporary differences that give rise to significant portions of deferred tax assets at December 31, 2007 were as follows:

	Foreign			Domestic
Deferred Tax Assets	In RMB	Currency Exchange Rate	In USD	In USD
Net operating loss carryforwards	¥1,828,361	0.1371	$250,668	$1,300,000
Valuation allowance	-	0.1371	-	(1,300,000)
Net deferred tax assets	¥1,828,361		$250,668	$-

As of December 31, 2007, the Company had net operating loss carryforwards for China income tax purposes of approximately ¥12,200,000, or $1,673,000, which, if used to offset future taxable income, will expire in year beginning in 2012.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

9.	INCOME PER SHARE

The Company adopted Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings per Share” (“SFAS No. 128”). Basic Earnings per Share (“EPS”) are computed by dividing net income available to common shareholders (numerator) by the weighted average number of common shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during a period. In computing diluted EPS, the average price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock warrants. Stock warrants to purchase 327,778 shares with an average exercise price $2.29 per share were outstanding as of December 31, 2007. Stock warrants to purchase 327,778 shares were included in the determination of potential common shares equivalents because the average market prices per share of the Company’s common stock for the year ended December 31, 2007 was higher than the weighted average exercise price.

10.	COMPENSATED ABSENCES

Employees earn annual vacation leave at the rate of seven (7) days per year for the first year. Upon completion of the first year of employment, employees earn one (1) additional day for each additional year. At termination, employees are paid for any accumulated annual vacation leave. As of December 31, 2007, vacation liability existed in the amount of $0.

11.	RELATED-PARTY TRANSACTIONS

Operating Leases---The Company leases its facility from a former shareholder under an operating lease agreement which expires on December 1, 2008. The base rent is approximately $8,000. Rent expense under this lease agreement amounted to approximately $96,000 for the year ended December 31, 2007.

Approximately future minimum obligations under the above operating lease at December 31, 2007 amounted $88,000.

12.	CONCENTRATION

a. Cash

The Company maintains cash in two commercial banks located in California. Up to $100,000 of the balance in each bank was insured by the U.S. Federal Deposit Insurance Corporation (FDIC). As of December 31, 2007, uninsured balances totaled $1,963,533.

b. Major Customers

During the year ended December 31, 2007, two of the Company’s customers accounted for approximately $3,030,318 of the total revenues. Those customers comprised approximately 25.54% of the total sales during the year ended December 31, 2007. Included in accounts receivable is approximately $429,000 from these customers as of December 31, 2007.

CHINA TRANSINFO TECHNOLOGY CORP. AND SUBSIDIARY
(FORMERLY INTRA-ASIA ENTERTAINMENT CORPORATION)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

13.	OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income, included in stockholders' equity, at December 31, 2007 was as follows:

	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income

Balance at January 1, 2007	$214,770	$214,770
Change for the year ended December 31, 2007	672,414	672,414

Balance at December 31, 2007	$887,184	$887,184

14.	SUPPLEMENTARY INFORMATION ABOUT CASH FLOWS

Year Ended December 31, 2007
Non-cash Transactions

Common stock	$13
Additional paid-in capital	1,077,364
Convertible notes	(21,000)
Accrued interest	(5,815)
Accrued warrant liability	(1,104,166)

15.	SUBSEQUENT EVENTS

On November 27, 2007, the Board of Directors of the Company appointed Zhihai Mao as the new Chief Financial Officer of the Company, effective January 1, 2008. From January 1, 2008, Danxia Huang, the Company's Vice President of Finance, will no longer perform the functions of the Company's Chief Financial Officer.

On January 7, 2008, the Company and Mr. Zhihai Mao, Chief Financial Officer of the Company, entered into a stock option agreement. Pursuant to the terms of the agreement, Mr. Mao was granted a non-qualified stock option on January 7, 2008 to purchase 200,000 shares of common stock of the Company at an exercise price of $6.70 per share, which was the closing price per share of the Company's common stock as reported on the OTC Bulletin Board on such date. The Option has a term of ten years and expires on January 7, 2018. The Option vests in equal installments on a quarterly basis over a three-year period beginning on January 7, 2008.

******

EXHIBIT B

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2008

TABLE OF CONTENTS

Consolidated Balance Sheets	1- 2
September 30, 2008 (Unaudited) and December 31, 2007

Unaudited Consolidated Statements of Operations and Comprehensive Income	3
Three and Nine Months Ended September 30, 2008 and 2007

Consolidated Statements of Changes in Shareholders' Equity	4
September 30, 2008 (Unaudited) and December 31, 2007

Unaudited Consolidated Statements of Cash Flows	5
Nine Months Ended September 30, 2008 and 2007

Notes to Consolidated Financial Statements	6

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
UNAUDITED CONSOLIDATED BALANCE SHEETS

	September 30, 2008	December 31, 2007
	(Unaudited)

ASSETS
Current Assets:
Cash and cash equivalents	$19,088,934	$6,842,238
Restricted cash	-	243,852
Accounts receivable	7,095,971	4,246,805
Cost and estimated earnings in excess of billings on
uncompleted contracts	8,069,621	2,659,969
Inventory	782,019	-
Prepayments	4,407,011	2,328,289
Other receivable	800,377	812,268
Deferred tax assets	216,497	250,668
Other current assets	453,771	226,061
Total current assets	40,914,201	17,610,150

Prepayment on investment	277,970	260,490

Property and equipment, net	7,948,038	3,574,722

Intangible assets, net	674,074	-
Goodwill	714,972	-
Other noncurrent assets	266,051	-

Total assets	$50,795,306	$21,445,362

The accompanying notes are an integral part of the financial statements.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
UNAUDITED CONSOLIDATED BALANCE SHEETS

	September 30, 2008	December 31, 2007
	(Unaudited)
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$3,648,075	$446,143
Notes payable	3,043,657	-
Billings in excess of costs and estimated earnings on
uncompleted contracts	379,558	258,265
Deferred revenue	22,393	-
Accrued expenses and other current liabilities	845,235	389,432
Total current liabilities	7,938,918	1,093,840

Other long-term liabilities
Guarantee deposit received	146,300	-

Total liabilities	8,085,218	1,093,840
Minority Interest	1,303,228	655,876

Stockholders' equity :
Preferred stock, par value $0.001 per share, 10,000,000 shares authorized
and 0 shares issued and outstanding	-	-
Common stock, par value $0.001 per share, 150,000,000 shares authorizated,
22,187,314 and 19,601,107 shares issued and outstanding, respectively	22,187	19,601
Additional paid-in capital	24,267,389	10,905,114
Retained earnings	14,854,349	7,883,747
Accumulated other comprehensive gain - translation adjustments	2,262,935	887,184
Total stockholders' equity	41,406,860	19,695,646

Total liabilities and stockholders' equity	$50,795,306	$21,445,362

The accompanying notes are an integral part of the financial statements.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE INCOME

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Revenues	$8,913,514	$3,757,898	$18,685,813	$7,995,464

Cost of revenues	3,979,049	1,709,771	8,258,137	4,077,979

Gross profit	4,934,465	2,048,127	10,427,676	3,917,485

Expenses:
Selling, general, and administrative expenses	1,607,712	358,359	3,085,992	796,289

Income from operations	3,326,753	1,689,768	7,341,684	3,121,196

Other income (expense):
Interest income	23,575	19,154	50,759	40,216
Interest expense	(66,066)	(1,629)	(75,983)	(13,858)
Minority interest	(386,900)	(92,623)	(601,691)	(326,590)
Decrease in fair value of warrant liability	-	402,778	-	590,277
Other income(expense) - net	310,043	43,559	305,804	222,711
Total other income (expense)	(119,348)	371,239	(321,111)	512,756

Net income before income taxes	3,207,405	2,061,007	7,020,573	3,633,952

Provision for income taxes	109,864	(4,159)	49,971	29,608

Net income	$3,097,541	$2,065,166	$6,970,602	$3,604,344

Weighted average shares of outstanding - basic	21,325,245	19,601,107	20,175,820	14,160,512
Weighted average shares of outstanding - diluted	21,522,431	19,878,885	20,393,177	14,299,401
Income (Loss) per share -
basic	$0.15	$0.11	$0.35	$0.25
diluted	$0.14	$0.10	$0.34	$0.25

Comprehensive income
Net income	$3,097,541	$2,065,166	$6,970,602	$3,604,344
Translation adjustments	47,347	28,384	1,375,751	271,032
Comprehensive income	$3,144,888	$2,093,550	$8,346,353	$3,875,376

The accompanying notes are an integral part of the financial statements.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

	Common Stock		Additional Paid-In	Retained	Accumulated Other Comprehensive	Total Stockholders'
	Shares	Amount	Capital	Earnings	Gain	Equity

Balance, January 1, 2006	$-	$-	$2,416,000.00	$475,776.00	$52,484.00	$2,944,260.00

Translation adjustments					162,286	162,286

Net income for the year				2,986,890		2,986,890

Balance, January 1, 2007	-	-	2,416,000	3,462,666	214,770	6,093,436

Conversion of convertible notes	12,769	13	26,802			26,815

Issuance of common shares for
warrant converted cashlessly	239,023	239	(239)			-

Issuance of common shares to former directors	40,000	40	(40)			-

Cancelled 2,043,783 shares of common stock	(2,043,784)	(2,044)	2,044			-

Recapitalization on reverse acquisition	19,561,432	19,561	6,295,707			6,315,268

Issuance of common shares	1,777,778	1,778	3,198,222			3,200,000

Issuance of common shares for services
in connection with reverse merger	13,889	14	(14)			-

Issuance of warrant for services
in connection with reverse merger			(1,104,166)			(1,104,166)

Paid Transaction Cost debit to APIC			(1,492,361)			(1,492,361)

Effect of subsidiary equity transactions			323,247			323,247

Warrants issued for services valued
at $5.0 per share			200,105			200,105

Reclassification of warrant liability			1,039,807			1,039,807

Net income for the year				4,421,081		4,421,081

Translation adjustments					672,414	672,414

Balance, January 1, 2008	19,601,107	19,601	10,905,114	7,883,747	887,184	19,695,646

Issuances of Common Stock	2,586,207	2,586	14,997,414			15,000,000

Paid Transaction Cost debit to APIC			(1,791,908)			(1,791,908)

Stock-based compensation			156,769			156,769

Translation adjustments					1,375,751	1,375,751

Net income for the period				6,970,602		6,970,602

Balance, September 30, 2008 (Unaudited)	$22,187,314	$22,187	$24,267,389	$14,854,349	$2,262,935	$41,406,860

The accompanying notes are an integral part of the financial statements.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30
	2008	2007

Cash flows from operating activities:
Net income	$6,970,602	$3,604,344
Adjustments to reconcile net income (loss) to
net cash provided by (used in) operating activities:
Depreciation and amortization expenses	105,261	28,625
Minority interest	601,691	326,590
Stock-based compensation	156,769	-
Revaluation of warrant liability	-	(590,277)
Changes in operating assets:
Decrease in restricted cash	255,004	-
Deferred income tax expense (benefit)	49,971	29,608
(Increase) Decrease in accounts receivable	(1,982,894)	(1,397,906)
(Increase) Decrease in prepayment	(1,785,122)	(1,309,791)
(Increase) Decrease in other receivable	247,170	(251,711)
(Increase) Decrease in cost and estimated earnings
in excess of billings on uncompleted contracts	(4,310,591)	(1,690,066)
(Increase) Decrease in inventory	(558,135)	-
(Increase) Decrease in other current assets	(211,063)	(55,299)
Increase (Decrease) in accounts payable	2,629,577	7,294
Increase (Decrease) in billings in excess of costs
and estimated earnings on uncompleted contracts	(1,066,454)	(19,594)
Increase (Decrease) in advance receipts	21,944	-
Increase (Decrease) in accrued expenses and
other current liabilities	195,684	(398,008)
Net cash provided by (used in) operating activities	1,319,414	(1,716,191)

Cash flows from investing activities

Cash flows from investing activities:
Cash acquired from reverse acquisition		9,199,660
(Increase) in loan to others	(229,392)	(1,947,070)
Payment of cash to the shareholders of the accounting acquirer	-	(2,000,000)
Decreae in other assets - deposits	(27,747)	11,924
Purchases of property and equipment	(4,029,102)	(823,692)
Purchases of intangible assets and goodwill	(1,377,044)	-
Cash acquired from susidiaries	288,690	-
Net cash used in investing activities	(5,374,595)	4,440,822

Cash flows from financing activities:
Proceeds from (payments of) short-term borrowings	2,715,713	(653,200)
Merger (Issueance) costs charged directly to equity	(1,791,908)	(1,447,361)
Proceeds from issuing shares	15,000,000	3,200,000
Net change in CTW and DLDJ minority interest	(109,457)	-
Payable for acquirring DLDJ	48,815	-
Increase in guarantee deposit received	143,370
Net cash provided by financing activities	16,006,533	1,099,439

Effect of foreign currency exchange translation	295,344	39,354

Net increase (decrease) in cash	12,246,696	3,863,424

Cash - beginning	6,842,238	1,321,164
Cash - ending	$19,088,934	$5,184,588

Supplemental disclosures:
Interest paid	$69,102	$13,858
Income taxes paid	$-	$-

The accompanying notes are an integral part of the financial statements.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

1. GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Business—China TransInfo Technology Corp. (the “Company”) was originally incorporated in Nevada on August 3, 1998, under the name R & R Ranching, Inc. to breed bison. In about March 2003, R & R Ranching Inc. sold its bison to Blue Sky Bison Ranch, Ltd.

The Company has experienced several corporate name changes: GloTech Industries, Inc. in March 2003, Intra-Asia Entertainment Corporation in December 2003, China TransInfo Technology Corp. in August 2007.

On May 14, 2007, the Company entered into a share exchange agreement with Cabowise International Ltd. (“Cabowise”), a British Virgin Islands company, the stockholders of Cabowise, Weicheng International Inc. and Foster Growth Ltd. Pursuant to the share exchange agreement, the Company, among other things, agreed to issue to the stockholders of Cabowise an aggregate of 10,841,491 shares of its common stock in exchange for all of the issued and outstanding capital stock of Cabowise. In addition, Cabowise agreed to assign its option to purchase a majority equity interest in Beijing PKU Chinafront High Technology Co., Ltd (“PKU”) to the Company’s indirect Chinese subsidiary Oriental Intra-Asia Entertainment (China) Limited (“Oriental Intra-Asia”).

Cabowise does not have any subsidiaries nor is it engaged in any business. Cabowise’s sole asset was its option to purchase an eighty-five percent (85%) interest in PKU (the “PKU Option”). Pursuant to the share exchange agreement, Cabowise agreed to assign the PKU Option to Oriental Intra-Asia. On May 14, 2007, Cabowise, the Company and Oriental Intra-Asia entered into an assignment and assumption agreement whereby Cabowise assigned the PKU Option to Oriental Intra-Asia. On May 14, 2007, Oriental Intra-Asia exercised the PKU Option, and Oriental Intra-Asia became the owner of an eighty-five percent (85%) equity interest in PKU. On November 9, 2007, PKU completed the legal registration procedure of increasing registered capital contributed by Oriental Intra-Asia and obtained the approval of the Beijing Administration of Industry and Commerce. A new business license was issued to PKU at the same time. Currently Oriental Intra-Asia has 95% ownership of PKU.

PKU is in the business of providing Geography Information System (“GIS”) application services to the Chinese government in the sectors of Transportation, Land and Resources, and Digital City. PKU offers GIS application services that cover GIS system planning, deployment, system construction, data testing, system audit and optimization, user’s manual and customer training, through self-developed GIS platform software products applicable for two-dimension and three-dimension system models. PKU was incorporated in Beijing, China on October 30, 2000.

The exchange of shares has been accounted for as a reverse acquisition under the purchase method of accounting since the shareholders of the PKU obtained control of the consolidated entity. Accordingly, the merger of the two companies has been recorded as a recapitalization of PKU, with PKU being treated as the continuing entity. The historical financial statements presented are those of PKU. The continuing company has retained December 31 as its fiscal year end.

During August 2007, the Company completed a 1-for-7.5 reverse split of all issued and outstanding shares of common stock. The capital stock accounts and all share data in this report give effect to the reverse split, applied retroactively, for all periods presented.

In August 2007, the Company acquired Qi Li’s 0.84% stock ownership in Beijing Tian Hao Ding Xin Science and Technology Co, Ltd., or Beijing Tian Hao. Consequently, Beijing Tian Hao became 100% owned by the Company.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

1. GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Principles of Consolidation—The consolidated financial statements include the accounts of the Company, it's wholly owned subsidiaries Intra-Asia Entertainment (Asia Pacific) Limited, Intra-Asia Entertainment (China) Limited and Cabowise International Ltd., its indirectly owned subsidiaries Oriental Intra-Asia Entertainment (China) Limited, Beijing PKU Chinafront High Technology Co., Ltd. (“PKU”), Beijing Tian Hao Ding Xing Technology Co., Ltd.(“Beijing Tian Hao”), Beijing Zhangcheng Science and Technology Co., Ltd. (“Beijing Zhangcheng”), Xingjiang Zhangcheng Science and Technology Co., Ltd. (“Xingjiang Zhangcheng”), Beijing Zhangcheng Culture and Media Co., Ltd. (“Zhangcheng Media”), China TranWiseway Technology Co., Ltd. (“China TranWiseway”), and Dalian Dajian Zhitong Infomration Service Ltd (“Dajian Zhitong”). All material intercompany accounts, transactions and profits have been eliminated in consolidation.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include accrued warranty costs, as well as revenue and costs recorded under the percentage-of-completion method. Actual results could differ from those estimates.

Cash Equivalents—The Company classifies all highly liquid investments purchased with a maturity of three months or less as cash equivalents.

Accounts Receivable—Accounts receivable are carried at original invoice amount less an estimate for doubtful receivables based on a review of all outstanding amounts at year end. Management determines the allowance for doubtful accounts by using historical experience applied to an aging of accounts. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received.

Property and Equipment—Property and equipment are recorded at cost, less accumulated depreciation. Depreciation is provided for using straight-line methods over the estimated useful lives of the respective assets, usually five years.

Revenue Recognition—Substantially all of the Company’s revenues are on contracts recognized using the percentage-of-completion method, measured by the ratio of costs incurred to date to estimated total costs for each contract. Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as supplies and travels. General and administrative costs are charged to expense as incurred. Losses on contracts are recorded in full as they are identified.

Share-Based Payments—The Company adopted Statement of Financial Accounting Standards No 123(R), “Share-Based Payments” (“SFAS No. 123R”) effective January 1, 2006. SFAS No. 123R amends existing accounting pronouncements for share-based payment transactions in which an enterprise receives employee and certain non-employee services in exchange for (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. SFAS No.123R generally requires such transactions be accounted for using a fair-value-based method. The Company has never issued any stock options to any employees.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

1. GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes—Deferred income tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective income tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. A valuation allowance is established against deferred tax assets if it is more likely than not that all, or some portion, of such assets will not be realized.

Effective January 1, 2007, we adopted Financial Accounting Standard Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under FIN 48, tax positions are initially recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions are initially and subsequently measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and all relevant facts.

Impairment of Long-Lived Assets—The Company adopts SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". The Company periodically evaluates long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If the estimated future cash flows (undiscounted and without interest charges) from the use of an asset were less than the carrying value, a write-down would be recorded to reduce the related asset to its estimated fair value.

The assumptions used by management in determining the future cash flows are critical. In the event these expected cash flows are not realized, future impairment losses may be recorded. Management has determined that no impairments of long-lived assets currently exist.

Goodwill and Intangible Assets—Goodwill represents the excess of cost over the fair value of net tangible and identifiable intangible assets of acquired companies. In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, the Company does not amortize goodwill; rather it tests goodwill for impairment at least on an annual basis. Testing for impairment is a two-step process as prescribed by SFAS No. 142. The first step is a test for potential impairment, while the second step measures the amount of impairment, if any. Under the guidelines of SFAS No. 142, the Company is required to perform an impairment test at least on an annual basis at any time during the fiscal year provided the test is performed at the same time every year. An impairment loss would be recognized when the assets' fair value is below their carrying value.

Issuance of Shares by Subsidiaries—Sales of stock by a subsidiary is accounted for in accordance with Staff Accounting Bulletin Topic 5H, “Accounting for Sales of Stock by a Subsidiary.” The Company has adopted the capital transaction method to account for subsidiary stock sales. Accordingly, increases and decreases in the Company’s share of its subsidiary’s net equity resulting from subsidiary stock transactions are recorded on the Consolidated Balance Sheets and Consolidated Statements of Stockholders’ Equity as increases or decreases to Additional paid-in capital.

Concentrations of Credit Risk—Financial instruments that subject the Company to credit risk consist primarily of accounts receivable, which are concentrated in a small number of customers in the Chinese governments. The Company performs ongoing credit evaluations of its customers. To date, there has been no bad debt incurred.

Statement of Cash Flows—In accordance with SFAS No. 95, "Statement of Cash Flows", cash flows from the Company's operations are based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

1. GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Translation Adjustment—The Renminbi ("RMB"), the national currency of the PRC, is the primary currency of the economic environment in which the operations of PKU and its subsidiaries are conducted. The Company uses the United States dollar ("U.S. dollars") for financial reporting purposes.

The Company translates PKU and its subsidiaries assets and liabilities into U.S. dollars using the rate of exchange prevailing at the balance sheet date, and the statement of income is translated at average rates during the reporting period. Adjustments resulting from the translation of PKU and its subsidiaries financial statements from RMB into U.S. dollars are recorded in stockholders' equity as part of accumulated comprehensive gain - translation adjustments. Gains or losses resulting from transactions in currencies other than RMB are reflected in income for the reporting period.

As of September 30, 2008 and December 31, 2007, the exchange rates between RMB(¥) and the USD was RMB¥1 = USD$0.1463 and RMB¥1 = USD$0.1371, respectively. For the nine months ended September 30, 2008 and 2007, the weighted-average rate of exchange between RMB and USD was RMB¥1 = USD$0.14337 and RMB¥1 = USD$0.13064, respectively. Total translation adjustment recognized as of September 30, 2008 and December 31, 2007 is $2,262,935 and $887,184, respectively.

Comprehensive Income—Comprehensive income includes accumulated foreign currency translation gains and losses. The Company has reported the components of comprehensive income on its statements of stockholders’ equity.

Fair Value of Financial Instruments— The carrying amounts of cash and cash equivalents, accounts receivable, deposits and accounts payable approximate their fair value because of the short maturity of those instruments.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

1. GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

New Accounting Pronouncements

 In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements, (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. In February 2008, FASB issued Staff Position 157-2, Effective Date of FASB Statement No. 157, (FSP 157-2) which delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis.

In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115". This statement permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115 "Accounting for Certain Investments in Debt and Equity Securities" applies to all entities with available-for-sale and trading securities. SFAS No. 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007.

In June 2007, the FASB ratified Emerging Issue Task Force (“EITF”) Issue No. EITF 06-11 Accounting for the Income Tax Benefits of Dividends on Share-Based Payment Awards (“EITF 06-11”). EITF 06-11 provides that tax benefits associated with dividends on share-based payment awards be recorded as a component of additional paid-in capital. EITF 06-11 is effective, on a prospective basis, for fiscal years beginning after December 15, 2007.

In June 2007, the FASB issued EITF Issue No. 07-03, Accounting for Non-Refundable Advance Payments for Goods or Services to Be Used in Future Research and Development Activities (“EITF 07-03”). EITF 07-03 provides guidance on whether non-refundable advance payments for goods that will be used or services that will be performed in future research and development activities should be accounted for as research and development costs or deferred and capitalized until the goods have been delivered or the related services have been rendered. EITF 07-03 is effective for fiscal years beginning after December 15, 2007.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” SFAS No. 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company is currently evaluating the impact of the adoption of the provisions of SFAS 161 on its consolidated financial statements.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

1. GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In December 2007, the FASB issued SFAS 141R, “Business Combinations - Revised 2007,” which replaces FASB Statement No. 141, “Business Combinations.” SFAS 141R establishes principles and requirements intending to improve the relevance, representational faithfulness, and comparability of information that a reporting entity provides in its financial reports about a business combination and its effects. This is accomplished through requiring the acquirer to recognize assets acquired and liabilities assumed arising from contractual contingencies as of the acquisition date, measured at their acquisition-date fair values. This includes contractual contingencies only if it is more likely than not that they meet the definition of an asset of a liability in FASB Concepts Statement No. 6, “Elements of Financial Statements - a replacement of FASB Concepts Statement No. 3.” This statement also requires the acquirer to recognized goodwill as of the acquisition date, measured as a residual. However, this statement improves the way in which an acquirer’s obligations to make payments conditioned on the outcome of future events are recognized and measured, which in turn improves the measure of goodwill. This statement also defines a bargain purchases as a business combination in which the total acquisition-date fair value of the consideration transferred plus any noncontrolling interest in the acquiree, and it requires the acquirer to recognize that excess in earnings as a gain attributable to the acquirer. This therefore improves the representational faithfulness and completeness of the information provided about both the acquirer’s earnings during the period in which it makes a bargain purchase and the measures of the assets acquired in the bargain purchase.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Stateme0147nts - an amendment of ARB No. 51,” which establishes accounting and reporting standards to improve the relevance, comparability, and transparency of financial information in its consolidated financial statements. This is accomplished by requiring all entities, except not-for-profit organizations, that prepare consolidated financial statements to (a) clearly identify, label, and present ownership interests in subsidiaries held by parties other than the parent in the consolidated statement of financial position within equity, but separate from the parent’s equity, (b) clearly identify and present both the parent’s and the noncontrolling interest’s attributable consolidated net income on the face of the consolidated statement of income, (c) consistently account for changes in parent’s ownership interest while the parent retains it controlling financial interest in subsidiary and for all transactions that are economically similar to be accounted for similarly, (d) measure of any gain, loss or retained noncontrolling equity at fair value after a subsidiary is deconsolidated, and (e) provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. This Statement also clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 is effective for fiscal years, and interim periods on or after December 15, 2008.

In April 2008, FASB issued FASB Staff Position (FSP) FAS 142-3, “Determination of the Useful Life of Intangible Assets,” to provide guidance for determining the useful life of recognized intangible assets and to improve consistency between the period of expected cash flows used to measure the fair value of a recognized intangible asset and the useful life of the intangible asset as determined under Statement 142. The FSP requires that an entity consider its own historical experience in renewing or extending similar arrangements. However, the entity must adjust that experience based on entity-specific factors under FASB Statement 142, Goodwill and Other Intangible Assets. FSP FAS 142-3 is effective for fiscal years and interim periods that begin after November 15, 2008.

In June 2008, FASB ratified a consensus opinion reached by the Emerging Issues Task Force (EITF) on EITF Issue 08-4, “Transition Guidance for Conforming Changes to Issue No. 98-5,” to provide transition guidance for conforming changes made to the abstract for EITF Issue 98-5, “Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios,” relating to EITF Issue 00-27, “Application of Issue No. 98-5 to Certain Convertible Instruments,” and FASB Statement 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

2. COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

The costs and estimated earnings on uncompleted contracts were as follows:

	September 30, 2008	December 31, 2007
	(UNAUDITED)
Costs incurred on uncompleted contracts	$11,393,090	$4,147,244
Estimated earnings on uncompleted contracts	15,281,542	7,500,636

	26,674,632	11,647,880
Less: billings to date	18,984,569	9,246,176

Total	$7,690,063	$2,401,704

The costs and estimated earnings on uncompleted contracts are included in the accompanying balance sheets under the following captions:

	September 30, 2008	December 31, 2007
	(UNAUDITED)
Costs and estimated earnings in excess of
Billings on uncompleted contracts	$8,069,621	$2,659,969
Billings in excess of costs and estimated
Earnings on uncompleted contracts	(379,558)	(258,265)

Total	$7,690,063	$2,401,704

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

3. PROPERTY AND EQUIPMENT

The following is a summary of the Company’s property and equipment:

	September 30, 2008	December 31, 2007
	(UNAUDITED)
Automobiles	$437,962	$125,929
Machinery and equipments	876,492	422,056
Furniture and fixtures	62,508	40,939
Leasehold improvement	31,455	-
Prepayment for building	1,068,583	864,285
Work-in-progress	5,783,983	2,279,616

	8,260,983	3,732,825
Less: accumulated depreciation	(312,945)	(158,103)

Property and equipment, net	$7,948,038	$3,574,722

On June 2, 2007, the Company entered into an agreement to purchase an office building for approximately $1,336,000. As of September 30, 2008 and December 31, 2007, the Company’s prepayments totaled $1,068,583 and $864,285, respectively.

The Company entered an agreement with Rental Car Association of City of Urumqi for installation of a global positioning system ("GPS") control system. Per the agreement, the Company will install GPS Control Terminals on the 5,220 rental and taxi cars in the city of Urumqi in exchange for rights of interior or exterior advertisements on each taxi’s rear window, top light (LED display) and interior. According to the agreement, the Company should start to operate the system on October 1, 2007 for a period of 15 years; however, the deployment had not been completed as of September 30, 2008. As of September 30, 2008 and December 31, 2007, the Company has incurred the total costs of $5,175,206 and $2,279,616, respectively, for the deployment, which were recorded as Work-in-progress. In addition, on March 31, 2008, the Company signed the "Agreement for Installation of Taxi GPS Monitoring System" with the Urumqi City Transportation Bureau (the “Transportation Bureau”), which is the higher management authority of the Rental Car Association of City of Urumqi. The agreement reconfirmed the Company’s responsibility for providing to the Transportation Bureau's Passenger Transport Office with equipment for LED-based GPS monitoring, network hardware, GPS monitoring platform, and LED-based information release platform and software in exchange for the 15 years’ taxi advertising rights. The Transportation Bureau further guarantees that the Company will be its exclusive cooperation partner for a period of 15 years. No changes related to this guaranty will be made during the 15-year period.

The Company signed a contract jointly with the Huhhot Comprehensive Traffic Information Center and the Huhhot Department of Transportation Administration on January 28, 2008 to exclusively invest in and construct the LED stripe screen advertisement broadcasting system for taxis (LSABS) in the city of Huhhot. The contract is for a period of 15 years, and the Company will provide funding for LED strip screens and taxi rooftop light alterations to construct the city’s Taxi Advertising and Information Release System. As of September 30, 2008, the Company has incurred costs totaled $608,777, which were recorded as Work-in-progress.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

4. INTANGIBLE ASSETS:

The Company’s intangible assets as of September 30, 2008 are summarized as follows:

Core technology	$505,780

Existing technology	174,097

Less: accumulated amortization	(5,803)

Total	$674,074

(1) Core Technology

In June 2008, the Company purchased software from a third party for a cash consideration of $505,780.  This software will be integrated into an Electrical Toll collection (“ETC”) non-stop toll system. The Company plans to distribute fully integrated ETC systems with both hardware and software included.  Amortization of the core technology will not start until the ETC system is completely developed, which is expected during the fourth quarter of 2008.

(2) Existing Technology

China TranWiseway, the Company’s indirect 70% owned subsidiary, internally developed the Traffic Volume Long-Distance Monitoring and Data Center Platform technology. The useful life of the technology is estimated at 10 years.

5. GOODWILL

The Company has recorded approximately ¥4,603,104, or $673,434, and ¥283,923, or $41,538 of goodwill in connection with its acquisitions (see Note 7) of equity of China TranWiseway, and Dajian Zhitong, respectively.

In accordance with the provisions of SFAS No. 142, "Goodwill and Other Intangible Assets", the Company performed the goodwill impairment tests. The results of the tests indicated that no impairment loss was probable because the implied fair value of goodwill related to the equity purchased exceeded the book value of the goodwill. The Company performs its annual impairment test as of the last day of the fiscal year. These impairment tests must be performed more frequently if there are triggering events.

6. NOTES PAYABLE

On June 17, 2008, the Company entered a loan agreement with a commercial bank in the amount of RMB 20,000,000, or $2,926,000. The loan bears an interest rate of 8.964% per annum. The agreement expires on June 17, 2009. For the nine months ended September 30, 2008, interest expense on the loan totaled RMB 489,981, or $70,248.

As of September 30, 2008, our subsidiary Dajian Zhitong, had an outstanding loan in the amount of RMB 804,217, or $117,657, from its minority shareholder for general working capital needs. The loan bears no interest and is payable on demand.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

7.	ACQUISITIONS OF SUBSIDIARIES

(1) China TranWiseway

During May, 2008, PKU entered into equity transfer agreements with shareholders of China TranWiseway, pursuant to which, PKU acquired 70% ownership of China TranWiseway from these shareholders for a cash price of RMB 6,500,000 (approximately $951,000). China TranWiseway is a high-tech company specializing in transportation information system and application developments. In accordance with SFAS No. 141, Business Combinations (“SFAS No. 141”), the acquisition was accounted for under the purchase method of accounting. Accordingly, the results of China TranWiseway have been included in the accompanying condensed consolidated financial statements since the date of acquisition. The purchase price has been allocated to the assets acquired and liabilities assumed based upon their estimated fair values and the price was allocated as follows:

	In RMB	Currency Exchange Rate	In USD
Net tangible assets	¥706,896	0.1463	$103,419
Existing technology	1,190,000	0.1463	174,097
Goodwill	4,603,104	0.1463	673,434
Total consideration paid	¥6,500,000		$950,950

No supplemental pro forma information is presented for the acquisition due to the immaterial effect of the acquisition on the Company’s results of operations.

(2) Dajian Zhitong

On September 16, 2008, Zhangcheng Media, the Company’s indirectly-owned subsidiary, entered into an equity transfer agreements with shareholders of Dajian Zhitong. Pursuant to the agreement, Zhangcheng Media acquired 85% ownership of Dajian Zhitong from three of the shareholders for a cash price of RMB 1,980,000 (approximately $290,000). Included in the price was an assumption of Dajian Zhitong's liabilities totaling RMB 1,639,518. Therefore, actual acquisition price of the 85% ownership of Dalian Zhitong was RMB 340,482 (approximately $50,000). In accordance with SFAS No. 141, the acquisition was accounted for under the purchase method of accounting. Accordingly, the results of Dajian Zhitong have been included in the accompanying condensed consolidated financial statements since the date of acquisition. The purchase price has been allocated to the assets acquired and liabilities assumed based upon their estimated fair values and the price was allocated as follows:

	In RMB	Currency Exchange Rate	In USD
Net tangible assets	¥56,559	0.1463	$8,275
Goodwill	283,923	0.1463	41,538
Total consideration paid	¥340,482		$49,813

No supplemental pro forma information is presented for the acquisitions due to the immaterial effect of the acquisition on the Company’s results of operations.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

8. SHARE-BASED PAYMENTS

“Accounting for Derivative Financial Instruments Indexed to and Potentially Settled in, a Company’s Own Stock” (“EITF 00-19”), provides criteria for determining whether freestanding contracts that are settled in a company’s own stock, including common stock warrants, should be designated as either an equity instrument, an asset or as a liability under SFAS No. 133. Under the provisions of EITF 00-19, a contract designated as an asset or a liability must be carried at fair value on a company’s balance sheet, with any changes in fair value recorded in a company’s results of operations. It was determined that the Company's warrants qualify for accounting treatment under EITF 00-19, "Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, A Company's Own Stock". Under the terms of the warrant agreements, if the Company fails to deliver the required number of Warrant Shares, the Company will be obligated to pay cash to settle the warrant claims. As a result, the Company must assume that it could be required to settle the warrants on a net-cash basis, thereby necessitating the treatment of the potential settlement obligation as a liability. The fair values of the warrants are presented on the accompanying consolidated balance sheet as “Accrued Warrant Liability” and the changes in the values of these warrants are shown in the accompanying consolidated statement of operations as “Decrease in fair value of warrants liability.” Such gains and losses are non-operating and have no effect on cash flows from operating activities.

(1) Warrants

Effective January 1, 2006, the Company adopted the fair value recognition provisions of SFAS No. 123R. The Company recognized the share-based compensation cost based on the grant-date fair value estimated in accordance with the new provisions of SFAS No. 123R. The Company issued warrants to Antaeus Capital, Inc., in aggregate, to purchase 277,778 shares of the Company’s common stock in connection with merger related services on May 14, 2007, with an exercise price of $1.80 per share. These warrants will expire on May 13, 2014 pursuant to the common stock purchase warrant agreement. The Company used the Black-Scholes option pricing model to determine the fair value of the stock warrants on May 14, 2007. On May 14, 2007, the fair value was as at $3.97 per share, resulting in a share-based compensation totaling $1,104,166. On November 29, 2007, the Company and Antaeus Capital, Inc. entered an amendment to the Company’s common stock purchase warrants. The amendment eliminated the clause subject to which if the Company fails to deliver the required number of Warrant Shares, the Company will be obligated to pay cash to settle the warrant claims. The 277,778 warrants issued to Antaeus Capital, Inc. have been re-valued at $1,039,807, and reclassified to Additional Paid-in Capital from Accrued Warrant Liability as of November 29, 2007.

The fair value for the share-based awards was estimated using the Black-Scholes option pricing model with the assumptions listed below:

	May 14, 2007	November 29, 2007

Expected volatility	203%	148%
Expected life (years)	7	6.46
Risk free interest rate	4.6%	3.72%

On November 30, 2007, the Company issued warrants to CCG Investor Relations Partners LLC, in aggregate, to purchase 50,000 shares of the Company’s common stock in connection with investor relations services, with an exercise price of $5.00 per share. These warrants will expire on November 30, 2010 pursuant to the common stock purchase warrant agreement. The fair market value of these stock warrants was $200,105 and was estimated on the date of grant using the Black-Scholes option-pricing model in accordance with SFAS No. 123R using the following weighted-average assumptions: expected dividend yield 0%; risk-free interest rate of 3.08%; volatility of 148% and an expected term of three years.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

8. SHARE-BASED PAYMENTS (Continued)

The expected volatilities are based on the historical volatility of the Company’s stock. The observations were made in a 52-week period. The expected terms of stock warrants are based on the remaining contractual life of stock warrants outstanding as these stock warrants vested immediately.

A summary of stock warrants for the quarter ended September 30, 2008 is presented as follows:

Stock Warrants	Shares	Weighted- Average Exercise Price	Weighted-Average Remaining Contractual Term (Months)
Outstanding at January 1, 2007	436,187	$2.63	30.77
Granted	277,778	1.80	-
	50,000	5.00
Exercised or converted	(239,023)	2.63	-
Forfeited or expired	(197,164)	2.63	-
Outstanding at December 31, 2007	327,778	2.29	70.11
Granted	-	-
Exercised or converted	-	-
Forfeited or expired	-	-

Exercisable at September 30, 2008	327,778	$2.29	61.11

(2) Stock options

On January 7, 2008, the Company and Mr. Zhihai Mao, the Chief Financial Officer of the Company, entered into a stock option agreement. Pursuant to the terms of the stock option agreement, Mr. Mao was granted a non-qualified option on January 7, 2008 to purchase 200,000 shares of common stock of the Company at an exercise price of $6.70 per share, which was the closing price per share of the Company’s common stock as reported on the OTC Bulletin Board on such date. The option has a term of ten years and expires on January 7, 2018. The option vests in equal installments on a quarterly basis over a three-year period beginning on January 7, 2008. The Company recorded compensation expense of $134,744 during the nine months ended September 30, 2008 in connection with the stock options.

On May 1, 2008, the Company entered into separate Stock Option Agreements with each of Mr. Trien and Dr. Chen. Under the terms of the Stock Option Agreements, the Company agreed to grant a stock option to each of Mr. Trien and Dr. Chen for the purchase of 30,000 shares of common stock of the Company at an exercise price of $6.50 per share, which was the closing price per share of the Company’s common stock as reported on the OTC Bulletin Board on such date. The option has a term of five years and expires on May 1, 2013. The option vests in equal installments on a quarterly basis over a three-year period. The Company recorded compensation expense of $21,994 during the nine months ended September 30, 2008 in connection with the stock options.

On September 28, 2008, the Company entered into a Stock Option Agreement with Mr. Ho-Ping Lin. Under the terms of the Stock Option Agreement, the Company agreed to grant a stock option to Mr. Lin for the purchase of 30,000 shares of common stock of the Company at an exercise price of $6.50 per share. The option has a term of five years and expires on September 28, 2013. The option vests in equal installments on a quarterly basis over a three-year period. The Company recorded compensation expense of $31 during the nine months ended September 30, 2008 in connection with the stock options.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

8. SHARE-BASED PAYMENTS (Continued)

The Company estimates the fair value of stock options using a Black-Scholes option pricing valuation model, consistent with the provisions of SFAS 123(R) and SEC Staff Accounting Bulletin No. 107 (SAB "107").  Key inputs and assumptions used to estimate the fair value of stock options include the grant price of the award, the expected option term, volatility of the Company’s stock, the risk-free rate and the Company’s dividend yield.  Estimates of fair value are not intended to predict actual future events or the value ultimately realized by grantees, and subsequent events are not indicative of the reasonableness of the original estimates of fair value made by the Company.

The fair value of each stock option is estimated on the date of the grant using the Black-Scholes option pricing model.  No dividends were assumed due to the nature of the Company’s current business strategy.  The following table presents the assumptions used for options granted:

	September 30, 2008	June 30, 2008	March 31, 2008
Number of options	30,000	60,000	200,000
Risk free interest rate	2.37%	2.53%	3%
Expected life (year)	3.5	3.5	3.5
Expected volatility	30.15%	53%	53%
Weighted average fair value per option	$0.56	$2.64	$2.76

No options were exercised during the third quarter ended September 30,2008.

As of September 30, 2008, total unrecognized compensation costs related to unvested stock options was $569,607. Unvested stock options are expected to be recognized over a period of 2.4 years.

A summary of options transactions during the quarter ended September 30, 2008 is as follows:

	Number of Options	Weighted Average Exercise Price
Outstanding at January 1, 2008	-	$-
Granted	290,000	$6.6
Exercised	-	$-
Cancelled	-	$-
Outstanding at September 30, 2008	290,000	$6.6

Nonvested as of September 30, 2008	249,166	$6.6
Option exercisable as of September 30, 2008:	40,834	$6.6

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

9. EQUITY TRANSACTIONS

In April 2007, per the request of the note holders, $21,000 of convertible promissory notes and $5,815 of accrued interest totaled $26,815 were converted into 12,769 shares of the Company’s common stock at $0.28 per share.

In April 2007, 239,023 common shares were issued upon the cashless exercise of warrants .

Pursuant to the agreement entered into between the Company and the former directors in April 2007, the Company directly issued 40,000 common shares to the former directors as compensation. The related expense $166,230 was recorded based on the average stock price during the period from February to April 2007.

On May 14, 2007, the Company entered into a cancellation agreement with Weicheng International Inc. and Foster Growth Ltd. Pursuant to the agreement, Weicheng International Inc. agreed to the cancellation of 2,043,784 shares of the Company’s common stock owned by Weicheng International Inc.

On May 14, 2007, the Company completed the reverse acquisition transaction with Cabowise whereby the Company issued to the shareholders of Cabowise 10,841,492 shares of the Company’s common stock in exchange for all of the issued and outstanding capital stock of Cabowise. Cabowise thereby became the Company’s wholly-owned subsidiary and the former shareholders of Cabowise became the Company’s controlling stockholders. The exchange of shares was accounted for as a reverse acquisition under the purchase method of accounting since the former shareholders of PKU obtained control of the consolidated entity. Accordingly, the merger of the two companies has been recorded as a recapitalization of PKU, with PKU being treated as the continuing entity.

On May 14, 2007, the Company issued and sold 1,777,778 shares to certain accredited investors for a cash price of $1.80 per share and a total amount of $3,200,000 pursuant to a private placement completed by the Company.

On May 14, 2007, the Company issued 13,889 shares of its common stock (approximately $25,000) to Thelen Reid Brown Raysman & Steiner LLP for their legal services in connection with the share exchange and private placement transaction.

On May 14, 2007, the Company issued to the placement agent, Antaeus Capital, Inc., a seven-year warrant to purchase 277,778 shares of our common stock at an exercise price of $1.80. The Company used Black-Scholes option pricing model to determine the fair value of the stock warrants on the grant date. The fair value was at $3.98 per share resulting in a share-based compensation totaling $1,104,166.

Transaction costs including legal, accounting and investment banking fees, etc., were charged directly to equity as a reduction from the cash consideration received for the newly-issued common stock. Such costs totaled 1,791,908 and 1,492,361 for the nine months ended September 30, 2008 and the year ended December 31, 2007, respectively.

Effect of subsidiary equity transactions was calculated under the provisions of the Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin Topic 5H (“SAB Topic 5H”) and relates to the issuance of securities of a non-wholly owned subsidiary. The amount of $ 323,247 represents the difference between the Company’s book value investment in PKU immediately prior to the transaction and its book value investment in PKU immediately following the transaction.

On July 17, 2008, the Company issued and sold 2,586,207 shares to SAIF Partners III L.P. ("SAIF"), for a cash price of $5.80 per share and a total amount of $15,000,000 pursuant to a private placement completed by the Company.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

10. INCOME TAXES

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007. As a result of the implementation of Interpretation 48, the Company recognized no increases or decreases in the total amounts of previously unrecognized tax benefits.  The Company had no unrecognized tax benefits as of December 31, 2007 or September 30, 2008. The Company did not incur any interest and penalties related to potential underpaid income tax expenses and also believed that the adoption of FIN 48 does not have a significant impact on the unrecognized tax benefits during the quarter ended September 30, 2008.

The Company, through its subsidiaries, PKU, Beijing Tian Hao, Beijing Zhangcheng, Zhangcheng Media and Xinjiang Zhangcheng is governed by the Income Tax Laws of the PRC. Operations in the United States of America have incurred net accumulated operating losses of $3,300,000 as of September 30, 2008 for income tax purposes. However, a hundred percent allowance has been created on the deferred tax asset of $1,300,000 due to uncertainty of its realization.

The income tax expense was as follows:

	Nine Months Ended September 30, 2008
	Domestic		Foreign
	Federal	State	China
Current	$-	$-	$-
Deferred	-	-	49,971
	$-	$-	$49,971

PKU and Dajian Zhitong are charged at the tax rate at 25% on the net income for PRC income tax purpose under the new Enterprise Tax Law in 2008. Beijing Tian Hao, Beijing Zhangcheng, Xinjiang Zhangcheng and Zhangcheng Media qualify as “new or high-technology enterprise” located in a high-tech zone in Beijing and Urumqi, and are entitled for tax exemption on the net income for PRC income tax purpose in 2008. China TranWiseway is subject to EIT at a reduced rate of 7.5% in 2008.

The Company recognizes deferred tax assets and liabilities for temporary differences between the financial reporting and tax bases of its assets and liabilities. Deferred assets are reduced by a valuation allowance when deemed appropriate.

The tax effects of existing temporary differences that give rise to significant portions of deferred tax assets at September 30, 2008 were as follows:

	Foreign				Domestic
Deferred Tax Assets	In RMB		Currency Exchange Rate	In USD	In USD
Net operating loss carryforwards		¥1,479,817	0.1463	$216,497	$1,300,000
Valuation allowance		-	0.1463	-	(1,300,000)
Net deferred tax assets	¥	¥ 1,479,817		$216,497	$-

As of September 30, 2008, the Company had net operating loss carryforwards for China income tax purposes of approximately ¥9,900,000, or $1,500,000, which, if used to offset future taxable income, will expire in year 2012.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

11. INCOME PER SHARE

The Company calculates its basic and diluted earnings per share in accordance with SFAS No. 128, “Earnings Per Share”. Basic earnings per share is calculated by dividing net income by the weighted average number of common shares outstanding for the period. Diluted earnings per share is calculated by adjusting the weighted average outstanding shares to assume conversion of all potentially dilutive warrants and options include nonvested stock granted to employees. The Company uses the treasury stock method to reflect the potential dilutive effect of the unvested stock options and unexercised warrants. In calculating the number of dilutive shares outstanding, the shares of common stock underlying unvested stock options are assumed to have been delivered on the grant date.

The computation of earnings per share is as follows:
	Nine Months Ended September 30,
	2008	2007
Net Income, as reported:	$6,970,602	$3,604,344
Basic earnings per share:
Basic weighted average share outstanding	20,175,820	14,160,512
Basic earnings per common share	$0.35	$0.25
Diluted earnings per share:
Basic weighted average share outstanding	20,175,820	14,160,512
Effect of dilutive stock options and warrants	217,357	138,889
Diluted weighted average shares outstanding	20,393,177	14,299,401
Diluted earnings per common share	$0.34	$0.25

12. COMPENSATED ABSENCES

Employees earn annual vacation leave at the rate of seven (7) days per year for the first year. Upon completion of the first year of employment, employees earn one (1) additional day for each additional year. At termination, employees are paid for any accrued annual vacation leave. As of September 30, 2008 and December 31, 2007, we had no vacation liability.

13. RELATED-PARTY TRANSACTIONS

Operating Leases---The Company leases its facility from a former shareholder under an operating lease agreement which expires on December 1, 2008. The base rent is approximately $8,000 per month. Rent expense under this lease agreement amounted to approximately $72,000 for the nine months ended September 30, 2008. Approximately future minimum obligations under the above operating lease at September 30, 2008 amounted $16,000.

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

14. COMMITMENTS AND CONTINGENCIES

PKU and its subsidiaries rent offices under several operating leases. Rent expenses for these offices totaled $163,540 for the nine months ended September 30, 2008. The aggregate future minimum payments under these lease agreements over one year are as follows:

Year ending September 30,	Lease Commitments

2009	$284,541
2010	255,685
2011	67,400
Total	$607,626

15. CONCENTRATION

a. Cash

The Company maintains cash in three commercial banks located in California. Up to $100,000 of the balance in each bank is insured by the U.S. Federal Deposit Insurance Corporation (FDIC). As of September 30, 2008 and December 31, 2007, uninsured balances totaled $14,654,564 and $1,963,533, respectively.

b. Major Customers

During the nine months ended September 30, 2008, two of the Company’s customers accounted for approximately $5,750,000 of the total revenues. Those customers comprised approximately 31% of the total sales during the nine months ended September 30, 2008. Included in accounts receivable is approximately $290,000 from these customers as of September 30, 2008.

16. OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income, included in stockholders' equity, at September 30, 2008 was as follows:

	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income

Balance at January 1, 2007	$214,770	$214,770
Change for the year ended December 31, 2007	672,414	672,414

Balance at December 31, 2007	887,184	887,184
Change for the nine months ended September 30, 2008	1,375,751	1,375,751

Balance at September 30, 2008	$2,262,935	$2,262,935

CHINA TRANSINFO TECHNOLOGY CORP. AND ITS SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2008

17. SUBSEQUENT EVENT

On October 1, 2008, our subsidiary, PKU, entered into an equity transfer agreement with with six individual shareholders of Shanghai Yootu Information Technology Co., Ltd. (“Shanghai Yootu”)., pursuant to which, PKU will acquire 100% ownership of Shanghai Yootu from these six individual shareholders. Under the terms of the Equity Transfer Agreement, PKU will make the payments in three installments to the Transferors. The initial cash payment of RMB 8.8 million (approximately $1.3 million) will be paid to the Transferors within five (5) business days after the date of execution of the Equity Transfer Agreement. The second payment will be made by the later of (1) January 1, 2010 and (2) the completion of the audit of financial statements of Shanghai Yootu as of and for the fiscal year ended December 31, 2009 and will be equal to twice Shanghai Yootu’s 2009 full year net income. The second payment consists of 50% cash and 50% shares of the Company’s common stock. The number of shares issuable in satisfaction of the equity portion of the second payment will be calculated based on the 30-day average closing price of the Company’s common stock before December 31, 2009. The final payment will be made by the later of (1) January 1, 2011 and (2) the completion of the audit of financial statements of Shanghai Yootu as of and for the fiscal year ended December 31, 2010 and will be a payment in 50% cash and 50% of the Company’s common stock, which in aggregate will be equal to three times Shanghai Yootu's 2010 full year net income. The number of shares issuable in satisfaction of the equity portion of the final payment will be calculated based on the 30-day average closing price of the Company’s common stock before December 31, 2010. Shanghai Yootu specializes in the research and development of transportation information collection systems, transportation information application systems, transportation dynamic data processing, and transportation information location service systems.

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